UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-08333

Nuveen Investment Trust II

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Vice President and Secretary

333 West Wacker Drive,

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: July 31

Date of reporting period: July 31, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

Mutual Funds
31 July
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Santa Barbara Dividend Growth Fund	NSBAX	NSBCX	NBDRX	NSBFX	NSBRX
Nuveen Santa Barbara Global Dividend Growth Fund	NUGAX	NUGCX	NUGRX	—	NUGIX
Nuveen Santa Barbara International Dividend Growth Fund	NUIAX	NUICX	NUIRX	—	NUIIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
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Table
of Contents

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
September 22, 2020

Portfolio Managers’
Comments
Nuveen Santa Barbara Dividend Growth Fund
Nuveen Santa Barbara Global Dividend Growth Fund
Nuveen Santa Barbara International Dividend Growth Fund
All of these Funds are managed by Santa Barbara Asset Management (SBAM), an affiliate of Nuveen, LLC, the Funds’ investment adviser. David S. Park, CFA, and David A. Chalupnik, CFA, serve as portfolio managers for all three Funds.
Here the portfolio managers discuss economic and domestic and global market conditions, investment strategies and performance of the Funds for the twelve-month reporting period ended July 31, 2020.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month reporting period ended July 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Portfolio Managers’ Comments (continued)
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.

The S&P 500® Index declined 19.6% during the first quarter 2020, its worst quarterly return since the fourth quarter of 2008. After a new all-time high on February 19, 2020, the S&P 500 rapidly declined 33.8% to end in bear market territory. Market volatility spiked to levels not seen since the Financial Crisis of 2008-09 and remained extremely elevated. While the U.S. officially entered a recession in February 2020, stocks and risk assets have been on an upward trajectory since the end of March 2020, with the S&P 500® Index recouping its losses ending the reporting period up 11.96%. Global markets have also rebounded, but more cautiously. The MSCI World Index ended the reporting period up 7.23%.
How did the Funds perform the twelve-month reporting period ended July 31, 2020?
The tables in the Fund Performance and Expense Ratios section of this report provide total return performance for the Funds for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2020. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of a corresponding market index and Lipper classification average. A more detailed account of each Fund’s performance is provided later in this report.
For the twelve-month reporting period ended July 31, 2020, the total return at common share NAV for all three Funds underperformed their respective market index while outperforming their respective Lipper classification average.
What strategies were used to manage the Funds during this twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
Nuveen Santa Barbara Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the S&P 500® but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation by focusing on mid- to large-capitalization companies that have the potential for high dividend income and dividend growth. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields. The portfolio is structured with three key elements in mind: 1) a target dividend yield higher than that of the S&P 500® 2) lower volatility than the S&P 500® and 3) a focus on companies with growing dividends.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. The Fund may invest in small-, mid- and large-cap companies. The Fund may invest up to 25% of its net assets in non-U.S. equity securities that are U.S. dollar-denominated.
Sector allocation was the main driver of relative underperformance, in particular, the Fund’s underweight to the information technology and consumer discretionary sectors, which was partially offset by stock selection in the producer durables and utilities sectors.
Individual holdings that contributed to absolute performance included consumer discretionary holding and home improvement retailer Lowe’s Cos Inc. The company reported first quarterly 2020 earnings per share and revenue well ahead of consensus estimates driven by strong same store sales growth and gross margin expansion. Strong sales were driven by both transactions and average ticket size, as customers that were quarantining due to the COVID-19 crisis and increased spending on home improvement projects. Information technology holding Apple Inc further contributed to performance. Apple reported solid growth in its wearable, home & accessories segment, reporting all-time revenue records. Following the significant disruption in February 2020, the company's supply chain resumed normal operations during the second quarter 2020 and there have been signs of iPhone demand recovery in China. Another top contributor to performance was the information technology sector holding Microsoft Corp. The company announced better than expected quarterly revenue, earnings per share, cash flow per share, and margins. The increase in work-from-home drove demand for the company's cloud-computing products, Windows devices and productivity tools. We continue to hold the positions.

Portfolio Managers’ Comments (continued)
Individual holdings that detracted from the Fund’s absolute performance, included energy sector holdings Phillips 66 and Chevron Corporation. Shares of energy companies remained volatile as the COVID-19 crisis continued to impact the U.S. and global markets. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off. In addition, Chevron also walked away from a large deal in the Permian Basin in 2019. Lastly, real estate sector holding AvalonBay Communities, Inc. detracted from performance. AvalonBay owns apartments often located in established real estate markets. There is concern that AvalonBay's business may face increased stress as government assistance runs its course and an increasing number of renters are likely to stop paying their rent. We continue to hold the positions.
Nuveen Santa Barbara Global Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI World Index, but outperformed its Lipper classification average for the twelve-month reporting period ended July 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors.
The Fund seeks capital appreciation by investing in companies with the potential for earnings growth. Secondarily, the strategy has an income component by limiting investments to companies that not only pay dividends, but are committed to growing them. This two part philosophy of earnings growth combined with dividend growth is based on the belief that even growth companies should return capital in the form of dividends. Dividends may be a sign of capital discipline, financial well-being and business sustainability, three hallmarks of a high quality company. The income produced by dividends is a necessary adjunct to a sound capital appreciation strategy because it may limit volatility and potentially become a meaningful contributor to total return over time.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend-paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests between 40% and 75% of its net assets in non-U.S. securities. The Fund may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid and large-cap companies.
The Fund's utilities and real estate sector holdings notably contributed to relative performance, while stock selection in the information technology consumer discretionary and communication services sectors detracted from relative performance. From a country standpoint, the Fund’s holdings in Germany and Australia contributed to performance, while the Fund’s U.S. and French holdings detracted from relative performance.
Holdings that contributed to absolute performance included the consumer discretionary sector holding and home improvement retailer Lowe’s Cos Inc. The company reported first quarter 2020 earnings per share and revenue well ahead of consensus estimates driven by strong same store sales growth and gross margin expansion. Strong sales were driven by both transactions and average ticket size, as customers that were quarantining due to the COVID-19 crisis increased spending on home improvement projects. Information technology holding Apple Inc further contributed to performance. Apple reported solid growth in its wearable, home & accessories segment and all five geographies reported all-time revenue records. Following the significant disruption in February 2020, the company's supply chain resumed normal operations during the second quarter 2020 and there have been signs of iPhone demand recovery in China. Another top contributor to performance was the information technology sector holding Microsoft Corp. The company announced better than expected quarterly revenue, earnings per share, cash flow per share, and margins. The increase in work-from-home drove demand for the company's cloud-computing products, Windows devices and productivity tools. We continue to hold the positions.

Individual holdings that detracted from the Fund’s absolute performance included French commercial aerospace and defense company Safran SA. The firm's proposed dividend was canceled to preserve cash and strengthen operations due to fundamental challenges within the commercial aerospace industry due to the COVID-19 crisis. The industry is under pressure as airline customers reduce demand for airline travel. In addition, Lloyd’s Banking Group PLC detracted from performance. During the reporting period, Lloyds Banking Group missed analysts’ expectations and announced disappointing earnings for the first quarter of 2020 as the COVID-19 crisis impacted financial institutions around the world. Lastly, Compass Group PLC detracted from performance. The world's largest contract management food service firm was impacted by the COVID-19 crisis. Compass Group missed first-half earnings expectations and cut its dividend as a result of stagnant revenue and a steep decline in margins in Europe. We sold the positions during the reporting period.
Nuveen Santa Barbara International Dividend Growth Fund
The Fund’s Class A Shares at NAV underperformed the MSCI EAFE Index but outperformed its Lipper classification average during the twelve-month reporting period ended July 31, 2020.
Santa Barbara’s investment objective for this Fund is to seek an attractive total return comprised of income from dividends and long term capital appreciation. The security selection process is based on bottom-up fundamental analysis. Initially, companies are screened based on their dividend yields to identify potential candidates for investment. The fundamental research is then geared to identify those companies that appear positioned to grow their dividends over time. We strive to balance the portfolio across different sector and industry groups. However, due to the overarching focus on dividend paying securities, it is common for the portfolio to have the greatest exposure to industries with traditionally higher dividend yields, such as the utility, financial and energy sectors. The Fund’s portfolio focuses on global equity securities of companies that have potential for dividend income and dividend growth in an effort to provide an attractive total return comprised of dividends and long-term capital appreciation.
Under normal market conditions, the Fund invests at least 80% of its net assets in dividend paying equity securities, which include preferred securities. Also, under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. securities. Although the Fund will concentrate its investments in developed markets, it may invest up to 10% of its net assets in companies located in emerging market countries. The Fund may invest in small-, mid- and large-cap companies. The Fund’s portfolio is structured with three key elements in mind: maintaining an aggregate dividend yield higher than that of the MSCI EAFE Index, seeking lower volatility than the MSCI EAFE Index and investing in companies with a track record of increasing their dividends.
United Kingdom and Australian holdings contributed to relative performance, while the Fund’s Japanese and French positions detracted from the Fund’s relative performance. The materials, energy and utilities sector holdings notably contributed to relative performance, while stock selection in the consumer discretionary and health care sectors detracted from relative performance.
Individual holdings that positively contributed to the Fund’s performance, included the materials sector holdings Linde PLC and Koninklijke DSM NV. The U.S.-German industrial gas maker, Linde announced plans to continue investing in health care and electronics as it reported better-than-expected quarterly earnings. In addition, the Dutch medical technology company Koninklijke DSM NV announced core earnings better than analysts had expected. A surge in new orders in the second quarter 2020 reflected strong demand for medical equipment during the COVID-19 crisis. Lastly, the information technology sector holding SAP SE contributed to performance. The German software giant confirmed its full year outlook and signaled a rebound in its business from the effects of the COVID-19 crisis. We continue to hold these positions.
Individual holdings that detracted from the Fund’s absolute performance included French commercial aerospace and defense company Safran SA. The firm's proposed dividend was canceled to preserve cash and strengthen operations due to fundamental challenges within the commercial aerospace industry due to the COVID-19 crisis. The industry is under pressure as airline customers reduce demand for airline travel. In addition, Compass Group PLC detracted from performance. The world's largest contract management food service firm was impacted by the COVID-19 crisis. Compass Group missed first-half earnings expectations and cut its dividend as a result of stagnant revenue and a steep decline in margins in Europe. We sold the positions during the reporting period. Lastly, consumer discretionary holding Carnival PLC detracted detracted from performance. The cruise operator’s outlook for the third quarter 2020 was below expectations and lowered its full-year guidance, overshadowing its second quarter 2020 earnings results. We sold the Fund's position in Carnival PLC.

Risk Considerations
Nuveen Santa Barbara Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. Dividend-paying stocks, such as those held by the fund, are subject to market risk, concentration or sector risk, preferred security risk, and common stock risk. Smaller company stocks are subject to greater volatility. Foreign investments involve additional risks including currency fluctuations, political and economic instability, and lack of liquidity.
Nuveen Santa Barbara Global Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.
Nuveen Santa Barbara International Dividend Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Dividends are not guaranteed. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, preferred security, and smaller company risks, are described in detail in the Fund’s prospectus.

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	10-Year	Expense Ratios
Class A Shares at NAV	3/28/06	6.54%	9.11%	11.98%	0.96%
Class A Shares at maximum Offering Price	3/28/06	0.41%	7.83%	11.32%	-
S&P 500® Index	-	11.96%	11.49%	13.84%	-
Lipper Equity Income Funds Classification Average	-	(2.56)%	6.06%	9.66%	-
Class C Shares	3/28/06	5.75%	8.30%	11.14%	1.71%
Class R3 Shares	3/03/09	6.27%	8.84%	11.71%	1.21%
Class I Shares	3/28/06	6.82%	9.39%	12.26%	0.71%

	Total Returns as of July 31, 2020*
		Average Annual
	Inception Date	1-Year	5-Year	Since Inception	Expense Ratios
Class R6 Shares	3/25/13	6.86%	9.46%	10.87%	0.65%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Santa Barbara Global Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Average Annual
		Total Returns as of July 31, 2020*			Expense Ratios**
	Inception date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	2.14%	5.33%	8.37%	1.77%	1.15%
Class A Shares at maximum Offering Price	-	(3.73)%	4.09%	7.59%	-	-
MSCI World Index	-	7.23%	7.52%	10.66%	-	-
Lipper Global Equity Income Funds Classification Average	-	(1.96)%	3.63%	6.84%	-	-
Class C Shares	6/11/12	1.32%	4.54%	7.56%	2.52%	1.90%
Class R3 Shares	6/11/12	1.85%	5.06%	8.10%	2.02%	1.40%
Class I Shares	6/11/12	2.37%	5.58%	8.64%	1.52%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Fund Performance and Expense Ratios (continued)
Nuveen Santa Barbara International Dividend Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Average Annual
		Total Returns as of July 31, 2020*			Expense Ratios**
	Inception date	1-Year	5-Year	Since Inception	Gross	Net
Class A Shares at NAV	6/11/12	(2.12)%	1.45%	5.46%	3.29%	1.15%
Class A Shares at maximum Offering Price	-	(7.74)%	0.26%	4.70%	-	-
MSCI EAFE Index	-	(1.67)%	2.10%	6.51%	-	-
Lipper International Equity Income Funds Classification Average	-	(3.93)%	1.17%	4.16%	-	-
Class C Shares	6/11/12	(2.89)%	0.69%	4.67%	4.05%	1.90%
Class R3 Shares	6/11/12	(2.36)%	1.20%	5.20%	3.55%	1.40%
Class I Shares	6/11/12	(1.86)%	1.70%	5.72%	3.05%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Holding Summaries    as of July 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Santa Barbara Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.5%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Portfolio Composition (% of net assets)
IT Services	6.6%
Pharmaceuticals	6.3%
Health Care Providers & Services	5.6%
Communications Equipment	4.8%
Software	4.8%
Technology Hardware, Storage & Peripherals	4.7%
Chemicals	4.6%
Specialty Retail	3.9%
Insurance	3.7%
Oil, Gas & Consumable Fuels	3.2%
Equity Real Estate Investment Trust	3.0%
Electric Utilities	2.9%
Aerospace & Defense	2.8%
Capital Markets	2.7%
Biotechnology	2.6%
Media	2.6%
Semiconductors & Semiconductor Equipment	2.5%
Beverages	2.4%
Road & Rail	2.4%
Diversified Telecommunication Services	2.3%
Multi-Utilities	2.3%
Tobacco	2.2%
Other [1]	18.6%
Repurchase Agreements	2.4%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	4.8%
Apple Inc	4.7%
Lowe's Cos Inc	3.8%
UnitedHealth Group Inc	3.5%
Johnson & Johnson	3.5%
(1)	See Portfolio of Investments for details on "other" Portfolio Composition.

Holding Summaries    as of July 31, 2020 (continued)
Nuveen Santa Barbara Global Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.6%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.3%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Microsoft Corp	4.3%
SAP SE	3.3%
Apple Inc	2.9%
UnitedHealth Group Inc	2.9%
Comcast Corp	2.7%
Portfolio Composition (% of net assets)
Pharmaceuticals	8.2%
Software	7.6%
Banks	5.4%
Oil, Gas & Consumable Fuels	5.2%
IT Services	4.4%
Containers & Packaging	4.1%
Electric Utilities	3.6%
Communications Equipment	3.3%
Beverages	3.2%
Food Products	3.1%
Technology Hardware, Storage & Peripherals	2.9%
Wireless Telecommunication Services	2.9%
Health Care Providers & Services	2.9%
Media	2.7%
Diversified Telecommunication Services	2.5%
Capital Markets	2.5%
Specialty Retail	2.3%
Personal Products	2.2%
Aerospace & Defense	2.2%
Gas Utilities	2.1%
Semiconductors & Semiconductor Equipment	2.0%
Tobacco	2.0%
Road & Rail	1.9%
Other [1]	18.4%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.3%
Net Assets	100%
Country Allocation[2] (% of net assets)
United States	59.1%
United Kingdom	7.9%
Japan	6.8%
France	6.5%
Canada	4.6%
Australia	4.1%
Germany	3.3%
Italy	2.1%
China	1.5%
Switzerland	1.3%
Other	2.5%
Other Assets Less Liabilities	0.3%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 1.5% (as a percentage of net assets) in emerging market countries.

Nuveen Santa Barbara International Dividend Growth Fund
Fund Allocation (% of net assets)
Common Stocks	95.6%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	2.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Linde PLC	5.8%
SAP SE	4.9%
Koninklijke DSM NV	4.8%
Sanofi	4.5%
ITOCHU Corp	4.2%
Portfolio Composition (% of net assets)
Pharmaceuticals	11.0%
Chemicals	10.6%
Wireless Telecommunication Services	5.8%
Oil, Gas & Consumable Fuels	5.5%
Food Products	5.2%
Banks	4.9%
Software	4.9%
Electric Utilities	4.6%
Trading Companies & Distributors	4.2%
Capital Markets	4.1%
Containers & Packaging	3.6%
Diversified Telecommunication Services	3.5%
Gas Utilities	3.2%
Household Products	3.2%
Real Estate Management & Development	2.8%
Other [1]	18.5%
Repurchase Agreements	2.3%
Other Assets Less Liabilities	2.1%
Net Assets	100%
Country Allocation[2] (% of net assets)
United Kingdom	19.7%
Japan	14.0%
France	12.8%
Canada	8.3%
Australia	7.7%
Netherlands	7.0%
Germany	4.9%
Denmark	4.1%
Hong Kong	3.5%
Spain	3.3%
Other	12.6%
Other Assets Less Liabilities	2.1%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 2.1% (as a percentage of net assets) in emerging market countries.

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2020.
The beginning of the period is February 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Santa Barbara Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 984.64	$ 980.89	$ 983.28	$ 986.10	$ 985.94
Expenses Incurred During the Period	$ 4.74	$ 8.32	$ 5.92	$ 3.16	$ 3.46
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,020.09	$1,016.46	$1,018.90	$1,021.68	$1,021.38
Expenses Incurred During the Period	$ 4.82	$ 8.47	$ 6.02	$ 3.22	$ 3.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.96%, 1.69%, 1.20%, 0.64% and 0.70% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Nuveen Santa Barbara Global Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 953.29	$ 949.62	$ 951.87	$ 954.22
Expenses Incurred During the Period	$ 5.59	$ 9.21	$ 6.79	$ 4.37
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,017.90	$1,020.39
Expenses Incurred During the Period	$ 5.77	$ 9.52	$ 7.02	$ 4.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
Nuveen Santa Barbara International Dividend Growth Fund
	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 924.47	$ 920.88	$ 923.62	$ 925.81
Expenses Incurred During the Period	$ 5.50	$ 9.07	$ 6.70	$ 4.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.14	$1,015.42	$1,017.90	$1,020.39
Expenses Incurred During the Period	$ 5.77	$ 9.52	$ 7.02	$ 4.52
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.15%, 1.90%, 1.40% and 0.90% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Santa Barbara Dividend Growth Fund, Nuveen Santa Barbara Global Dividend Growth Fund and Nuveen Santa Barbara International Dividend Growth Fund (three of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 25, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.

Nuveen Santa Barbara Dividend Growth Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.5%
	COMMON STOCKS – 97.5%
	Aerospace & Defense – 2.8%
220,197	Lockheed Martin Corp	$ 83,448,057
	Banks – 2.2%
665,662	JPMorgan Chase & Co	64,329,576
	Beverages – 2.4%
508,482	PepsiCo Inc	69,997,632
	Biotechnology – 2.6%
813,671	AbbVie Inc	77,225,515
	Building Products – 2.0%
522,244	Trane Technologies PLC	58,423,436
	Capital Markets – 2.7%
1,245,129	Charles Schwab Corp	41,276,026
225,267	CME Group Inc	37,434,870
	Total Capital Markets	78,710,896
	Chemicals – 4.6%
420,644	International Flavors & Fragrances Inc	52,980,112
338,263	Linde PLC	82,911,644
	Total Chemicals	135,891,756
	Communications Equipment – 4.8%
1,793,450	Cisco Systems Inc	84,471,495
413,362	Motorola Solutions Inc	57,788,008
	Total Communications Equipment	142,259,503
	Consumer Finance – 1.8%
549,769	American Express Co	51,304,443
	Containers & Packaging – 1.6%
501,238	Packaging Corp of America	48,178,997
	Diversified Telecommunication Services – 2.3%
2,250,505	AT&T Inc	66,569,938
	Electric Utilities – 2.9%
302,771	NextEra Energy Inc	84,987,820

Nuveen Santa Barbara Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Entertainment – 1.9%
476,611	Walt Disney Co	$ 55,734,890
	Equity Real Estate Investment Trust – 3.0%
215,127	AvalonBay Communities Inc	32,940,246
674,354	CyrusOne Inc	56,254,611
	Total Equity Real Estate Investment Trust	89,194,857
	Food Products – 2.1%
1,100,987	Mondelez International Inc	61,093,769
	Health Care Equipment & Supplies – 1.7%
531,661	Medtronic PLC	51,294,653
	Health Care Providers & Services – 5.6%
229,613	Anthem Inc	62,868,040
339,712	UnitedHealth Group Inc	102,857,999
	Total Health Care Providers & Services	165,726,039
	Hotels, Restaurants & Leisure – 2.0%
298,001	McDonald's Corp	57,895,634
	Household Products – 1.7%
659,143	Colgate-Palmolive Co	50,885,840
	Industrial Conglomerates – 1.6%
323,777	Honeywell International Inc	48,362,570
	Insurance – 3.7%
367,961	Chubb Ltd	46,819,358
525,866	Marsh & McLennan Cos Inc	61,315,975
	Total Insurance	108,135,333
	IT Services – 6.6%
416,491	Accenture PLC, Class A	93,618,847
676,527	Fidelity National Information Services Inc	98,982,665
	Total IT Services	192,601,512
	Media – 2.6%
1,782,585	Comcast Corp	76,294,638
	Multi-Utilities – 2.3%
694,636	WEC Energy Group Inc	66,171,025
	Oil, Gas & Consumable Fuels – 3.2%
595,402	Chevron Corp	49,978,044
685,219	Phillips 66	42,497,282
	Total Oil, Gas & Consumable Fuels	92,475,326

Shares	Description (1)	Value
	Pharmaceuticals – 6.3%
704,776	Johnson & Johnson	$102,728,150
1,022,405	Merck & Co Inc	82,037,777
	Total Pharmaceuticals	184,765,927
	Road & Rail – 2.4%
401,280	Union Pacific Corp	69,561,888
	Semiconductors & Semiconductor Equipment – 2.5%
577,294	Texas Instruments Inc	73,633,850
	Software – 4.8%
681,598	Microsoft Corp	139,734,406
	Specialty Retail – 3.9%
758,377	Lowe's Cos Inc	112,929,919
	Technology Hardware, Storage & Peripherals – 4.7%
321,604	Apple Inc	136,694,564
	Tobacco – 2.2%
840,227	Philip Morris International Inc	64,537,836
	Total Long-Term Investments (cost $1,818,886,515)	2,859,052,045

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.4%
	REPURCHASE AGREEMENTS – 2.4%
$ 71,178	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $71,178,226, collateralized by $6,522,200 U.S. Treasury Bonds, 2.750%, due 8/15/42, value $8,771,594; $60,545,400 U.S. Treasury Note, 0.125%, due 4/15/25, value $63,830,225	0.000%	8/03/20	$ 71,178,226
	Total Short-Term Investments (cost $71,178,226)			71,178,226
	Total Investments (cost $1,890,064,741) – 99.9%			2,930,230,271
	Other Assets Less Liabilities – 0.1%			4,238,895
	Net Assets – 100%			$ 2,934,469,166
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
See accompanying notes to financial statements.

Nuveen Santa Barbara Global Dividend Growth Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.6%
	COMMON STOCKS – 97.6%
	Aerospace & Defense – 2.2%
1,140	Lockheed Martin Corp	$ 432,026
	Banks – 5.4%
102,700	BOC Hong Kong Holdings Ltd, (2)	286,333
4,748	JPMorgan Chase & Co	458,847
6,892	Toronto-Dominion Bank	304,968
	Total Banks	1,050,148
	Beverages – 3.2%
2,398	Heineken NV	232,305
2,912	PepsiCo Inc	400,866
	Total Beverages	633,171
	Biotechnology – 1.7%
3,482	AbbVie Inc	330,477
	Capital Markets – 2.5%
4,309	Charles Schwab Corp	142,844
3,936	Macquarie Group Ltd, (2)	345,903
	Total Capital Markets	488,747
	Chemicals – 1.5%
2,252	International Flavors & Fragrances Inc	283,639
	Communications Equipment – 3.3%
8,337	Cisco Systems Inc	392,673
1,739	Motorola Solutions Inc	243,112
	Total Communications Equipment	635,785
	Consumer Finance – 1.4%
2,982	American Express Co	278,280
	Containers & Packaging – 4.1%
44,273	Amcor PLC, (2)	454,718
3,512	Packaging Corp of America	337,574
	Total Containers & Packaging	792,292
	Diversified Financial Services – 0.9%
15,900	ORIX Corp, (2)	171,960
	Diversified Telecommunication Services – 2.5%
8,421	AT&T Inc	249,093

Shares	Description (1)	Value
	Diversified Telecommunication Services (continued)
165,487	HKT Trust & HKT Ltd, (2)	$ 243,843
	Total Diversified Telecommunication Services	492,936
	Electric Utilities – 3.6%
1,423	NextEra Energy Inc	399,436
17,292	SSE PLC, (2)	293,313
	Total Electric Utilities	692,749
	Electronic Equipment, Instruments & Components – 0.6%
10,000	Alps Alpine Co Ltd, (2)	126,061
	Entertainment – 1.2%
1,957	Walt Disney Co	228,851
	Equity Real Estate Investment Trust – 1.8%
4,202	CyrusOne Inc	350,531
	Food Products – 3.1%
5,262	Danone SA, (2)	352,203
2,128	Nestle SA, (2)	253,065
	Total Food Products	605,268
	Gas Utilities – 2.1%
76,058	Snam SpA, (2)	404,891
	Health Care Providers & Services – 2.9%
1,840	UnitedHealth Group Inc	557,115
	Hotels, Restaurants & Leisure – 1.6%
5,571	Restaurant Brands International Inc	314,641
	Household Products – 1.8%
3,584	Reckitt Benckiser Group PLC, (2)	359,366
	Industrial Conglomerates – 1.8%
2,410	Honeywell International Inc	359,982
	IT Services – 4.4%
1,688	Accenture PLC, Class A	379,429
3,221	Fidelity National Information Services Inc	471,264
	Total IT Services	850,693
	Media – 2.7%
12,145	Comcast Corp	519,806
	Oil, Gas & Consumable Fuels – 5.2%
3,084	Chevron Corp	258,871
8,944	Enbridge Inc	286,259
3,457	Phillips 66	214,403

Nuveen Santa Barbara Global Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Oil, Gas & Consumable Fuels (continued)
6,976	TOTAL SE, (2)	$ 263,997
	Total Oil, Gas & Consumable Fuels	1,023,530
	Personal Products – 2.2%
7,341	Unilever PLC, (2)	437,120
	Pharmaceuticals – 8.2%
20,500	Astellas Pharma Inc, (2)	319,758
3,392	Johnson & Johnson	494,418
3,946	Merck & Co Inc	316,627
4,458	Sanofi, (2)	468,077
	Total Pharmaceuticals	1,598,880
	Professional Services – 1.3%
7,202	Experian PLC, (2)	251,567
	Road & Rail – 1.9%
2,186	Union Pacific Corp	378,943
	Semiconductors & Semiconductor Equipment – 2.0%
3,069	Texas Instruments Inc	391,451
	Software – 7.6%
4,059	Microsoft Corp	832,136
4,098	SAP SE, (2)	646,883
	Total Software	1,479,019
	Specialty Retail – 2.3%
3,000	Lowe's Cos Inc	446,730
	Technology Hardware, Storage & Peripherals – 2.9%
1,343	Apple Inc	570,829
	Textiles, Apparel & Luxury Goods – 1.0%
442	LVMH Moet Hennessy Louis Vuitton SE, (2)	192,201
	Tobacco – 2.0%
5,094	Philip Morris International Inc	391,270
	Trading Companies & Distributors – 1.8%
15,725	ITOCHU Corp, (2)	344,791
	Wireless Telecommunication Services – 2.9%
11,600	KDDI Corp, (2)	368,850
131,126	Vodafone Group PLC, (2)	197,063
	Total Wireless Telecommunication Services	565,913
	Total Long-Term Investments (cost $14,876,776)	19,031,659

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%
	REPURCHASE AGREEMENTS – 2.1%
$ 415	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $415,229, collateralized by $401,800 U.S. Treasury Notes, 0.125%, due 4/15/25, value $423,599	0.000%	8/03/20	$ 415,229
	Total Short-Term Investments (cost $415,229)			415,229
	Total Investments (cost $15,292,005) – 99.7%			19,446,888
	Other Assets Less Liabilities – 0.3%			59,325
	Net Assets – 100%			$ 19,506,213
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Nuveen Santa Barbara International Dividend Growth Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 95.6%
	COMMON STOCKS – 95.6%
	Banks – 4.9%
37,000	BOC Hong Kong Holdings Ltd, (2)	$103,158
3,061	Toronto-Dominion Bank	135,448
	Total Banks	238,606
	Beverages – 2.2%
1,110	Heineken NV	107,531
	Biotechnology – 1.8%
4,593	Grifols SA, (2)	87,565
	Capital Markets – 4.1%
2,256	Macquarie Group Ltd, (2)	198,262
	Chemicals – 10.6%
1,535	Koninklijke DSM NV, (2)	234,956
1,149	Linde PLC, (2)	279,640
	Total Chemicals	514,596
	Containers & Packaging – 3.6%
17,189	Amcor PLC, (2)	176,544
	Diversified Financial Services – 2.4%
10,600	ORIX Corp, (2)	114,640
	Diversified Telecommunication Services – 3.5%
116,400	HKT Trust & HKT Ltd, (2)	171,514
	Electric Utilities – 4.6%
3,695	Red Electrica Corp SA, (2)	72,033
8,840	SSE PLC, (2)	149,947
	Total Electric Utilities	221,980
	Electronic Equipment, Instruments & Components – 1.5%
5,700	Alps Alpine Co Ltd, (2)	71,855
	Food Products – 5.2%
2,166	Danone SA, (2)	144,977
893	Nestle SA, (2)	106,197
	Total Food Products	251,174
	Gas Utilities – 3.2%
29,682	Snam SpA, (2)	158,011

Shares	Description (1)	Value
	Hotels, Restaurants & Leisure – 2.7%
2,306	Restaurant Brands International Inc	$ 130,239
	Household Products – 3.2%
1,528	Reckitt Benckiser Group PLC, (2)	153,212
	Oil, Gas & Consumable Fuels – 5.5%
4,257	Enbridge Inc	136,248
3,413	TOTAL SE, (2)	129,161
	Total Oil, Gas & Consumable Fuels	265,409
	Personal Products – 2.7%
2,235	Unilever PLC, (2)	133,083
	Pharmaceuticals – 11.0%
7,600	Astellas Pharma Inc, (2)	118,545
3,004	Novo Nordisk A/S, (2)	197,100
2,092	Sanofi, (2)	219,654
	Total Pharmaceuticals	535,299
	Professional Services – 2.6%
3,570	Experian PLC, (2)	124,700
	Real Estate Management & Development – 2.8%
67,836	CapitaLand Ltd, (2)	136,909
	Software – 4.9%
1,509	SAP SE, (2)	238,201
	Textiles, Apparel & Luxury Goods – 2.6%
291	LVMH Moet Hennessy Louis Vuitton SE, (2)	126,539
	Trading Companies & Distributors – 4.2%
9,400	ITOCHU Corp, (2)	206,107
	Wireless Telecommunication Services – 5.8%
5,300	KDDI Corp, (2)	168,527
76,964	Vodafone Group PLC, (2)	115,665
	Total Wireless Telecommunication Services	284,192
	Total Long-Term Investments (cost $3,710,563)	4,646,168

Nuveen Santa Barbara International Dividend Growth Fund (continued)
Portfolio of Investments    July 31, 2020
Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.3%
	REPURCHASE AGREEMENTS – 2.3%
$ 110	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $110,413, collateralized by $106,900 U.S. Treasury Notes, 0.125%, due 4/15/25, value $112,700	0.000%	8/03/20	$ 110,413
	Total Short-Term Investments (cost $110,413)			110,413
	Total Investments (cost $3,820,976) – 97.9%			4,756,581
	Other Assets Less Liabilities – 2.1%			101,454
	Net Assets – 100%			$ 4,858,035
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
See accompanying notes to financial statements.

Statement of Assets and Liabilities
July 31, 2020
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Assets
Long-term investments, at value (cost $1,818,886,515, $14,876,776 and $3,710,563, respectively)	$2,859,052,045	$19,031,659	$4,646,168
Short-term investments, at value (cost approximates value)	71,178,226	415,229	110,413
Cash denominated in foreign currencies (cost $—, $3,441 and $1,612, respectively)	—	3,455	1,619
Receivable for:
Dividends	4,201,313	35,000	16,876
Investments sold	392,133	—	97,131
Reclaims	254,949	7,877	3,382
Shares sold	4,250,815	14,636	—
Other assets	289,383	39,005	21,424
Total assets	2,939,618,864	19,546,861	4,897,013
Liabilities
Payable for shares redeemed	2,169,471	—	45
Accrued expenses:
Custodian fees	72,612	11,505	20,890
Management fees	1,486,167	6,356	2,564
Professional fees	41,303	13,680	13,461
Shareholder servicing agent fees	535,216	5,046	1,106
Trustees fees	262,808	199	49
12b-1 distribution and service fees	457,166	2,943	811
Other	124,955	919	52
Total liabilities	5,149,698	40,648	38,978
Net assets	$2,934,469,166	$19,506,213	$4,858,035

See accompanying notes to financial statements.

Statement of Assets and Liabilities (continued)
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Class A Shares
Net assets	$ 624,209,394	$ 5,888,162	$1,702,646
Shares outstanding	14,408,075	216,910	68,286
Net asset value ("NAV") per share	$ 43.32	$ 27.15	$ 24.93
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 45.96	$ 28.81	$ 26.45
Class C Shares
Net assets	$ 328,375,467	$ 1,934,322	$ 456,281
Shares outstanding	7,587,281	71,486	18,506
NAV and offering price per share	$ 43.28	$ 27.06	$ 24.66
Class R3 Shares
Net assets	$ 10,852,108	$ 195,368	$ 62,091
Shares outstanding	248,450	7,215	2,500
NAV and offering price per share	$ 43.68	$ 27.08	$ 24.84
Class R6 Shares
Net assets	$ 69,249,455	$ —	$ —
Shares outstanding	1,583,082	—	—
NAV and offering price per share	$ 43.74	$ —	$ —
Class I Shares
Net assets	$1,901,782,742	$11,488,361	$2,637,017
Shares outstanding	43,945,512	423,357	105,642
NAV and offering price per share	$ 43.28	$ 27.14	$ 24.96
Fund level net assets consist of:
Capital paid-in	$1,720,650,793	$15,706,210	$4,430,538
Total distributable earnings	1,213,818,373	3,800,003	427,497
Fund level net assets	$2,934,469,166	$19,506,213	$4,858,035
Authorized shares - per class	Unlimited	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01	$ 0.01
See accompanying notes to financial statements.

Statement of Operations
Year Ended July 31, 2020
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Investment Income
Dividends	$ 70,197,681	$ 635,494	$ 163,843
Foreign tax withheld on dividend income	(7,302)	(22,921)	(12,146)
Total investment income	70,190,379	612,573	151,697
Expenses
Management fees	18,028,968	155,451	34,869
12b-1 service fees - Class A Shares	1,315,611	17,041	5,425
12b-1 distribution and service fees - Class C Shares	4,439,112	23,525	4,636
12b-1 distribution and service fees - Class R3 Shares	74,806	685	315
Shareholder servicing agent fees	1,860,969	15,304	4,245
Custodian fees	261,800	44,392	66,441
Professional fees	150,190	22,665	21,650
Trustees fees	80,091	598	125
Federal and state registration fees	137,462	64,541	62,388
Other	223,868	13,124	4,564
Total expenses before fee waiver/expense reimbursement	26,572,877	357,326	204,658
Fee waiver/expense reimbursement	—	(118,832)	(149,933)
Net expenses	26,572,877	238,494	54,725
Net investment income (loss)	43,617,502	374,079	96,972
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	268,808,922	(244,598)	(93,052)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(129,819,815)	(3,029)	(34,864)
Net realized and unrealized gain (loss)	138,989,107	(247,627)	(127,916)
Net increase (decrease) in net assets from operations	$ 182,606,609	$ 126,452	$ (30,944)
See accompanying notes to financial statements.

Statement of Changes in Net Assets
	Santa Barbara Dividend Growth		Santa Barbara Global Dividend Growth
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 43,617,502	$ 52,945,470	$ 374,079	$ 422,144
Net realized gain (loss) from investments and foreign currency	268,808,922	211,040,439	(244,598)	211,646
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(129,819,815)	64,548,378	(3,029)	(197,027)
Net increase (decrease) in net assets from operations	182,606,609	328,534,287	126,452	436,763
Distributions to Shareholders
Dividends:
Class A Shares	(45,355,921)	(28,877,572)	(178,866)	(360,266)
Class C Shares	(34,677,878)	(25,625,903)	(44,571)	(101,651)
Class R3 Shares	(1,305,216)	(1,277,583)	(3,160)	(4,431)
Class R6 Shares	(5,703,332)	(4,458,367)	—	—
Class I Shares	(169,001,496)	(137,705,032)	(364,662)	(466,465)
Return of capital:
Class A Shares	—	—	—	—
Class C Shares	—	—	—	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	—	—
Decrease in net assets from distributions to shareholders	(256,043,843)	(197,944,457)	(591,259)	(932,813)
Fund Share Transactions
Fund reorganization	—	118,099,400	—	—
Proceeds from sale of shares	807,879,918	763,941,062	6,318,637	6,972,470
Proceeds from shares issued to shareholders due to reinvestment of distributions	157,044,267	118,123,949	553,132	871,938
	964,924,185	1,000,164,411	6,871,769	7,844,408
Cost of shares redeemed	(1,127,611,280)	(1,135,022,065)	(9,705,432)	(6,938,670)
Net increase (decrease) in net assets from Fund share transactions	(162,687,095)	(134,857,654)	(2,833,663)	905,738
Net increase (decrease) in net assets	(236,124,329)	(4,267,824)	(3,298,470)	409,688
Net assets at the beginning of period	3,170,593,495	3,174,861,319	22,804,683	22,394,995
Net assets at the end of period	$ 2,934,469,166	$ 3,170,593,495	$19,506,213	$22,804,683

See accompanying notes to financial statements.

Statement of Changes in Net Assets (continued)
	Santa Barbara International Dividend Growth
	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 96,972	$ 181,454
Net realized gain (loss) from investments and foreign currency	(93,052)	(109,883)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	(34,864)	82,041
Net increase (decrease) in net assets from operations	(30,944)	153,612
Distributions to Shareholders
Dividends:
Class A Shares	(29,539)	(86,491)
Class C Shares	(3,839)	(12,896)
Class R3 Shares	(744)	(2,401)
Class R6 Shares	—	—
Class I Shares	(36,250)	(96,855)
Return of capital:
Class A Shares	—	(10,689)
Class C Shares	—	(2,390)
Class R3 Shares	—	(444)
Class R6 Shares	—	—
Class I Shares	—	(16,453)
Decrease in net assets from distributions to shareholders	(70,372)	(228,619)
Fund Share Transactions
Fund reorganization	—	—
Proceeds from sale of shares	1,690,275	5,512,690
Proceeds from shares issued to shareholders due to reinvestment of distributions	49,138	174,496
	1,739,413	5,687,186
Cost of shares redeemed	(1,867,329)	(5,643,927)
Net increase (decrease) in net assets from Fund share transactions	(127,916)	43,259
Net increase (decrease) in net assets	(229,232)	(31,748)
Net assets at the beginning of period	5,087,267	5,119,015
Net assets at the end of period	$ 4,858,035	$ 5,087,267
See accompanying notes to financial statements.

Financial Highlights
Santa Barbara Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (03/06)
2020	$44.21	$0.61	$2.28	$2.89	$(0.67)	$(3.11)	$(3.78)	$43.32
2019	42.61	0.65	3.49	4.14	(0.60)	(1.94)	(2.54)	44.21
2018	38.84	0.58	4.98	5.56	(0.56)	(1.23)	(1.79)	42.61
2017	35.52	0.58	3.30	3.88	(0.56)	—	(0.56)	38.84
2016	36.39	0.53	0.55	1.08	(0.53)	(1.42)	(1.95)	35.52
Class C (03/06)
2020	44.16	0.29	2.29	2.58	(0.35)	(3.11)	(3.46)	43.28
2019	42.53	0.34	3.49	3.83	(0.26)	(1.94)	(2.20)	44.16
2018	38.77	0.27	4.98	5.25	(0.26)	(1.23)	(1.49)	42.53
2017	35.46	0.30	3.30	3.60	(0.29)	—	(0.29)	38.77
2016	36.33	0.27	0.55	0.82	(0.27)	(1.42)	(1.69)	35.46
Class R3 (03/09)
2020	44.55	0.51	2.30	2.81	(0.57)	(3.11)	(3.68)	43.68
2019	42.89	0.55	3.52	4.07	(0.47)	(1.94)	(2.41)	44.55
2018	39.09	0.48	5.02	5.50	(0.47)	(1.23)	(1.70)	42.89
2017	35.79	0.49	3.33	3.82	(0.52)	—	(0.52)	39.09
2016	36.65	0.44	0.57	1.01	(0.45)	(1.42)	(1.87)	35.79
Class R6 (03/13)
2020	44.62	0.75	2.30	3.05	(0.82)	(3.11)	(3.93)	43.74
2019	43.03	0.78	3.54	4.32	(0.79)	(1.94)	(2.73)	44.62
2018	39.19	0.70	5.04	5.74	(0.67)	(1.23)	(1.90)	43.03
2017	35.81	0.70	3.34	4.04	(0.66)	—	(0.66)	39.19
2016	36.64	0.64	0.57	1.21	(0.62)	(1.42)	(2.04)	35.81
Class I (03/06)
2020	44.17	0.72	2.28	3.00	(0.78)	(3.11)	(3.89)	43.28
2019	42.64	0.75	3.49	4.24	(0.77)	(1.94)	(2.71)	44.17
2018	38.87	0.68	4.99	5.67	(0.67)	(1.23)	(1.90)	42.64
2017	35.54	0.66	3.32	3.98	(0.65)	—	(0.65)	38.87
2016	36.41	0.61	0.55	1.16	(0.61)	(1.42)	(2.03)	35.54

	Ratios/Supplemental Data
		Ratios to Average Net Assets(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

6.54%	$ 624,209	0.95%	1.42%	25%
10.29	497,332	0.96	1.57	31
14.56	464,170	0.96	1.42	28
11.04	449,109	0.97	1.61	22
3.47	667,299	0.99	1.57	28

5.75	328,375	1.70	0.67	25
9.46	499,839	1.71	0.82	31
13.70	491,639	1.71	0.67	28
10.21	507,089	1.72	0.83	22
2.69	556,889	1.74	0.81	28

6.27	10,852	1.20	1.16	25
10.01	19,831	1.21	1.32	31
14.27	23,080	1.21	1.17	28
10.77	22,881	1.22	1.33	22
3.22	21,662	1.24	1.30	28

6.86	69,249	0.64	1.73	25
10.66	80,768	0.65	1.88	31
14.91	64,717	0.64	1.69	28
11.41	26,984	0.65	1.91	22
3.80	35,219	0.66	1.89	28

6.82	1,901,783	0.70	1.67	25
10.57	2,072,824	0.71	1.82	31
14.84	2,131,227	0.71	1.66	28
11.34	1,853,930	0.72	1.81	22
3.73	1,483,520	0.74	1.82	28
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	The Fund has a contractual fee waiver/expense reimbursement agreement with the Adviser, but did not receive a fee waiver/expense reimbursement during the periods presented herein. See Note 7 - Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara Global Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (06/12)
2020	$27.29	$0.44	$ 0.13	$ 0.57	$(0.44)	$(0.27)	$(0.71)	$27.15
2019	27.81	0.52	0.10	0.62	(0.56)	(0.58)	(1.14)	27.29
2018	28.67	0.48	2.34	2.82	(0.43)	(3.25)	(3.68)	27.81
2017	26.65	0.51	2.53	3.04	(0.99)	(0.03)	(1.02)	28.67
2016	26.90	0.43	(0.31)	0.12	(0.37)	—	(0.37)	26.65
Class C (06/12)
2020	27.20	0.23	0.14	0.37	(0.24)	(0.27)	(0.51)	27.06
2019	27.73	0.31	0.10	0.41	(0.36)	(0.58)	(0.94)	27.20
2018	28.59	0.26	2.35	2.61	(0.22)	(3.25)	(3.47)	27.73
2017	26.57	0.32	2.51	2.83	(0.78)	(0.03)	(0.81)	28.59
2016	26.87	0.25	(0.33)	(0.08)	(0.22)	—	(0.22)	26.57
Class R3 (06/12)
2020	27.22	0.42	0.08	0.50	(0.37)	(0.27)	(0.64)	27.08
2019	27.74	0.45	0.10	0.55	(0.49)	(0.58)	(1.07)	27.22
2018	28.61	0.40	2.34	2.74	(0.36)	(3.25)	(3.61)	27.74
2017	26.62	0.45	2.52	2.97	(0.95)	(0.03)	(0.98)	28.61
2016	26.89	0.37	(0.32)	0.05	(0.32)	—	(0.32)	26.62
Class I (06/12)
2020	27.28	0.51	0.13	0.64	(0.51)	(0.27)	(0.78)	27.14
2019	27.81	0.58	0.10	0.68	(0.63)	(0.58)	(1.21)	27.28
2018	28.67	0.53	2.36	2.89	(0.50)	(3.25)	(3.75)	27.81
2017	26.65	0.60	2.50	3.10	(1.05)	(0.03)	(1.08)	28.67
2016	26.91	0.55	(0.38)	0.17	(0.43)	—	(0.43)	26.65

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

2.14%	$ 5,888	1.69%	1.07%	1.15%	1.61%	33%
2.58	7,444	1.77	1.33	1.15	1.94	22
10.35	8,961	1.88	0.99	1.15	1.73	48
11.55	6,188	1.25	1.78	1.15	1.88	33
0.51	6,861	1.81	1.16	1.27	1.71	19

1.32	1,934	2.44	0.33	1.90	0.87	33
1.81	2,566	2.52	0.54	1.90	1.17	22
9.55	3,278	2.63	0.20	1.90	0.93	48
10.75	2,856	2.00	1.08	1.90	1.18	33
(0.25)	2,116	2.55	0.47	2.02	1.00	19

1.85	195	1.94	1.01	1.40	1.55	33
2.36	113	2.02	1.07	1.40	1.69	22
10.06	108	2.13	0.69	1.40	1.42	48
11.30	100	1.50	1.57	1.40	1.67	33
0.24	80	2.07	0.91	1.52	1.46	19

2.37	11,488	1.44	1.37	0.90	1.91	33
2.84	12,682	1.52	1.57	0.90	2.19	22
10.63	10,049	1.61	1.19	0.90	1.90	48
11.83	8,813	1.01	2.09	0.90	2.20	33
0.73	53,796	1.13	2.04	1.01	2.16	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Financial Highlights (continued)
Santa Barbara International Dividend Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (06/12)
2020	$25.85	$0.46	$(1.02)	$(0.56)	$(0.36)	$ —	$ —	$(0.36)	$24.93
2019	27.30	0.62	(1.05)	(0.43)	(0.90)	—	(0.12)	(1.02)	25.85
2018	26.90	0.59	0.45	1.04	(0.64)	—	—	(0.64)	27.30
2017	24.85	0.73	2.10	2.83	(0.78)	—	—	(0.78)	26.90
2016	26.35	0.51	(1.55)	(1.04)	(0.46)	—	—	(0.46)	24.85
Class C (06/12)
2020	25.60	0.30	(1.04)	(0.74)	(0.20)	—	—	(0.20)	24.66
2019	27.02	0.37	(0.97)	(0.60)	(0.70)	—	(0.12)	(0.82)	25.60
2018	26.67	0.42	0.40	0.82	(0.47)	—	—	(0.47)	27.02
2017	24.64	0.58	2.04	2.62	(0.59)	—	—	(0.59)	26.67
2016	26.18	0.30	(1.52)	(1.22)	(0.32)	—	—	(0.32)	24.64
Class R3 (06/12)
2020	25.76	0.42	(1.04)	(0.62)	(0.30)	—	—	(0.30)	24.84
2019	27.20	0.52	(1.00)	(0.48)	(0.84)	—	(0.12)	(0.96)	25.76
2018	26.81	0.57	0.40	0.97	(0.58)	—	—	(0.58)	27.20
2017	24.80	0.70	2.06	2.76	(0.75)	—	—	(0.75)	26.81
2016	26.31	0.42	(1.51)	(1.09)	(0.42)	—	—	(0.42)	24.80
Class I (06/12)
2020	25.88	0.57	(1.07)	(0.50)	(0.42)	—	—	(0.42)	24.96
2019	27.33	0.89	(1.25)	(0.36)	(0.97)	—	(0.12)	(1.09)	25.88
2018	26.93	0.71	0.40	1.11	(0.71)	—	—	(0.71)	27.33
2017	24.88	0.89	2.01	2.90	(0.85)	—	—	(0.85)	26.93
2016	26.37	0.47	(1.45)	(0.98)	(0.51)	—	—	(0.51)	24.88

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.12)%	$1,703	4.19%	(1.22)%	1.15%	1.82%	49%
(1.56)	2,597	3.29	0.24	1.15	2.39	101
3.92	2,049	3.56	(0.27)	1.15	2.14	31
11.65	2,132	4.53	(0.45)	1.15	2.92	25
(3.87)	1,885	5.61	(2.26)	1.27	2.08	53

(2.89)	456	4.94	(1.84)	1.90	1.20	49
(2.24)	464	4.05	(0.71)	1.90	1.43	101
3.13	636	4.33	(0.88)	1.90	1.55	31
10.81	785	5.19	(0.98)	1.90	2.31	25
(4.60)	580	6.33	(3.06)	2.02	1.25	53

(2.36)	62	4.44	(1.37)	1.40	1.67	49
(1.79)	64	3.55	(0.14)	1.40	2.01	101
3.66	104	3.83	(0.36)	1.40	2.07	31
11.36	102	4.76	(0.57)	1.40	2.79	25
(4.10)	93	5.96	(2.72)	1.52	1.72	53

(1.86)	2,637	3.94	(0.77)	0.90	2.28	49
(1.30)	1,962	3.05	1.24	0.90	3.40	101
4.18	2,330	3.32	0.15	0.90	2.58	31
11.92	2,431	4.14	0.28	0.90	3.52	25
(3.64)	1,310	5.43	(2.47)	1.03	1.93	53

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
See accompanying notes to financial statements.

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Santa Barbara Dividend Growth Fund (“Santa Barbara Dividend Growth”), Nuveen Santa Barbara Global Dividend Growth Fund (“Santa Barbara Global Dividend Growth”) and Nuveen Santa Barbara International Dividend Growth Fund (“Santa Barbara International Dividend Growth”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), is a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Santa Barbara Asset Management, LLC ("Santa Barbara"), an affiliate of Nuveen, under which Santa Barbara manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds' normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services  –  Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the following Funds’ investments in non-U.S. securities were as follows:
Santa Barbara Global Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$1,538,429	7.9%
Japan	1,331,420	6.8
France	1,276,478	6.5
Canada	905,868	4.6
Australia	800,621	4.1
Germany	646,883	3.3
Italy	404,891	2.1
China	286,333	1.5
Switzerland	253,065	1.3
Other	476,148	2.5
Total non-U.S. securities	$7,920,136	40.6%

Santa Barbara International Dividend Growth	Value	% of Net Assets
Country:
United Kingdom	$ 956,247	19.7%
Japan	679,674	14.0
France	620,331	12.8
Canada	401,935	8.3
Australia	374,806	7.7
Netherlands	342,487	7.0
Germany	238,201	4.9
Denmark	197,100	4.1
Hong Kong	171,514	3.5
Spain	159,598	3.3
Other	504,275	10.3
Total non-U.S. securities	$4,646,168	95.6%
Indemnifications
Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued, at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Santa Barbara Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$2,859,052,045	$ —	$ —	$2,859,052,045
Short-Term Investments:
Repurchase Agreements	—	71,178,226	—	71,178,226
Total	$2,859,052,045	$71,178,226	$ —	$2,930,230,271

Santa Barbara Global Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$12,249,696	$6,781,963	$ —	$19,031,659
Short-Term Investments:
Repurchase Agreements	—	415,229	—	415,229
Total	$12,249,696	$7,197,192	$ —	$19,446,888

Notes to Financial Statements (continued)
Santa Barbara International Dividend Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments:
Common Stocks	$509,466	$4,136,702	$ —	$4,646,168
Short-Term Investments:
Repurchase Agreements	—	110,413	—	110,413
Total	$509,466	$4,247,115	$ —	$4,756,581
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Santa Barbara Dividend Growth	Fixed Income Clearing Corporation	$71,178,226	$(71,178,226)	$ —
Santa Barbara Global Dividend Growth	Fixed Income Clearing Corporation	415,229	(415,229)	—
Santa Barbara International Dividend Growth	Fixed Income Clearing Corporation	110,413	(110,413)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Purchases	$ 724,391,492	$6,944,414	$2,314,284
Sales	1,065,986,634	9,235,014	2,472,097
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed-delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
On December 12, 2018, Class T Shares were liquidated.
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/20		Year Ended 7/31/19
Santa Barbara Dividend Growth	Shares	Amount	Shares	Amount
Shares issued in the reorganization:
Class A	—	$ —	618,889	$ 25,903,284
Class C	—	—	396,600	16,572,864
Class R3	—	—	—	—
Class R6	—	—	385,191	16,265,390
Class I	—	—	1,419,272	59,357,862
Class T(1)	—	—	—	—
Shares sold:
Class A	5,895,509	254,025,405	3,998,692	163,105,282
Class A – automatic conversion of Class C Shares	4,017	167,863	719	29,545
Class C	1,577,942	66,595,218	1,701,628	69,066,031
Class R3	65,467	2,821,159	96,536	3,972,600
Class R6	590,916	25,902,644	424,838	17,919,329
Class I	10,968,367	458,367,629	12,553,549	509,848,275
Class T(1)	—	—	—	—
Shares issued to shareholders due to reinvestment of distributions:
Class A	760,205	33,356,612	494,024	20,222,690
Class C	445,872	19,643,362	386,322	15,838,543
Class R3	24,127	1,070,843	23,337	966,054
Class R6	106,399	4,701,437	105,270	4,349,201
Class I	2,244,481	98,272,013	1,872,421	76,747,461
Class T(1)	—	—	—	—
	22,683,302	964,924,185	24,477,288	1,000,164,411
Shares redeemed:
Class A	(3,500,382)	(145,999,696)	(4,757,091)	(197,216,143)
Class C	(5,750,235)	(245,801,160)	(2,725,414)	(111,941,823)
Class C – automatic conversion to Class A Shares	(4,023)	(167,863)	(720)	(29,545)
Class R3	(286,280)	(12,587,497)	(212,877)	(8,829,344)
Class R6	(924,316)	(40,812,202)	(609,045)	(26,099,402)
Class I	(16,195,581)	(682,242,862)	(18,897,878)	(790,879,673)
Class T(1)	—	—	(656)	(26,135)
	(26,660,817)	(1,127,611,280)	(27,203,681)	(1,135,022,065)
Net increase (decrease)	(3,977,515)	$ (162,687,095)	(2,726,393)	$ (134,857,654)

(1)	Class T Shares are not available for public offering.

Notes to Financial Statements (continued)
	Year Ended 7/31/20		Year Ended 7/31/19
Santa Barbara Global Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	92,325	$ 2,565,352	65,001	$ 1,714,392
Class A – automatic conversion of Class C Shares	52	1,394	200	5,574
Class C	4,447	124,085	10,957	294,620
Class R3	3,023	75,720	243	6,736
Class I	131,490	3,552,086	183,658	4,951,148
Shares issued to shareholders due to reinvestment of distributions:
Class A	6,479	177,095	14,094	357,412
Class C	1,555	42,784	3,933	98,315
Class R3	58	1,562	69	1,746
Class I	12,280	331,691	16,338	414,465
	251,709	6,871,769	294,493	7,844,408
Shares redeemed:
Class A	(154,758)	(4,229,734)	(128,695)	(3,392,484)
Class C	(28,801)	(733,334)	(38,574)	(1,022,197)
Class C – automatic conversion to Class A Shares	(52)	(1,394)	(201)	(5,574)
Class R3	(31)	(835)	(28)	(745)
Class I	(185,277)	(4,740,135)	(96,509)	(2,517,670)
	(368,919)	(9,705,432)	(264,007)	(6,938,670)
Net increase (decrease)	(117,210)	$(2,833,663)	30,486	$ 905,738

	Year Ended 7/31/20		Year Ended 7/31/19
Santa Barbara International Dividend Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,422	$ 275,786	40,038	$ 1,010,746
Class C	1,746	48,383	—	—
Class R3	—	—	—	—
Class I	62,043	1,366,106	173,348	4,501,944
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,146	27,655	3,614	94,617
Class C	133	3,151	481	12,505
Class R3	—	—	17	454
Class I	750	18,332	2,561	66,920
	76,240	1,739,413	220,059	5,687,186
Shares redeemed:
Class A	(43,736)	(1,043,484)	(18,263)	(469,306)
Class C	(1,499)	(38,549)	(5,874)	(149,474)
Class R3	—	—	(1,341)	(34,984)
Class I	(32,959)	(785,296)	(185,347)	(4,990,163)
	(78,194)	(1,867,329)	(210,825)	(5,643,927)
Net increase (decrease)	(1,954)	$ (127,916)	9,234	$ 43,259
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2020.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Tax cost of investments	$1,896,329,105	$15,377,459	$3,996,482
Gross unrealized:
Appreciation	$1,107,747,484	$ 4,953,596	$1,024,665
Depreciation	(73,846,318)	(884,167)	(264,566)
Net unrealized appreciation (depreciation) of investments	$1,033,901,166	$ 4,069,429	$ 760,099
Permanent differences, primarily due to tax equalization, foreign currency transactions, distribution reallocations, and investments in passive foreign investment companies, resulted in reclassifications among the Funds’ components of net assets as of July 31, 2020, the Funds’ tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' tax year end, were as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Undistributed net ordinary income[1]	$ 2,125,044	$10,083	$3,546
Undistributed net long-term capital gains	177,792,163	—	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2020 and July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 47,934,932	$366,930	$70,372
Distributions from net long-term capital gains	208,108,911	224,329	—

2019	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Distributions from net ordinary income[1]	$ 52,252,095	$541,657	$198,643
Distributions from net long-term capital gains	145,692,362	391,156	—
Return of capital	—	—	29,976

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Funds' tax year end, the following Funds had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Not subject to expiration:
Short-term	$172,122	$ —
Long-term	108,512	336,690
Total	$280,634	$336,690
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. Santa Barbara is compensated for its services to the Funds from the management fees paid to the Adviser.

Notes to Financial Statements (continued)
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
For the first $125 million	0.5000%	0.5500%	0.5500%
For the next $125 million	0.4875	0.5375	0.5375
For the next $250 million	0.4750	0.5250	0.5250
For the next $500 million	0.4625	0.5125	0.5125
For the next $1 billion	0.4500	0.5000	0.5000
For the next $3 billion	0.4250	0.4750	0.4750
For the next $2.5 billion	0.4000	0.4500	0.4500
For the next $2.5 billion	0.3875	0.4375	0.4375
For net assets over $10 billion	0.3750	0.4250	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2020, the complex-level fee rate for each Fund was as follows:
Fund	Complex-Level Fee
Santa Barbara Dividend Growth	0.1586%
Santa Barbara Global Dividend Growth	0.1578%
Santa Barbara International Dividend Growth	0.1578%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.

Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Santa Barbara Dividend Growth	N/A	N/A	1.25%
Santa Barbara Global Dividend Growth	0.94%	July 31, 2022	N/A
Santa Barbara International Dividend Growth	0.94%	July 31, 2022	N/A
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Sales charges collected (Unaudited)	$794,623	$8,509	$841
Paid to financial intermediaries (Unaudited)	716,675	7,415	801
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Commission advances (Unaudited)	$595,555	$724	$547
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
12b-1 fees retained (Unaudited)	$526,937	$2,129	$613
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
CDSC retained (Unaudited)	$86,318	$638	$ —
As of the end of the reporting period, the percentage of Fund shares owned by Nuveen as follows:
	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
Nuveen owned shares	7%	26%

Notes to Financial Statements (continued)
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potentia limportance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.

Additional Fund Information
(Unaudited)
Investment Advisor
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Santa Barbara Asset
Management, LLC
2049 Century Park East, 17th Floor
Los Angeles, CA 90067
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust
Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Santa Barbara International Dividend Growth Fund paid qualifying foreign taxes of $12,146 and earned $108,844 of foreign source income during the fiscal year ended July 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.06 per share as foreign taxes paid and $0.56 per share as income earned from foreign sources for the fiscal year ended July 31, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2020:
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth
Long-Term Capital Gain Dividends	$241,645,033	$224,329
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Santa Barbara Dividend Growth	Santa Barbara Global Dividend Growth	Santa Barbara International Dividend Growth
% of QDI	100.0%	100.0%	100.0%
% of DRD	100.0%	60.3%	0.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request by calling Nuveen toll-free at (800) 257-8787 or Nuveen's website at www.nuveen.com and (ii) a description of the policies and procedures that each Fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper Global Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Global Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Equity Income Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Equity Income Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI World Index: The MSCI (Morgan Stanley Capital International) World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 23 developed market country indexes: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
S&P 500®: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub- Advisory Agreement”) with Santa Barbara Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Santa Barbara Dividend Growth Fund (the “Dividend Growth Fund”), the Board noted that the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the three- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the first quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the five-year period ended March 31, 2020, the Fund outperformed its benchmark for the one- and three-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara Global Dividend Growth Fund (the “Global Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one- , three- and five- year periods ended December 31, 2019, the Fund ranked in the first quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and the second quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods, but the Fund ranked in the first quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
For Nuveen Santa Barbara International Dividend Growth Fund (the “International Dividend Growth Fund”), the Board noted that although the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended December 31, 2019, the Fund ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and first quartile for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance was below the performance of its benchmark for the one-, three- and five-year periods ended March 31, 2020, but the Fund ranked in the second quartile of its Performance Peer Group for such periods. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.

In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the International Dividend Growth Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser and foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre- tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.

In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including (i) the temporary expense caps applicable to the Global Dividend Growth Fund and the International Dividend Growth Fund and (ii) the permanent expense cap applicable to the Dividend Growth Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.

Notes

Notes

Notes

Notes

Nuveen:
Serving Investors for Generations
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-SBGDG-0720P1316921-INV-Y-09/21

Mutual Funds
31 July
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Emerging Markets Equity Fund	NEKAX	NEKCX	—	NEKFX	NEKIX
Nuveen International Growth Fund	NBQAX	NBQCX	NBQBX	NBQFX	NBQIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
September 22, 2020

4

Portfolio Managers’
Comments
Nuveen Emerging Markets Equity Fund
Nuveen International Growth Fund
These Funds feature portfolio management by Nuveen Asset Management, LLC, (NAM) an affiliate of Nuveen Fund Advisors, LLC, the Funds' investment adviser. Barton Grenning and Willis Tsai serve as portfolio managers for the Nuveen Emerging Markets Equity Fund. David H. Lund, CFA , and Joseph R. O’Flaherty serve as portfolio managers for the Nuveen International Growth Fund.
Effective January 17, 2020 David H. Lund, CFA, is no longer serving as a portfolio manager on the Nuveen Emerging Markets Equity Fund and is dedicating his time to the Nuveen International Growth Fund.
Effective January 17, 2020 Barton Grenning and Willis Tsai serve as a portfolio managers on the Nuveen Emerging Markets Equity Fund.
Effective October 28, 2019 Reed D. Walters is no longer serving as a portfolio manager on the Nuveen Emerging Markets Equity Fund and the Nuveen International Growth Fund.
On the following pages, the portfolio managers discuss economic and domestic and global market conditions, key investment strategies and the performance of the Funds for the twelve-month reporting period ended July 31, 2020.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively elimi-

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
nated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month reporting period ended July 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries
6

entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the COVID-19 crisis, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.
Nuveen Emerging Markets Equity Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year and since inception periods ended July 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI Emerging Markets Index and the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
The Fund's strategy seeks long-term capital appreciation by investing in high quality, growth-oriented emerging market companies, diversified by country, sector and market cap. A thematic, cross-border approach identifies companies exhibiting strong forward-looking growth catalysts and attractive valuations.
Under normal circumstances, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities of emerging market issuers. The Fund will classify securities as those of an emerging market (EM) issuer based on the determination of an unaffiliated, recognized financial data provider. Such determinations are based on a number of criteria, such as the issuer’s country of domicile, the primary exchange on which the security trades, the location from which the majority of the issuer’s revenue comes and the issuer’s reporting currency. Emerging market countries include any country other than Canada, the United States and the countries comprising the MSCI EAFE Index (currently, Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom). The Fund seeks to invest in high quality emerging market companies with strong relative earnings growth, attractive relative valuations and adequate liquidity. The Fund may invest in small-, mid- and large-cap companies.
Emerging market equities gained in the twelve-month reporting period. Although responses to the COVID-19 crisis and related economic shock varied across emerging market countries, many governments took steps to contain the spread and enact policy to help cushion the economic impact. Central banks across both developed and emerging markets acted quickly to cut interest rates and provide liquidity to keep credit flowing smoothly, and the International Monetary Fund and other global creditors responded with emergency funding, debt relief and other measures to help emerging market economies weather the crisis. China, which was the first country to lock its economy down and then subsequently reopen, resumed economic expansion by the second quarter of 2020, while most
7

Portfolio Managers’ Comments (continued)
other economies had not yet returned to growth. Reopening triggered an increase in COVID-19 infection rates in many regions, which was expected to slow the progress toward recovery. Within the broad emerging markets, China, Taiwan and South Korea were the top performing markets, posting double-digit returns in the reporting period. The weakest performers were Argentina, Colombia, Greece and Brazil.
The Fund’s relative performance benefited from favorable security selection in China, Taiwan and India, and its exposure to Singapore. These positions more than offset weaker stock selection in South Africa and Indonesia and the Fund’s Hong Kong position, which detracted from performance. Tencent Holdings Ltd. and Alibaba Group Holding Ltd. in China, Taiwan Semiconductor Manufacturing Company and MediaTek in Taiwan, and Sea Ltd. (based in Singapore) were the top contributors to relative performance. The largest detracting positions were PT Matahari Department Store (Indonesia), Arcos Dorados Holdings Inc. and Banco do Brasil SA (Brazil), Life Healthcare Group Holdings Ltd. (South Africa) and Wynn Macau Ltd. (Hong Kong). The Fund continues to hold exposure in all the positions.
On a sector basis, communication services, financials and energy were the largest positive contributors to relative performance. The consumer discretionary and consumer staples sectors were the main detractors. Currency effects had a modestly positive impact on relative performance.
Nuveen International Growth Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total return performance information for the one-year, five-year and ten-year periods ended July 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI EAFE Index and underperformed the Lipper classification average during the twelve-month reporting period. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
The investment objective of the Fund is to seek long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in non-U.S. equity securities. The Fund may invest in equity securities issued by companies with small, mid and large capitalizations. The Fund may invest up to 30% of its net assets in companies located in emerging market (EM) countries.
The Fund’s investment process starts with identifying enduring investment themes that capture global economic change. These themes are derived through an analysis of demographic trends, regulatory changes, government initiatives and product, process or business model innovation. For each theme, we then classify the groups of investment opportunities that we believe are best positioned to benefit from these themes. Thematic investing cuts across sector, geography and market capitalization. After the portfolio candidates are established, we evaluate growth rate, financial and management strength and the comparative advantage of each company when selecting Fund holdings. The Fund invests in foreign companies in both developed markets (DM) and EMs that are consistent with the Fund’s investment themes to create a well-diversified portfolio.
During the reporting period, we continued to invest the majority of the Fund’s portfolio in stocks from DM countries and a moderate amount in stocks from EM countries, with the remaining portion in cash or cash equivalents. In terms of country impact on the Fund’s performance, the majority of countries we invested in contributed favorably to results led by positions in China, Australia, the Netherlands, Israel, Hong Kong, India and Japan. Stock selection in Canada, Switzerland and Norway detracted on a relative basis versus the MSCI EAFE Index. At the sector level, the Fund’s holdings outpaced the index in eight of eleven sectors led by information technology, consumer discretionary, energy, communication services and health care. Results detracted versus the benchmark only in the industrial, utilities and consumer staples sectors. In aggregate, stock selection was positive among both DM and EM countries and was
8

the most significant contributor to the Fund’s outperformance versus its MSCI EAFE benchmark. The Fund modestly underperformed versus the Lipper average mainly due to our core growth approach and focus on mostly international companies. Our peer group generally had more exposure to U.S. companies and a tilt toward stocks with higher growth rates, more volatility and higher valuations, which outperformed during the reporting period.
The Fund’s top performing stocks during the reporting period were all found in the information technology sector. While the COVID-19 crisis and the ensuing economic fallout had an adverse impact on global markets during the reporting period, data center related stocks saw strong relative performance. Even prior to the COVID-19 crisis, data centers were seeing strong secular growth as businesses continued to migrate to cloud-based computing. The impact of work-from-home initiatives and demand for ecommerce accelerated the already high demand for data centers. The Fund’s top two performers included NEXTDC Ltd and GDS Holdings Ltd. Australian datacenter operator NEXTDC experienced several contract wins and commitments during the reporting period as global demand remained strong and the company experienced no major supply issues to date. Management affirmed full-year guidance, which was ahead of analysts’ expectations and reported first-half results, which were largely in line with expectations. Investors rewarded the stock after becoming increasingly optimistic about management’s ability to meet or beat guidance set during the first quarter. NEXTDC’s shares surged from the March 2020 market sell-off through the end of the reporting period, ending near their all-time high. The stock remains one of the Fund’s core holdings because we believe demand will only grow from here as data consumption continues to explode and processes continue to migrate to the cloud.
GDS, a Chinese-focused developer and operator of data centers, benefited as internet companies continued to accelerate their spending on cloud infrastructure and China continued its initiative to expand the country’s digital economy. The company’s bookings continued to trend positively in conjunction with expectations for ongoing strength as supply and demand remained out of balance. Later in the reporting period, GDS reported fourth-quarter 2019 results that were ahead of expectations, but guidance was mixed with revenue and earnings marginally below consensus expectations as the COVID-19 crisis slowed the move-in rates for the company’s new customers. However, the company increased 2020 lease commitment guidance of 80,000 square meters to 100,000 square meters, which tends to be a leading indicator for longer-term revenue trends. GDS remained one of the Fund’s core holdings at the end of the reporting period.
Additionally, we saw favorable results from Chinese multimedia and entertainment conglomerate Tencent Holdings Ltd., which operates one of the largest internet platforms in China. Structural growth in demand for cloud services and engagement within the company’s gaming platform offset near-term weakness due to the COVID-19 crisis. The company has been investing in advertising and financial technology (fintech), which is driving the company’s longer-term growth. During Tencent’s first-quarter 2020 earnings results, management noted a slight benefit due to social distancing measures as revenue increased year over year in all major segments of the business. The Fund maintained its position in Tencent at the end of the reporting period.
Another Chinese holding, ecommerce firm Alibaba Group Holding Ltd., aided the Fund’s performance during the reporting period. The company continued to see earnings momentum along with improving expectations driven by stronger user growth in lower-tier cities moving online. We were able to invest in Alibaba’s new Hong Kong listing, which went public during the reporting period. The listing allowed for more domestic buyers and helped to drive the stock higher. The Fund continued to own Alibaba at the end of the reporting period.
The Fund’s detractors were more broadly spread across several sectors in the portfolio. British financial firm Burford Capital Ltd, a provider of litigation funding, was a notable laggard during the reporting period. The company came under scrutiny as a notable U.S. short seller announced its short position in August 2019, criticizing Burford Capital’s governance and calculation of investment returns. Management responded with governance changes and also engaged in legal action against the short seller. Although the stock eventually recovered significantly from last year’s dramatic sell-off, shares still lagged after U.K.’s high court ruled against Burford Capital, refusing access to stock exchange data that may have indicated market manipulation by the short seller. The Fund continued to hold the shares due to the the long-term opportunities for the company and the litigation finance industry in general. Late in the reporting period, Burford Capital filed with the SEC to list shares in the U.S. market in addition to its current listing on the London Stock Exchange.
9

Portfolio Managers’ Comments (continued)
In the information technology sector, Chinese firm Baozun Inc. detracted from the Fund’s relative results. Baozun is an ecommerce platform company that helps Western brands manage and sell their products online in China. The company stands out from other ecommerce providers because of its comprehensive offering of services. During the reporting period, the firm reported an underwhelming third-quarter 2019 quarterly report and guidance below expectations, which pushed Baozun’s stock lower at the end of 2019. Shares fell sharply again in March 2020 along with the broader market sell-off. We decided to sell the Fund’s position in late May 2020.
In the real estate sector, shares of Luxembourg-based Aroundtown SA detracted from the Fund’s relative performance. The company invests in commercial and residential properties in European cities primarily in Germany and the Netherlands. Aroundtown had an outsized negative impact from the stay-at-home orders due to the COVID-19 crisis versus other real estate companies, given its larger exposure to the hotel industry. As a result, the company’s earnings have declined faster than most of its competitors. However, we continued to maintain a position in Aroundtown given its strong balance sheet and longer-term growth prospects.
In the consumer discretionary sector, Canadian-based apparel retailer Canada Goose Holdings Inc. also detracted from relative performance. Earlier in the reporting period, the company noted that the ongoing Hong Kong protests had a significant impact on the performance of stores based there. An additional pull forward of shipments caused the company to guide third-quarter wholesale revenues lower. While the company eventually reported third-quarter earnings that were slightly above expectations, guidance again came in well below expectations due to COVID-19 crisis headwinds. We decided to sell the Fund’s shares mid-March 2020 due to the uncertainty of the scale and length of the COVID-19 crisis, the resulting store closures and how this would impact the company.
In terms of regional and country changes made during the reporting period, we increased the Fund’s exposure to 13 countries with the most significant build ups occurring in Australia, Israel, the U.K., Denmark and India. At the same time, we reduced weightings in nine countries, most notably Japan, the Philippines, France, Norway and Austria. As a result, the Fund’s DM and EM exposure increased while cash decreased. In terms of sectors, we increased the Fund’s weightings in information technology, real estate, health care, communication services and consumer discretionary sectors, while decreasing weights in the materials, consumer staples, industrials, financials, utilities and energy sectors. The Fund invested in four initial public offerings (IPOs) during the reporting period, including SoftwareONE, Freee KK, and new Hong Kong listings for JDcom and Alibaba.
10

Risk Considerations
Nuveen Emerging Markets Equity Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small and mid-cap companies are subject to greater volatility than those of larger companies. These and other risk considerations, such as derivatives and growth stock risks, are described in detail in the Fund’s prospectus.
Nuveen International Growth Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency, growth stock, and smaller company risks, are described in detail in the Fund’s prospectus.
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12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Emerging Markets Equity Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	11/27/18	11.68%	16.33%	2.29%	1.20%
Class A Shares at maximum Offering Price	11/27/18	5.26%	12.30%	-	-
MSCI Emerging Markets Index	-	6.55%	8.69%	-	-
Lipper Emerging Markets Funds Classification Average	-	7.04%	10.08%	-	-
Class C Shares	11/27/18	10.80%	15.55%	3.05%	1.95%
Class R6 Shares	11/27/18	11.99%	16.66%	2.05%	0.95%
Class I Shares	11/27/18	11.98%	16.62%	2.04%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund's investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022 so that the total annual operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% of the average daily net assets of any class of Fund Shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
14

Nuveen International Growth Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	4/24/09	8.82%	4.35%	7.86%	1.19%	1.13%
Class A Shares at maximum Offering Price	4/24/09	2.56%	3.12%	7.22%	-	-
MSCI EAFE Index	-	(1.67)%	2.10%	5.02%	-	-
Lipper International Multi-Cap Growth Funds Classification Average	-	10.17%	5.30%	6.44%	-	-
Class C Shares	4/24/09	8.00%	3.56%	7.05%	1.94%	1.88%
Class R3 Shares	4/24/09	8.55%	4.09%	7.58%	1.44%	1.38%
Class I Shares	4/24/09	9.08%	4.60%	8.12%	0.94%	0.88%

	Total Returns as of July 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class R6 Shares	6/30/16	8.19%	8.96%	0.84%	0.78%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.90% (1.45% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. This expense limitation in effect thereafter may be terminated or modified only with the approval of the shareholders of the Fund.
15

Fund Performance and Expense Ratios (continued)
Nuveen International Growth Fund
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
16

Holding Summaries    as of July 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Emerging Markets Equity Fund
Fund Allocation (% of net assets)
Common Stocks	95.4%
Exchange-Traded Funds	2.2%
Warrants	0.0%
Common Stock Rights	0.0%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Alibaba Group Holding Ltd, Sponsored ADR	9.0%
Tencent Holdings Ltd	8.2%
Taiwan Semiconductor Manufacturing Co Ltd	7.1%
Samsung Electronics Co Ltd	4.8%
Naspers Ltd	3.2%
Portfolio Composition (% of net assets)
Internet & Direct Marketing Retail	17.9%
Interactive Media & Services	12.4%
Semiconductors & Semiconductor Equipment	10.7%
Banks	9.4%
Electronic Equipment, Instruments & Components	6.0%
Hotels, Restaurants & Leisure	5.9%
Technology Hardware, Storage & Peripherals	5.5%
Oil, Gas & Consumable Fuels	4.3%
Entertainment	3.0%
Insurance	2.4%
Other [1]	17.9%
Exchange-Traded Funds	2.2%
Repurchase Agreements	1.3%
Other Assets Less Liabilities	1.1%
Net Assets	100%
Country Allocation[2] (% of net assets)
China	32.0%
Taiwan	11.3%
South Korea	8.8%
Brazil	8.6%
India	7.9%
South Africa	5.7%
United States	4.7%
Indonesia	3.0%
Uruguay	2.8%
Russia	2.8%
Other	11.3%
Other Assets Less Liabilities	1.1%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 92.3% (as a percentage of net assets) in emerging market countries.
17

Holding Summaries    as of July 31, 2020 (continued)
Nuveen International Growth Fund
Fund Allocation (% of net assets)
Common Stocks	97.8%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
NEXTDC Ltd	3.9%
Alibaba Group Holding Ltd, Sponsored ADR	3.5%
Tencent Holdings Ltd	3.4%
Digital Realty Trust Inc	2.9%
Open Text Corp	2.6%
Portfolio Composition (% of net assets)
Pharmaceuticals	8.7%
IT Services	8.5%
Software	6.0%
Semiconductors & Semiconductor Equipment	5.9%
Internet & Direct Marketing Retail	5.7%
Aerospace & Defense	4.7%
Capital Markets	4.5%
Equity Real Estate Investment Trust	4.0%
Interactive Media & Services	3.4%
Electronic Equipment, Instruments & Components	3.3%
Insurance	3.2%
Entertainment	3.2%
Textiles, Apparel & Luxury Goods	3.1%
Life Sciences Tools & Services	3.0%
Banks	2.9%
Health Care Equipment & Supplies	2.6%
Real Estate Management & Development	2.5%
Machinery	2.3%
Oil, Gas & Consumable Fuels	2.0%
Other [1]	18.3%
Repurchase Agreements	2.1%
Other Assets Less Liabilities	0.1%
Net Assets	100%
Country Allocation[2] (% of net assets)
China	14.7%
United Kingdom	14.5%
United States	9.9%
Japan	9.8%
France	8.8%
Germany	7.9%
Canada	7.6%
Israel	6.1%
Australia	4.7%
Netherlands	3.1%
Other	12.8%
Other Assets Less Liabilities	0.1%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 20.2% (as a percentage of net assets) in emerging market countries.
18

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2020.
The beginning of the period is February 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Emerging Markets Equity Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,083.97	$1,079.54	$1,085.38	$1,085.34
Expenses Incurred During the Period	$ 6.22	$ 10.08	$ 4.72	$ 4.87
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.90	$1,015.17	$1,020.34	$1,020.19
Expenses Incurred During the Period	$ 6.02	$ 9.77	$ 4.57	$ 4.72
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.20%, 1.95%, 0.91%, and 0.94% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
19

Expense Examples    (continued)
Nuveen International Growth Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,037.21	$1,033.40	$1,035.95	$1,039.75	$1,038.40
Expenses Incurred During the Period	$ 5.72	$ 9.56	$ 6.99	$ 3.20	$ 4.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.24	$1,015.47	$1,018.00	$1,021.73	$1,020.44
Expenses Incurred During the Period	$ 5.67	$ 9.47	$ 6.92	$ 3.17	$ 4.47
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.13%, 1.89%, 1.38%, 0.63% and 0.89% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen International Growth Fund and Nuveen Emerging Markets Equity Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen International Growth Fund and Nuveen Emerging Markets Equity Fund (two of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2020 (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019 and then the year ended July 31, 2020), including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 (or for Nuveen Emerging Markets Equity Fund, for the period November 27, 2018 (commencement of operations) through July 31, 2019 and then the year ended July 31, 2020) and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 25, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
21

Nuveen Emerging Markets Equity Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.6%
	COMMON STOCKS – 95.4%
	Automobiles – 2.3%
470,112	PT Astra International Tbk, (2)	$165,603
18,296	Tata Motors Ltd, Sponsored ADR	124,779
	Total Automobiles	290,382
	Banks – 9.4%
19,500	Banco do Brasil SA, (3)	125,526
543,346	Bank Rakyat Indonesia Persero Tbk PT, (2)	118,023
1,606	Capitec Bank Holdings Ltd, (2)	83,096
16,500	China Merchants Bank Co Ltd, (2)	82,232
1,032	Credicorp Ltd	131,239
3,088	HDFC Bank Ltd, ADR	144,364
8,657	ICICI Bank Ltd, Sponsored ADR	81,289
33,946	Itau Unibanco Holding SA	174,983
15,640	Sberbank of Russia PJSC, Sponsored ADR, (2)	186,429
70,116	Turkiye Garanti Bankasi AS, (2), (3)	70,480
	Total Banks	1,197,661
	Beverages – 1.9%
28,390	Anadolu Efes Biracilik Ve Malt Sanayii AS, (2)	78,640
25,800	Fomento Economico Mexicano SAB de CV	158,823
	Total Beverages	237,463
	Chemicals – 1.6%
422	LG Chem Ltd, (2)	202,070
	Diversified Consumer Services – 1.1%
5,199	Afya Ltd, (3)	135,954
	Electronic Equipment, Instruments & Components – 6.0%
87,000	E Ink Holdings Inc, (2)	121,525
94,500	Foxconn Industrial Internet Co Ltd, (2)	198,186
36,608	Hangzhou Hikvision Digital Technology Co Ltd, (2)	194,094
800	Samsung Electro-Mechanics Co Ltd, (2)	94,641
11,969	Yageo Corp, (2)	158,933
	Total Electronic Equipment, Instruments & Components	767,379
	Energy Equipment & Services – 0.7%
216,903	Serba Dinamik Holdings Bhd, (2)	83,691
22

Shares	Description (1)	Value
	Entertainment – 3.0%
2,169	Sea Ltd, ADR	$265,052
7,300	Tencent Music Entertainment Group, ADR	117,822
	Total Entertainment	382,874
	Food & Staples Retailing – 1.4%
12,600	Cia Brasileira de Distribuicao	171,493
	Health Care Providers & Services – 0.9%
117,571	Life Healthcare Group Holdings Ltd, (2)	119,977
	Health Care Technology – 1.1%
50,000	Alibaba Health Information Technology Ltd, (2), (3)	138,404
	Hotels, Restaurants & Leisure – 5.9%
76,292	Arcos Dorados Holdings Inc, (3)	354,757
17,000	Galaxy Entertainment Group Ltd, (2), (3)	115,936
89,800	Wynn Macau Ltd, (2), (3)	157,493
1,750	Wynn Resorts Ltd, (3)	126,752
	Total Hotels, Restaurants & Leisure	754,938
	Insurance – 2.4%
29,280	Ping An Insurance Group Co of China Ltd, (2)	308,940
	Interactive Media & Services – 12.4%
1,900	Baidu Inc, Sponsored ADR	226,860
6,306	MailRu Group Ltd, GDR	166,794
3,577	SINA Corp/China, (3)	144,332
15,114	Tencent Holdings Ltd, (2)	1,036,792
	Total Interactive Media & Services	1,574,778
	Internet & Catalog Retail – 1.0%
7,924	MakeMyTrip Ltd, (3)	123,377
	Internet & Direct Marketing Retail – 17.9%
4,573	Alibaba Group Holding Ltd, Sponsored ADR	1,147,914
8,114	B2W Cia Digital, (3)	185,594
3,054	Baozun Inc, Sponsored ADR	128,451
4,026	JDcom Inc, ADR	256,819
140	MercadoLibre Inc, (3)	157,447
2,214	Naspers Ltd, (2)	402,840
	Total Internet & Direct Marketing Retail	2,279,065
	Media – 1.0%
21,720	Grupo Televisa SAB, Sponsored ADR	121,415
	Multiline Retail – 1.1%
1,056,300	PT Matahari Department Store Tbk, (2), (3)	94,159
23

Nuveen Emerging Markets Equity Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Multiline Retail (continued)
27,569	Woolworths Holdings Ltd/South Africa, (2)	$ 50,989
	Total Multiline Retail	145,148
	Oil, Gas & Consumable Fuels – 4.3%
39,004	Petroleo Brasileiro SA, (3)	165,989
4,255	Reliance Industries Ltd, Sponsored GDR,144A, (2)	233,084
2,689	Reliance Industries Ltd, Sponsored GDR,144A	148,164
	Total Oil, Gas & Consumable Fuels	547,237
	Personal Products – 1.0%
950	Amorepacific Corp, (2)	132,759
	Pharmaceuticals – 1.1%
2,384	Dr Reddy's Laboratories Ltd, ADR	144,947
	Semiconductors & Semiconductor Equipment – 10.7%
8,056	MediaTek Inc, (2)	192,361
1,083	SK Hynix Inc, (2)	75,828
62,000	Taiwan Semiconductor Manufacturing Co Ltd, (2)	902,323
17,000	Win Semiconductors Corp, (2)	183,323
	Total Semiconductors & Semiconductor Equipment	1,353,835
	Software – 1.1%
27,200	Linx SA	137,811
	Specialty Retail – 0.6%
9,609	Mr Price Group Ltd, (2)	71,062
	Technology Hardware, Storage & Peripherals – 5.5%
136,000	Lenovo Group Ltd, (2)	81,987
12,492	Samsung Electronics Co Ltd, (2)	610,532
	Total Technology Hardware, Storage & Peripherals	692,519
	Total Common Stocks (cost $10,656,386)	12,115,179

Shares	Description (1), (4)	Value
	EXCHANGE-TRADED FUNDS – 2.2%
3,991	iShares MSCI India ETF	$127,472
5,836	iShares MSCI Saudi Arabia ETF	156,697
	Total Exchange-Traded Funds (cost $309,189)	284,169

Shares	Description (1)	Value
	WARRANTS – 0.0%
84,686	Serba Dinamik Holdings Bhd	$ 4,294
	Total Warrants (cost $-)	4,294

24

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.0%
537	B2W Cia Digital	$ 721
	Total Common Stock Rights (cost $-)	721
	Total Long-Term Investments (cost $10,965,575)	12,404,363

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.3%
	REPURCHASE AGREEMENTS – 1.3%
$ 160	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $160,138, collateralized by $121,500 U.S. Treasury Bond, 2.750%, due 8/15/42, value $163,403	0.000%	8/03/20	$ 160,138
	Total Short-Term Investments (cost $160,138)			160,138
	Total Investments (cost $11,125,713) – 98.9%			12,564,501
	Other Assets Less Liabilities – 1.1%			138,061
	Net Assets – 100%			$ 12,702,562
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
(4)	A copy of the most recent financial statements for these exchange-traded funds can be obtained directly from the Securities and Exchange Commission on its website at http://www.sec.gov.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipt
MSCI	Morgan Stanley Capital International Inc.
See accompanying notes to financial statements.
25

Nuveen International Growth Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 97.8%
	COMMON STOCKS – 97.8%
	Aerospace & Defense – 4.7%
39,834	Airbus SE, (2), (3)	$2,915,689
690,336	BAE Systems PLC, (2)	4,424,295
205,800	CAE Inc, (3)	3,071,367
53,600	Thales SA, (2)	3,874,820
	Total Aerospace & Defense	14,286,171
	Airlines – 0.5%
145,400	Air Canada, (3)	1,640,221
	Banks – 2.9%
534,000	Banco do Brasil SA, (3)	3,437,467
242,967	HDFC Bank Ltd, (2), (3)	3,357,608
285,032	ING Groep NV, (2), (3)	1,987,494
	Total Banks	8,782,569
	Beverages – 1.7%
82,823	Coca-Cola HBC AG, (2), (3)	2,156,194
86,551	Diageo PLC, (2)	3,166,955
	Total Beverages	5,323,149
	Biotechnology – 1.4%
19,500	CRISPR Therapeutics AG, (3)	1,666,470
6,259	Genmab A/S, (2), (3)	2,154,388
97,235	Orchard Therapeutics plc, (3)	499,788
	Total Biotechnology	4,320,646
	Capital Markets – 4.5%
116,314	Brookfield Asset Management Inc	3,760,432
591,602	Burford Capital Ltd, (2)	4,149,466
56,200	Hong Kong Exchanges & Clearing Ltd, (2)	2,675,858
29,963	London Stock Exchange Group PLC, (2)	3,309,679
	Total Capital Markets	13,895,435
	Chemicals – 0.8%
22,373	Chr Hansen Holding A/S, (2)	2,553,040
	Diversified Telecommunication Services – 0.7%
11,590,000	China Tower Corp Ltd,144A, (2)	2,108,557
	Electronic Equipment, Instruments & Components – 3.3%
70,500	Hitachi Ltd, (2)	2,111,760
26

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components (continued)
11,200	Keyence Corp, (2)	$4,722,892
125,182	Softwareone Holding AG, (2)	3,202,073
	Total Electronic Equipment, Instruments & Components	10,036,725
	Entertainment – 3.2%
6,219	Spotify Technology SA, (3)	1,603,382
96,403	Ubisoft Entertainment SA, (2), (3)	8,051,812
	Total Entertainment	9,655,194
	Equity Real Estate Investment Trust – 4.0%
54,382	Digital Realty Trust Inc	8,730,486
285,667	UNITE Group PLC, (2)	3,506,089
	Total Equity Real Estate Investment Trust	12,236,575
	Food & Staples Retailing – 0.8%
42,019	Dino Polska SA,144A, (2), (3)	2,326,221
	Food Products – 0.8%
1,428,320	Ausnutria Dairy Corp Ltd, (2)	2,393,431
	Gas Utilities – 1.1%
70,227	Rubis SCA, (2)	3,312,756
	Health Care Equipment & Supplies – 2.6%
17,620	Cochlear Ltd, (2), (3)	2,404,490
29,700	Hoya Corp, (2)	2,928,997
48,972	Koninklijke Philips NV, (2), (3)	2,530,427
	Total Health Care Equipment & Supplies	7,863,914
	Health Care Providers & Services – 1.7%
59,225	Fresenius Medical Care AG & Co KGaA, (2)	5,217,845
	Household Durables – 2.0%
79,100	Sony Corp, (2)	6,145,675
	Household Products – 1.2%
82,500	Unicharm Corp, (2)	3,731,706
	Insurance – 3.2%
345,200	AIA Group Ltd, (2)	3,112,647
349,144	Ping An Insurance Group Co of China Ltd, (2)	3,683,896
208,826	Prudential PLC, (2)	2,984,281
	Total Insurance	9,780,824
	Interactive Media & Services – 3.4%
152,602	Tencent Holdings Ltd, (2)	10,468,216
	Internet & Catalog Retail – 1.1%
978,849	boohoo.com plc, (2), (3)	3,311,822
27

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Internet & Direct Marketing Retail – 5.7%
154,900	Alibaba Group Holding Ltd, (2), (3)	$4,860,148
42,258	Alibaba Group Holding Ltd, Sponsored ADR, (3)	10,607,603
19,950	JDcom Inc, (3)	619,842
244,004	Trainline PLC,144A, (2), (3)	1,312,382
	Total Internet & Direct Marketing Retail	17,399,975
	IT Services – 8.5%
1,934	Adyen NV,144A, (3)	3,228,148
100,545	GDS Holdings Ltd, ADR, (3)	8,072,758
114,046	Keywords Studios PLC	2,839,423
1,465,431	NEXTDC Ltd, (2), (3)	11,862,380
	Total IT Services	26,002,709
	Leisure Products – 0.7%
47,403	MIPS AB, (2)	2,003,122
	Life Sciences Tools & Services – 3.0%
307,035	Clinigen Group Plc, (2)	2,819,852
4,734	Eurofins Scientific SE, (2), (3)	3,098,527
17,683	ICON PLC, (3)	3,279,489
	Total Life Sciences Tools & Services	9,197,868
	Machinery – 2.3%
128,429	Kornit Digital Ltd, (3)	6,882,510
	Oil, Gas & Consumable Fuels – 2.0%
147,920	Parkland Corp/Canada	3,894,985
83,147	Reliance Industries Ltd, (2)	2,302,705
	Total Oil, Gas & Consumable Fuels	6,197,690
	Personal Products – 0.8%
243,300	Kitanotatsujin Corp, (2)	1,081,180
22,300	Shiseido Co Ltd, (2), (3)	1,242,471
	Total Personal Products	2,323,651
	Pharmaceuticals – 8.7%
22,513	AstraZeneca PLC, (2)	2,487,227
1,675,231	China Medical System Holdings Ltd, (2)	2,034,140
43,340	Dr Reddy's Laboratories Ltd, ADR	2,635,072
64,467	GlaxoSmithKline PLC, Sponsered ADR	2,599,309
25,997	GW Pharmaceuticals PLC, ADR, (3)	3,317,997
46,012	Novo Nordisk A/S, (2)	3,018,966
6,735	Roche Holding AG, (2)	2,332,711
28,414	Sanofi, (2)	2,983,388
142,800	Takeda Pharmaceutical Co Ltd, (2)	5,178,900
	Total Pharmaceuticals	26,587,710
28

Shares	Description (1)	Value
	Professional Services – 0.7%
70,300	Recruit Holdings Co Ltd, (2)	$ 2,193,068
	Real Estate Management & Development – 2.5%
1,090,571	Aroundtown SA, (2), (3)	6,566,961
15,410	Vonovia SE, (2)	996,038
	Total Real Estate Management & Development	7,562,999
	Road & Rail – 0.9%
28,800	Canadian National Railway Co	2,813,238
	Semiconductors & Semiconductor Equipment – 5.9%
4,649	ASML Holding NV, (2)	1,652,894
22,690	Broadcom Inc	7,187,058
33,672	Taiwan Semiconductor Manufacturing Co Ltd, Sponsored ADR	2,656,384
305,961	Tower Semiconductor Ltd, (3)	6,578,162
	Total Semiconductors & Semiconductor Equipment	18,074,498
	Software – 6.0%
29,637	CyberArk Software Ltd, (3)	3,492,424
15,500	Freee KK, (2), (3)	697,256
180,008	Open Text Corp	8,105,760
28,403	SAP SE, (2)	4,483,509
169,609	Tufin Software Technologies Ltd, (3)	1,602,805
	Total Software	18,381,754
	Textiles, Apparel & Luxury Goods – 3.1%
12,604	adidas AG, (2), (3)	3,475,896
6,150	LVMH Moet Hennessy Louis Vuitton SE, (2)	2,674,285
44,368	Puma SE, (2), (3)	3,453,511
	Total Textiles, Apparel & Luxury Goods	9,603,692
	Tobacco – 1.4%
125,584	British American Tobacco PLC, (2)	4,150,339
	Total Long-Term Investments (cost $239,722,865)	298,765,515

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 2.1%
	REPURCHASE AGREEMENTS – 2.1%
$ 6,336	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $6,336,461, collateralized by $6,130,600 U.S. Treasury Note, 0.125%, due 4/15/25, value $6,463,209	0.000%	8/03/20	$ 6,336,461
	Total Short-Term Investments (cost $6,336,461)			6,336,461
	Total Investments (cost $246,059,326) – 99.9%			305,101,976
	Other Assets Less Liabilities – 0.1%			283,296
	Net Assets – 100%			$ 305,385,272
29

Nuveen International Growth Fund (continued)
Portfolio of Investments    July 31, 2020
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
30

Statement of Assets and Liabilities
July 31, 2020
	Emerging Markets Equity	International Growth
Assets
Long-term investments, at value (cost $10,965,575 and $239,722,865, respectively)	$12,404,363	$298,765,515
Short-term investments, at value (cost approximates value)	160,138	6,336,461
Cash denominated in foreign currencies (cost $1,943 and $51,139, respectively)	1,950	51,888
Receivable for:
Dividends	22,433	133,465
Due from affiliate	204	20,790
Investments sold	269,291	—
Reclaims	1,094	358,575
Shares sold	—	405,256
Other assets	14,389	76,141
Total assets	12,873,862	306,148,091
Liabilities
Payable for:
Capital gains tax	—	155,175
Dividends	—	10
Investments purchased - regular settlement	125,663	—
Shares redeemed	—	147,454
Accrued expenses:
Custodian fees	26,077	31,007
Management fees	5,275	188,829
Professional fees	12,565	31,172
Shareholder servicing agent fees	164	118,702
Trustees fees	111	35,429
12b-1 distribution and service fees	81	17,274
Other	1,364	37,767
Total liabilities	171,300	762,819
Net assets	$12,702,562	$305,385,272

See accompanying notes to financial statements.
31

Statement of Assets and Liabilities (continued)
	Emerging Markets Equity	International Growth
Class A Shares
Net assets	$ 255,962	$ 42,487,749
Shares outstanding	10,549	876,125
Net asset value ("NAV") per share	$ 24.26	$ 48.50
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 25.74	$ 51.46
Class C Shares
Net assets	$ 34,077	$ 9,356,229
Shares outstanding	1,410	204,337
NAV and offering price per share	$ 24.16	$ 45.79
Class R3 Shares
Net assets	$ —	$ 608,717
Shares outstanding	—	12,725
NAV and offering price per share	$ —	$ 47.84
Class R6 Shares
Net assets	$12,050,026	$ 403,972
Shares outstanding	496,250	8,304
NAV and offering price per share	$ 24.28	$ 48.65
Class I Shares
Net assets	$ 362,497	$252,528,605
Shares outstanding	14,927	5,160,079
NAV and offering price per share	$ 24.28	$ 48.94
Fund level net assets consist of:
Capital paid-in	$10,510,680	$252,058,963
Total distributable earnings	2,191,882	53,326,309
Fund level net assets	$12,702,562	$305,385,272
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
32

Statement of Operations
Year Ended July 31, 2020
	Emerging Markets Equity	International Growth
Investment Income
Dividends	$ 254,628	$ 4,133,701
Payment from affiliate	356	36,298
Foreign tax withheld on dividend income	(19,878)	(237,405)
Total investment income	235,106	3,932,594
Expenses
Management fees	97,422	2,339,569
12b-1 service fees - Class A Shares	523	103,089
12b-1 distribution and service fees - Class C Shares	311	103,939
12b-1 distribution and service fees - Class R3 Shares	—	2,788
Shareholder servicing agent fees	321	363,930
Custodian fees	71,880	127,910
Professional fees	26,706	86,249
Trustees fees	309	8,787
Shareholder reporting expenses	4,452	44,434
Federal and state registration fees	59,165	84,083
Other	5,564	11,204
Total expenses before fee waiver/expense reimbursement	266,653	3,275,982
Fee waiver/expense reimbursement	(165,542)	(212,029)
Net expenses	101,111	3,063,953
Net investment income (loss)	133,995	868,641
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	848,499	10,825,066
Change in net unrealized appreciation (depreciation) of investments and foreign currency	420,150	12,309,929
Net realized and unrealized gain (loss)	1,268,649	23,134,995
Net increase (decrease) in net assets from operations	$1,402,644	$24,003,636
See accompanying notes to financial statements.
33

Statement of Changes in Net Assets
	Emerging Markets Equity		International Growth
	Year Ended 7/31/20	For the Period 11/27/18 (commencement of operations) through 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 133,995	$ 80,814	$ 868,641	$ 2,457,080
Net realized gain (loss) from investments and foreign currency	848,499	466,509	10,825,066	(14,492,308)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	420,150	1,017,727	12,309,929	(10,790,867)
Net increase (decrease) in net assets from operations	1,402,644	1,565,050	24,003,636	(22,826,095)
Distributions to Shareholders
Dividends:
Class A Shares	(13,124)	—	(111,030)	(2,007,803)
Class C Shares	(1,779)	—	—	(680,907)
Class R3 Shares	—	—	(130)	(30,309)
Class R6 Shares	(749,139)	(9,975)	(1,338)	(1,287,537)
Class I Shares	(1,858)	(25)	(1,394,500)	(14,807,300)
Decrease in net assets from distributions to shareholders	(765,900)	(10,000)	(1,506,998)	(18,813,856)
Fund Share Transactions
Proceeds from sale of shares	356,466	10,143,040	54,261,509	102,915,307
Proceeds from shares issued to shareholders due to reinvestment of distributions	11,539	—	1,165,572	15,900,695
	368,005	10,143,040	55,427,081	118,816,002
Cost of shares redeemed	(277)	—	(152,414,072)	(188,320,993)
Net increase (decrease) in net assets from Fund share transactions	367,728	10,143,040	(96,986,991)	(69,504,991)
Net increase (decrease) in net assets	1,004,472	11,698,090	(74,490,353)	(111,144,942)
Net assets at the beginning of period	11,698,090	—	379,875,625	491,020,567
Net assets at the end of period	$12,702,562	$11,698,090	$ 305,385,272	$ 379,875,625
See accompanying notes to financial statements.
34

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35

Financial Highlights
Emerging Markets Equity
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (11/18)
2020	$23.08	$0.17	$2.44	$2.61	$(0.20)	$(1.23)	$(1.43)	$24.26
2019(f)	20.00	0.23	2.85	3.08	—	—	—	23.08
Class C (11/18)
2020	23.00	0.03	2.39	2.42	(0.03)	(1.23)	(1.26)	24.16
2019(f)	20.00	0.01	2.99	3.00	—	—	—	23.00
Class R6 (11/18)
2020	23.10	0.26	2.43	2.69	(0.28)	(1.23)	(1.51)	24.28
2019(f)	20.00	0.16	2.96	3.12	(0.02)	—	(0.02)	23.10
Class I (11/18)
2020	23.09	0.25	2.43	2.68	(0.26)	(1.23)	(1.49)	24.28
2019(f)	20.00	0.16	2.95	3.11	(0.02)	—	(0.02)	23.09
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

11.68%	$ 256	2.65%	(0.67)%	(0.67)%	1.20%	0.79%	0.79%	124%
15.40	174	2.29*	0.43*	N/A	1.20*	1.52*	N/A	42

10.80	34	3.40	(1.34)	(1.34)	1.95	0.12	0.12	124
15.00	32	3.05*	(1.00)*	N/A	1.95*	0.10*	N/A	42

11.99	12,050	2.34	(0.27)	(0.27)	0.88	1.19	1.19	124
15.62	11,462	2.05*	(0.01)*	N/A	0.95*	1.09*	N/A	42

11.98	362	2.40	(0.27)	(0.27)	0.94	1.18	1.18	124
15.57	29	2.04*	(0.01)*	N/A	0.95*	1.08*	N/A	42
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended July 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
*	Annualized.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
37

Financial Highlights (continued)
International Growth
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (04/09)
2020	$44.68	$ 0.03	$ 3.91	$ 3.94	$(0.12)	$ —	$(0.12)	$48.50
2019	48.43	0.18	(2.10)	(1.92)	(0.47)	(1.36)	(1.83)	44.68
2018	43.68	0.09	4.70	4.79	(0.04)	—	(0.04)	48.43
2017	37.61	0.06	6.01	6.07	—	—	—	43.68
2016	41.73	0.06	(3.77)	(3.71)	(0.41)	—	(0.41)	37.61
Class C (04/09)
2020	42.40	(0.28)	3.67	3.39	—	—	—	45.79
2019	45.96	(0.15)	(1.94)	(2.09)	(0.11)	(1.36)	(1.47)	42.40
2018	41.72	(0.25)	4.49	4.24	—	—	—	45.96
2017	36.20	(0.16)	5.68	5.52	—	—	—	41.72
2016	40.16	(0.24)	(3.61)	(3.85)	(0.11)	—	(0.11)	36.20
Class R3 (04/09)
2020	44.08	(0.08)	3.85	3.77	(0.01)	—	(0.01)	47.84
2019	47.78	0.06	(2.05)	(1.99)	(0.35)	(1.36)	(1.71)	44.08
2018	43.16	(0.03)	4.65	4.62	—	—	—	47.78
2017	37.26	0.06	5.84	5.90	—	—	—	43.16
2016	41.33	(0.01)	(3.75)	(3.76)	(0.31)	—	(0.31)	37.26
Class R6 (06/16)
2020	45.22	0.47	3.23	3.70	(0.27)	—	(0.27)	48.65
2019	48.99	0.33	(2.14)	(1.81)	(0.60)	(1.36)	(1.96)	45.22
2018	44.13	0.26	4.75	5.01	(0.15)	—	(0.15)	48.99
2017	37.86	0.27	6.00	6.27	—	—	—	44.13
2016(f)	36.37	(0.01)	1.50	1.49	—	—	—	37.86
Class I (04/09)
2020	45.08	0.14	3.95	4.09	(0.23)	—	(0.23)	48.94
2019	48.89	0.29	(2.15)	(1.86)	(0.59)	(1.36)	(1.95)	45.08
2018	44.08	0.21	4.75	4.96	(0.15)	—	(0.15)	48.89
2017	37.86	0.23	5.99	6.22	—	—	—	44.08
2016	42.00	0.14	(3.77)	(3.63)	(0.51)	—	(0.51)	37.86
38

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement			Ratios to Average Net Assets After Waiver/Reimbursement(d)
Total Return(b), (c)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Expenses	Net Investment Income (Loss)	Net Investment Income (Loss) Excluding Payment From Affiliates	Portfolio Turnover Rate(e)

8.82%	$ 42,488	1.20%	0.01%	( —)%**	1.13%	0.08%	0.07%	47%
(3.15)	45,737	1.19	0.36	N/A	1.13	0.42	N/A	52
10.98	55,476	1.18	0.14	N/A	1.13	0.19	N/A	81
16.11	51,018	1.26	0.03	N/A	1.14	0.16	N/A	318
(8.91)	102,083	1.31	0.06	N/A	1.21	0.16	N/A	351

8.00	9,356	1.95	(0.74)	(0.75)	1.88	(0.67)	(0.68)	47
(3.89)	12,704	1.94	(0.43)	N/A	1.88	(0.37)	N/A	52
10.14	23,861	1.93	(0.59)	N/A	1.88	(0.54)	N/A	81
15.28	17,131	2.00	(0.56)	N/A	1.89	(0.45)	N/A	318
(9.60)	20,065	2.06	(0.76)	N/A	1.96	(0.66)	N/A	351

8.55	609	1.45	(0.24)	(0.25)	1.38	(0.17)	(0.18)	47
(3.41)	585	1.44	0.08	N/A	1.38	0.14	N/A	52
10.70	1,108	1.43	(0.12)	N/A	1.38	(0.07)	N/A	81
15.83	1,119	1.49	0.05	N/A	1.39	0.15	N/A	318
(9.14)	991	1.57	(0.14)	N/A	1.46	(0.03)	N/A	351

8.19	404	0.84	1.01	1.01	0.78	1.08	1.08	47
(2.83)	22,529	0.84	0.69	N/A	0.78	0.75	N/A	52
11.36	33,524	0.84	0.49	N/A	0.79	0.54	N/A	81
16.56	30,400	0.88	0.60	N/A	0.77	0.71	N/A	318
4.10	32,015	0.89*	(0.56)*	N/A	0.76*	(0.43)*	N/A	351

9.08	252,529	0.95	0.26	0.25	0.88	0.32	0.31	47
(2.93)	298,320	0.94	0.60	N/A	0.88	0.66	N/A	52
11.25	377,051	0.93	0.39	N/A	0.88	0.44	N/A	81
16.43	267,558	0.99	0.49	N/A	0.89	0.60	N/A	318
(8.69)	259,225	1.06	0.28	N/A	0.96	0.38	N/A	351

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	During the fiscal year ended July 31, 2020, the Fund began receiving voluntary compensation from the Adviser. The Fund's Total Return for each share would decrease by an amount equaling less than 0.01% if such voluntary compensation were excluded. See Note 7-Management Fees and Other Transactions with Affiliates, for more information.
(c)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(d)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(f)	For the period June 30, 2016 (commencement of operations) through July 31, 2016.
*	Annualized.
**	Rounds to more than (0.01)%.
N/A	Fund did not have Payments from Affiliates for periods prior to the fiscal year ended July 31, 2020.
See accompanying notes to financial statements.
39

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of the Nuveen Emerging Markets Equity Fund ("Emerging Markets Equity") and the Nuveen International Growth Fund ("International Growth") (each a "Fund" and collectively, the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2020 (the "current fiscal period”).
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services  –  Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Funds' Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
40

Foreign Currency Transactions and Translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Funds' investments in non-U.S. securities were as follows:
Emerging Markets Equity	Value	% of Net Assets
Country:
China	$ 4,062,833	32.0%
Taiwan	1,436,940	11.3
South Korea	1,115,830	8.8
Brazil	1,098,071	8.6
India	1,004,099	7.9
South Africa	727,964	5.7
Indonesia	377,785	3.0
Uruguay	354,757	2.8
Russia	353,223	2.8
Other	1,431,919	11.3
Total non-U.S. securities	$11,963,421	94.2%

International Growth	Value	% of Net Assets
Country:
China	$ 44,848,591	14.7%
United Kingdom	44,195,675	14.5
Japan	30,033,905	9.8
France	26,911,277	8.8
Germany	24,193,760	7.9
Canada	23,286,003	7.6
Israel	18,555,901	6.1
Australia	14,266,870	4.7
Netherlands	9,398,963	3.1
Other	39,072,082	12.8
Total non-U.S. securities	$274,763,027	90.0%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
41

Notes to Financial Statements (continued)
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Inter-est income also reflects paydown gains and losses, if any.
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only change to existing contracts are a changes to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds’ financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
42

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Exchange-traded funds are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Emerging Markets Equity	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$5,368,747	$6,746,432**	$ —	$12,115,179
Exchange-Traded Funds	284,169	—	—	284,169
Warrants	4,294	—	—	4,294
Common Stock Rights	721	—	—	721
Short-Term Investments:
Repurchase Agreements	—	160,138	—	160,138
Total	$5,657,931	$6,906,570	$ —	$12,564,501

43

Notes to Financial Statements (continued)
International Growth	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$104,822,580	$193,942,935**	$ —	$298,765,515
Short-Term Investments:
Repurchase Agreements	—	6,336,461	—	6,336,461
Total	$104,822,580	$200,279,396	$ —	$305,101,976

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Emerging Markets Equity	Fixed Income Clearing Corporation	$ 160,138	$ (160,138)	$ —
International Growth	Fixed Income Clearing Corporation	6,336,461	(6,336,461)	—
*     As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Emerging Markets Equity	International Growth
Purchases	$13,496,101	$146,286,472
Sales	13,560,144	235,490,188
The Funds may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If a Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty
44

credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/20		For the Period 11/27/18 (commencement of operations) through 7/31/19
Emerging Markets Equity	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,510	$ 58,005	7,553	$ 164,346
Class C	—	—	1,410	28,694
Class R6	—	—	496,250	9,925,000
Class I	13,678	298,461	1,250	25,000
Shares issued to shareholders due to reinvestment of distributions:
Class A	488	11,337	—	—
Class C	9	202	—	—
Class R6	—	—	—	—
Class I	—	—	—	—
	16,685	368,005	506,463	10,143,040
Shares redeemed:
Class A	(2)	(53)	—	—
Class C	(9)	(202)	—	—
Class R6	—	—	—	—
Class I	(1)	(22)	—	—
	(12)	(277)	—	—
Net increase (decrease)	16,673	$367,728	506,463	$10,143,040

45

Notes to Financial Statements (continued)
	Year Ended 7/31/20		Year Ended 7/31/19
International Growth	Shares	Amount	Shares	Amount
Shares sold:
Class A	97,091	$ 4,350,476	182,612	$ 7,571,228
Class A – automatic conversion of Class C Shares	78	3,454	227	9,693
Class C	12,515	520,482	27,657	1,164,517
Class R3	2,815	121,587	8,527	340,273
Class R6	12,477	490,246	3,528	153,922
Class I	1,123,012	48,775,264	2,160,595	93,675,674
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,122	100,621	51,873	1,924,517
Class C	—	—	17,835	628,140
Class R3	3	130	827	30,310
Class R6	28	1,338	34,327	1,287,536
Class I	22,253	1,063,483	321,537	12,030,192
	1,272,394	55,427,081	2,809,545	118,816,002
Shares redeemed:
Class A	(246,849)	(10,657,834)	(356,479)	(14,978,924)
Class C	(107,739)	(4,514,621)	(264,791)	(10,515,737)
Class C – automatic conversion to Class A Shares	(83)	(3,454)	(239)	(9,693)
Class R3	(3,363)	(147,466)	(19,278)	(800,093)
Class R6	(502,409)	(21,835,701)	(223,978)	(9,472,267)
Class I	(2,603,020)	(115,254,996)	(3,577,133)	(152,544,279)
	(3,463,463)	(152,414,072)	(4,441,898)	(188,320,993)
Net increase (decrease)	(2,191,069)	$ (96,986,991)	(1,632,353)	$ (69,504,991)
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund’s investment portfolio, as determined on a federal income tax basis, as of July 31, 2020.
	Emerging Markets Equity	International Growth
Tax cost of investments	$11,164,532	$246,332,584
Gross unrealized:
Appreciation	$ 2,332,675	$ 76,571,817
Depreciation	(932,706)	(17,802,425)
Net unrealized appreciation (depreciation) of investments	$ 1,399,969	$ 58,769,392
Permanent differences, primarily due to investments in passive foreign investment companies, foreign currency transactions and securities litigation settlements, resulted in reclassifications among the Funds' components of net assets as of July 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' tax year end, were as follows:
46

	Emerging Markets Equity	International Growth
Undistributed net ordinary income[1]	$139,813	$ —
Undistributed net long-term capital gains	653,011	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2020 and July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Emerging Markets Equity	International Growth
Distributions from net ordinary income[1]	$765,900	$1,506,998
Distributions from net long-term capital gains	—	—

2019	Emerging Markets Equity[2]	International Growth
Distributions from net ordinary income[1]	$10,000	$ 5,552,461
Distributions from net long-term capital gains	—	13,261,395

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
[2]	For the period November 27, 2018 (commencement of operations) through July 31, 2019.
As of July 31, 2020, the Funds' tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
International Growth
Not subject to expiration:
Short-term	$4,874,999
Long-term	—
Total	$4,874,999
During the Fund’s tax year ended July 31, 2020, International Growth utilized $10,464,188 of its capital loss carryforward.
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
International Growth
Post-October capital losses[3]	$ —
Late-year ordinary losses[4]	372,512

[3]	Capital losses incurred from November 1, 2019 through July 31, 2020, the Funds' tax year end.
[4]	Ordinary losses incurred from January 1, 2020 through July 31, 2020 and/or specified losses incurred from November 1, 2019 through July 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
47

Notes to Financial Statements (continued)
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Emerging Markets Equity	International Growth
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2020, the complex-level fee for each Fund was as follows:
Fund	Complex-Level Fee
Emerging Markets Equity	0.1578%
International Growth	0.1848%
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitation may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of each Fund.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Emerging Markets Equity	0.99%	July 31, 2022	N/A
International Growth	0.90%	July 31, 2022	1.45%
N/A - Not Applicable.
48

Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the "Distributor"), a wholly-owned subsidiary of Nuveen, for services provided and expensesincurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During February 2020, the Funds began receiving voluntary compensation from the Adviser in amounts that approximate a portion of the cost of research services obtained from broker-dealers and research providers if the Adviser had purchased the research services directly. This income received by the Funds is recognized as "Payment from affiliate" on the Statement of Operations, and any income due to the Funds as of the end of the reporting period is recognized as “Receivable due from affiliate” on the Statement of Assets and Liabilities.
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Emerging Markets Equity	International Growth
Sales charges collected (Unaudited)	$695	$24,372
Paid to financial intermediaries (Unaudited)	604	22,151
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Emerging Markets Equity	International Growth
Commission advances (Unaudited)	$ —	$9,124
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Emerging Markets Equity	International Growth
12b-1 fees retained (Unaudited)	$219	$3,658
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Emerging Markets Equity	International Growth
CDSC retained (Unaudited)	$ —	$3,908
As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:
Emerging Markets Equity
TIAA owned shares	96%
49

Notes to Financial Statements (continued)
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potentia limportance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
50

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Nuveen Asset Management, LLC
333 West Wacker Drive
Chicago, IL 60606
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund paid qualifying taxes of $19,787 and $236,846, respectively, and earned $243,213 and $3,629,135 of foreign source income, respectively, during the fiscal year ended July 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, Nuveen Emerging Markets Equity Fund and Nuveen International Growth Fund hereby designate $0.04 and $0.04 per share as foreign taxes paid, respectively, and $0.46 and $0.58 per share as income earned from foreign sources, respectively, for the fiscal year ended July 31, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	% of DRD	% of QDI
Nuveen Emerging Markets Equity Fund	2.9%	69.0%
Nuveen International Growth Fund	16.5%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
51

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper Emerging Markets Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper Emerging Markets Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
Lipper International Multi-Cap Growth Funds Classification Average: Represents the average annualized total returns for all reporting funds in the Lipper International Multi-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charge.
MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
MSCI Emerging Markets Index: An unmanaged index considered representative of stocks of developing countries. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Assets Value (NAV) per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
52

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Nuveen Asset Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
53

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
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•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one- , three- and five- year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Emerging Markets Equity Fund (the “Emerging Markets Fund”), the Board noted that the Fund outperformed its benchmark and ranked in the first quartile of its Performance Peer Group for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020. The Board noted that the Fund was relatively new with a performance history too short to make a meaningful assessment of performance. Nevertheless, the Board was satisfied with the Fund’s overall performance.
For Nuveen International Growth Fund (the “International Growth Fund”), the Board noted that the Fund outperformed its benchmark for the one-, three- and five-year periods ended December 31, 2019. The Fund also ranked in the second quartile of its Performance Peer Group for the one- and three-year periods ended December 31, 2019 and the third quartile of its Performance Peer Group for the five-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund outperformed its benchmark and ranked in the second quartile of its Performance Peer Group for the one-, three- and five-year periods ended March 31, 2020. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability 1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
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In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the Emerging Markets Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018. The Independent Board Members also reviewed a profitability analysis reflecting the revenues, expenses and revenue margin (pre- and post-tax) by asset type for the Sub- Adviser for the calendar year ended December 31, 2019 and the pre- and post-tax revenue margins from 2019 and 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense cap applicable to the Emerging Markets Fund and the temporary and permanent expense caps applicable to the International Growth Fund.
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The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
63

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
64

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
65

Notes
66

Notes
67

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-IGF-0720P1316915-INV-Y-09/21

Mutual Funds
31 July
2020
Nuveen Equity Funds
Fund Name	Class A	Class C	Class R3	Class R6	Class I
Nuveen Winslow International Small Cap Fund	NWAIX	NWSCX	—	NWIFX	NWPIX
Nuveen Winslow Large-Cap Growth ESG Fund	NWCAX	NWCCX	NWCRX	NWCFX	NVLIX
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds' annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Funds' website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
September 22, 2020

4

Portfolio Managers’
Comments
Nuveen Winslow International Small Cap Fund
Nuveen Winslow Large-Cap Growth ESG Fund
The Nuveen Winslow International Small Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
The Nuveen Winslow Large-Cap Growth ESG Fund features portfolio management by Winslow Capital. The Fund’s portfolio is managed by Justin H. Kelly, CFA, Patrick M. Burton, CFA and Stephan C. Petersen.
Effective February 3, 2020, the name of the "Nuveen Winslow Large Cap Growth Fund" was changed to the "Nuveen Winslow Large-Cap Growth ESG Fund". In addition, Stephan C. Petersen was named as a portfolio manager of the Fund. The Fund’s sub-adviser Winslow Capital incorporates into its existing fundamental, bottom-up investment selection process an evaluation of a company’s performance among certain Environmental, Social and Governance (“ESG”) factors. Based on data provided by independent ESG research vendors, Winslow Capital will seek to identify companies that demonstrate sustainable leadership in ESG factor performance relative to their peers. Relative ESG factor performance is weighed along with a company’s potential for above-average future earnings growth in constructing the Fund’s portfolio and in executing Winslow Capital’s sell discipline.
Here they discuss U.S. economy, domestic and global markets, their management strategies and the performance of the Funds during the twelve-month reporting period ended July 31, 2020.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month reporting period ended July 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong
6

Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the COVID-19 crisis, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.
For U.S. markets, the twelve-month reporting period was noteworthy for strong absolute returns and for its remarkable volatility as equity markets responded to rapidly evolving macroeconomic backdrops. The first six months of the reporting period included the anticipation of improving global economic growth and a period of outperformance of value equities. The MSCI World ex USA Small Cap Index appreciated less than 1% during the reporting period, after having declined by more than 28% at one point within the reporting period. From a regional perspective, Europe Non-Eurozone outperformed given its more defensive characteristics along with Canada as the materials sector exposure drove the regional performance. The U.K. lagged as Brexit uncertainty continues to weigh on investor’s minds as well as the fact that the COVID-19 crisis impacted the region a bit more severely. While regional performance varied, the sector impacts during the reporting period were very pronounced. Information technology led the sector performance given secular drivers like the 5G rollout and the increase in online activity as a result of the COVID-19 crisis. The health care and utilities sectors also performed well, while the energy, consumer discretionary and financials sectors lagged as they reflected the impacts of the slowdown.
Nuveen Winslow International Small Cap Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Small Cap Fund one-year and since inception periods ended July 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World ex USA Small Cap Index and the Lipper classification Average.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of small-capitalization companies and invests at least 80% of its net assets in securities of non-U.S. companies. Small-capitalization companies are defined as companies that have market capitalizations within the market capitalization range of the companies in the MSCI World ex USA Small Cap Index on the last business day of the month in which its most recent rebalancing was completed. The index currently is rebalanced semi-annually in May and November of each year. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
7

Portfolio Managers’ Comments (continued)
Winslow Capital applies an optimal blend of research within a disciplined investment process to add value primarily through stock selection. This approach seeks to uncover and capitalize on the many dynamic opportunities within the large universe of more than 4,000 small cap companies across 22 developed countries. Typical investments include companies with improving fundamental profiles, as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations.
The investment approach is best described in three steps: discover, discern and decide. During the discover step, research tools are used to evaluate and rank equity securities within regional peer groups and narrow the focus to companies with an attractive combination of fundamental change, valuation and price action characteristics. During the discern step, fundamental analysis is applied to the most attractively ranked stocks enabling the team to assess the sources of sustainable fundamental change, competitive advantage and business quality, in order to identify quality growth investment candidates with high performance potential. Lastly, during the decide step, risk-aware portfolio construction begins at the company level focusing on quality businesses and ends with proprietary tools to identify and monitor portfolio risk exposures.
During the reporting period, international equity investors spent equal time alternating between recession fears and recovery hope, twice. Early in the reporting period, European recession fears dominated as the Chinese trade wars, Brexit concerns and populist rhetoric dominated the headlines. Some level of clarity on Brexit, Chinese stimulus announcements and anticipated bottoming in economic data, drove market appreciation in the fourth quarter of 2019. After closing out 2019 with a strong rally in equities globally, the global economy was exposed to a voluntary shock in an effort to save lives and slow the spread of COVID-19. As the first quarter of 2020 progressed, COVID-19 spread globally from east to west as did the rolling blackout of economic activity resulting in recession in global GDP not seen since WWII. After significant market declines in the first quarter of 2020, the reporting period ended with a substantial rally in response to the unprecedented level of fiscal programs and monetary stimulus announced across Europe, Asia and the United States.
The COVID-19 crisis impacted the market in a few different ways within the international equity markets. First, it served as an unprecedented shock to the economy as an accelerated, voluntary slowdown decreasing GDP levels. Second, the market needed to discount the impacts of the unprecedented global fiscal and monetary programs announced in an effort to cushion the virus mitigation efforts on jobs and wages. Central banks and governments including the U.S., Europe and Japan announced dramatic fiscal programs and monetary stimulus prompting a dramatic reversal in the markets direction late in the reporting period. Finally, while no region was spared the impacts of the COVID-19 crisis, not all sectors were impacted equally, making sector and specific stock impacts vary dramatically. Consumer discretionary stocks were impacted, while online retailers and gaming thrived, restaurants and travel/leisure stocks were disrupted significantly. The energy and financials sectors lagged the information technology and health care sectors by extremely wide margins as a result. While the Fund was able to protect and preserve capital well during the down periods, the performance lagged the strong cyclical recovery as a few holdings related to travel and leisure were impacted unexpectedly.
Relative to the Index, the Fund benefited from allocations slightly overweighting in the information technology and health care sectors. An underweight position in the materials sector detracted after the sector, including gold, appreciated during the reporting period. Stock selection within the consumer discretionary and health care sectors added value, but was offset by underperformance among the industrials and materials sector stocks as the Fund was positioned a bit more defensively within these sectors. Finally, the Fund had a few holdings that were core holdings that were severely impacted by the significant disruptions to the travel and leisure industry as a result of the COVID-19 crisis.
The individual positions that contributed most to performance included the consumer discretionary holding Tokmanni Group Corp, a leading discount retailer in Finland that generated strong results in the reporting period. The company is benefiting from strong comparable sales performance in the stores that have undergone recent remodeling efforts as well as from the consumer trade down to discount retailing in more difficult economic times. The Fund maintains the position. In addition, health care sector holding Fisher & Paykel Healthcare Corp. Ltd. contributed to performance. The New Zealand-based company engages in the designing, manufacturing and marketing of medical device products and systems for use in respiratory care, acute care and treatment of obstructive sleep apnea. In addition to the recent FDA approval for a new respiratory mask to be launched in the U.S., the COVID-19 outbreak increased demand for the respiratory consumables and hardware from the company. The Fund maintains the position. Lastly, health care sector
8

holding DiaSorin SpA contributed to performance. The Italian medical equipment provider specializing in immunodiagnostics and molecular diagnostics solutions, was a beneficiary of the COVID-19 crisis with its presence in immunodiagnostics and was fast in launching a molecular test first, followed by an antibody test. The Fund exited the position late in the reporting period.
Individual holdings that detracted most from performance included Japan Hotel REIT Investment Corp. The Japanese real estate investment trust (REIT) focuses on hotels and was poised to benefit from the Olympics in Japan and the resulting inbound tourism. As a result of COVID-19, the Olympics have been postponed and travel restrictions have severely limited occupancy rates. The Olympics have been postponed into 2021 and the company has taken steps to manage financial flexibility. The Fund exited the position during the reporting period. In addition, Persol Holdings Co Ltd., a temporary and permanent staffing company based in Japan, had difficulty maintaining revenue and operating profit growth due to weakness in its Australian business from a deteriorating macro environment and weak staffing demand. Operating profit deteriorated in its core staffing and recruiting segments in Japan, as the job-to-applicant ratio continued to weaken, signaling employers are becoming more cautious in new job openings. The position was sold during the reporting period. Lastly, energy sector holding Saras SpA., a petroleum refining and power generation company in Italy, was poised to benefit from the increased climate change-based regulation in the shipping industry mandating cleaner fuels produced by the company. The COVID-19 crisis impacted energy and Organization of the Petroleum Exporting Countries (OPEC) worked to limit production in response, impacting refining margins negatively. The Fund maintains the position.
Nuveen Winslow Large-Cap Growth ESG Fund
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Nuveen Winslow Large-Cap Growth ESG Fund for the one-year, five-year, ten-year and/or since inception periods ended July 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at NAV. The Fund’s Class A Shares at NAV underperformed the Russell 1000® Growth Index, but outperformed the Lipper classification average. A more detailed account of the Fund’s performance is provided later in this report.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of U.S. companies with market capitalizations in excess of $4 billion at the time of purchase. The Fund aligns purpose with performance by integrating differentiated fundamental analysis alongside sustainability factors such as environmental concerns, human capital and corporate ethics to enhance long-term investment opportunity. In assembling the Fund’s portfolio, we believe that investing in companies with above-average earnings growth potential provides the best opportunity for achieving superior portfolio returns over the long term. While this is a key element in our investment process, assessing actual valuations relative to our estimated earnings or cash flow growth rate for an issue is also important in selecting a stock. We focus on companies that we believe can deliver attractive future annual earnings growth with rising return on invested capital and positive cash flow. The Team utilizes Winslow Capital’s best investment ideas by emphasizing ESG leaders and avoiding ESG laggards, as determined by our proprietary Winslow ESG score, and seeks to generate alpha while exhibiting better ESG characteristics than the Russell 1000® Growth Index. The Fund may invest up to 20% of its net assets in non-U.S. equity securities.
Winslow Capital’s sell discipline utilizes the same fundamental research process seeking to control risk and protect capital. Under normal market conditions, Winslow Capital employs a sell discipline pursuant to which it may sell some or all of its position in a stock when a stock becomes fully valued, the fundamental business prospects are deteriorating, there is a drop in the ESG rank or the position exceeds limits set by the sub-adviser.
Even before the COVID-19 crisis became a factor, macroeconomic growth expectations had started to erode and value equities lagged in early 2020. Winslow Capital assessed the potential implications of COVID-19 and actively repositioned the Fund’s portfolio in the first quarter of 2020, toward those companies poised to weather the economic weakness and the accelerating technology-led change.
9

Portfolio Managers’ Comments (continued)
Performance for the reporting period was driven entirely from sector allocation within industrials, consumer staples and financials sectors generating strong relative performance. In each case, the Fund was underweight the benchmark as we observed secular challenges and unattractive valuations for the companies within these sectors.
Stock selection in the consumer discretionary sector was the key cause of modest underperformance for the reporting period with Luckin Coffee Inc. as the primary detractor. Luckin’s share price declined after the company announced fraud and overstated earnings. The Fund has eliminated its position in Luckin Coffee. Additionally, in the information technology sector, the underweighting of Apple Inc. was a drag on relative performance. While the company remains a sizable holding, we are underweight the position and continue to maintain exposure to Apple as we model stronger compounding growth for other information technology holdings as more attractive. Lastly, health care holding Exact Sciences Corp, a biotech company, detracted from performance. The company is displacing the current standard screening test for colorectal cancer with its non-invasive Cologuard test. In early 2020, management’s surprising decision to increase spending, issue convertible debt and walk away from prior commitments to pursue near-term profitability and cash flow led us to dramatically cut our long-term growth estimates. The position was sold.
Individual positions that contributed most to performance included the information technology sector holding NVIDIA Corp. The diverse semiconductor company focuses on serving end markets in gaming, data center, visualization and autonomous operations. The company is currently benefiting from trends in home gaming and data center acceleration. NVIDIA has a strong cash position. NVIDIA has particularly favorable environmental, social and governance (ESG) attributes with industry-leading employee engagement, solid corporate governance policies and a robust clean technology strategy. In addition, the information technology holding Wix.com Ltd. was a strong contributor to performance during the reporting period. Wix.com is a cloud-based website creation platform. The impact of COVID-19 and related behavioral changes has accelerated the movement of enterprises, governments and consumers towards the digital world. The stock generated strong returns during the reporting period and we continue to model upside to cash flow expectations and an attractive valuation.
Lastly, consumer discretionary holding Amazon.com Inc. contributed to performance. The online retailer and cloud provider has one of the best growth profiles in the stock universe across all business segments combined with low long-term disruption risk. Amazon is gaining significant market share of U.S. retail due to the COVID-19 crisis. We also believe cloud platform Amazon Web Services may benefit from the continued and accelerated shift to the digital economy. From an ESG perspective, we continue to closely monitor labor controversies at Amazon. The Fund continues to hold all three positions.
10

Risk Considerations
Nuveen Winslow International Small Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund's investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Investments in smaller companies are subject to greater volatility than those of larger companies. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as derivatives and growth stock risks, are described in the Fund's prospectus.
Nuveen Winslow Large Cap Growth ESG Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee that the Fund’s investment objectives will be achieved. Because the Fund’s Environmental Social Governance (ESG) investment strategy may exclude securities of certain issuers for nonfinancial reasons, the Fund may forgo some market opportunities available to funds that don’t use an ESG investment strategy. Prices of equity securities may decline significantly over short or extended periods of time. Growth stocks tend to be more volatile than certain other types of stocks and their prices usually fluctuate more dramatically than the overall stock market. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These and other risk considerations, such as active management and growth stock risks, are described in detail in the Fund’s prospectus.
11

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12

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund’s most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any). The expense ratios include management fees and other fees and expenses.
13

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Small Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/18/17	(1.35)%	0.50%	1.73%	1.20%
Class A Shares at maximum Offering Price	12/18/17	(7.03)%	(1.75)%	-	-
MSCI World ex USA Small Cap Index	-	0.96%	(1.94)%	-	-
Lipper International Small/Mid-Cap Classification Average	-	6.54%	0.44%	-	-
Class C Shares	12/18/17	(2.07)%	(0.27)%	2.49%	1.95%
Class R6 Shares	12/18/17	(1.01)%	0.78%	1.45%	0.92%
Class I Shares	12/18/17	(1.07)%	0.75%	1.48%	0.95%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.99% (1.00% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the Total Annual Fund Operating Expenses for the Class R6 shares will be less than the expense limitation. The expense limitation expiring July 31, 2022 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
14

Nuveen Winslow Large-Cap Growth ESG Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	10-Year	Gross	Net
Class A Shares at NAV	5/15/09	27.68%	15.71%	16.37%	1.16%	0.98%
Class A Shares at maximum Offering Price	5/15/09	20.34%	14.35%	15.68%	-	-
Russell 1000® Growth Index	-	29.84%	16.84%	17.29%	-	-
Lipper Large-Cap Growth Funds Classification Average	-	27.10%	15.01%	15.88%	-	-
Class C Shares	5/15/09	26.72%	14.85%	15.50%	1.90%	1.73%
Class R3 Shares	5/15/09	27.38%	15.42%	16.08%	1.41%	1.23%
Class I Shares	5/15/09	28.02%	16.00%	16.66%	0.91%	0.73%

	Total Returns as of July 31, 2020*
		Average Annual			Expense Ratios**
	Inception Date	1-Year	5-Year	Since Inception	Gross	Net
Class R6 Shares	3/25/13	28.27%	16.20%	17.43%	0.74%	0.57%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.77% (1.25% after July 31, 2022) of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expenses for Class R6 Shares will be less than the expense limitation. The expense limitation expiring July 31, 2022, may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
15

Fund Performance and Expense Ratios (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
16

Holding Summaries    as of July 31, 2020
This data relates to the securities held in each Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Small Cap Fund
Fund Allocation (% of net assets)
Common Stocks	98.6%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Tokmanni Group Corp	2.3%
Recordati SpA	2.1%
St Barbara Ltd	2.0%
Anritsu Corp	2.0%
Safestore Holdings PLC	1.8%
Portfolio Composition (% of net assets)
Equity Real Estate Investment Trust	11.2%
Machinery	7.3%
Trading Companies & Distributors	6.1%
IT Services	5.3%
Multiline Retail	5.2%
Electronic Equipment, Instruments & Components	4.5%
Metals & Mining	4.4%
Pharmaceuticals	3.7%
Household Durables	3.4%
Beverages	3.1%
Insurance	3.0%
Software	2.9%
Real Estate Management & Development	2.9%
Distributors	2.6%
Chemicals	2.4%
Diversified Financial Services	2.2%
Oil, Gas & Consumable Fuels	2.0%
Semiconductors & Semiconductor Equipment	1.7%
Health Care Providers & Services	1.7%
Internet Software & Services	1.6%
Hotels, Restaurants & Leisure	1.6%
Other [1]	19.8%
Repurchase Agreements	1.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%
Country Allocation[2] (% of net assets)
Japan	27.3%
United Kingdom	16.2%
Canada	8.3%
Australia	7.9%
Germany	5.1%
Finland	3.5%
Italy	3.5%
Sweden	3.0%
Denmark	2.9%
France	2.9%
Other [3]	19.2%
Other Assets Less Liabilities	0.2%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 4.1% (as a percentage of net assets) in emerging market countries.
3	"Other" countries include ten countries that individually constitute less than 2.9% as a percentage of total investments.
17

Holding Summaries    as of July 31, 2020 (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
Fund Allocation (% of net assets)
Common Stocks	99.6%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Portfolio Composition (% of net assets)
Software	23.1%
IT Services	13.2%
Internet & Direct Marketing Retail	10.9%
Interactive Media & Services	10.7%
Pharmaceuticals	5.9%
Technology Hardware, Storage & Peripherals	5.9%
Semiconductors & Semiconductor Equipment	3.2%
Equity Real Estate Investment Trust	3.2%
Capital Markets	3.1%
Life Sciences Tools & Services	2.9%
Other [1]	17.5%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	(0.1)%
Net Assets	100%
Top Five Common Stock Holdings (% of net assets)
Amazon.com Inc	9.9%
Microsoft Corp	9.3%
Apple Inc	5.9%
Facebook Inc., Class A	4.8%
salesforce.com Inc	4.3%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
18

Expense Examples
As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2020.
The beginning of the period is February 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Small Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 917.09	$ 913.75	$ 918.94	$ 918.91
Expenses Incurred During the Period	$ 5.67	$ 9.23	$ 4.29	$ 4.53
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.95	$1,015.22	$1,020.39	$1,020.14
Expenses Incurred During the Period	$ 5.97	$ 9.72	$ 4.52	$ 4.77
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.19%, 1.94%, 0.90%, and 0.95% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
19

Expense Examples    (continued)
Nuveen Winslow Large-Cap Growth ESG Fund
	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,175.08	$1,171.01	$1,173.86	$1,177.73	$1,176.87
Expenses Incurred During the Period	$ 5.30	$ 9.28	$ 6.65	$ 2.92	$ 3.95
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.99	$1,016.31	$1,018.75	$1,022.18	$1,021.23
Expenses Incurred During the Period	$ 4.92	$ 8.62	$ 6.17	$ 2.72	$ 3.67
For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 0.98%, 1.72%, 1.23%, 0.54% and 0.73% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
20

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth ESG Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Winslow International Small Cap Fund and Nuveen Winslow Large-Cap Growth ESG Fund (two of the Funds constituting Nuveen Investment Trust II, hereafter collectively referred to as the "Funds") as of July 31, 2020, the related statements of operations for the year ended July 31, 2020, the statements of changes in net assets for each of the two years in the period ended July 31, 2019, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of July 31, 2020, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended July 31, 2020 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodians and brokers. We believe that our audits provide a reasonable basis for our opinions.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 25, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
21

Nuveen Winslow International Small Cap Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.6%
	COMMON STOCKS – 98.6%
	Aerospace & Defense – 1.2%
35,700	Kongsberg Gruppen ASA, (2)	$ 541,757
	Auto Components – 0.8%
22,500	FCC Co Ltd, (2)	348,191
	Banks – 0.9%
127,937	Israel Discount Bank Ltd, (2)	393,356
	Beverages – 3.1%
63,419	Britvic PLC, (2)	659,170
6,642	Royal Unibrew A/S, (2)	671,956
	Total Beverages	1,331,126
	Building Products – 0.9%
14,500	AGC Inc/Japan, (2)	407,608
	Capital Markets – 1.4%
5,363	Euronext NV,144A, (2)	619,521
	Chemicals – 2.4%
39,800	Kemira Oyj, (2)	527,143
38,800	Tosoh Corp, (2)	520,779
	Total Chemicals	1,047,922
	Construction & Engineering – 0.9%
682,000	China State Construction International Holdings Ltd, (2)	403,557
	Construction Materials – 1.1%
22,500	Taiheiyo Cement Corp, (2)	488,315
	Containers & Packaging – 0.9%
22,250	SIG Combibloc Group AG, (2), (3)	389,247
	Distributors – 2.6%
8,920	D'ieteren SA/NV, (2)	481,522
12,250	PALTAC Corp, (2)	663,516
	Total Distributors	1,145,038
	Diversified Financial Services – 2.2%
96,200	Mitsubishi UFJ Lease & Finance Co Ltd, (2)	408,356
15,800	Zenkoku Hosho Co Ltd, (2)	552,218
	Total Diversified Financial Services	960,574
22

Shares	Description (1)	Value
	Electronic Equipment, Instruments & Components – 4.5%
35,400	Anritsu Corp, (2)	$853,591
16,886	Halma PLC, (2)	479,627
18,950	Spectris PLC, (2)	636,129
	Total Electronic Equipment, Instruments & Components	1,969,347
	Energy Equipment & Services – 0.7%
151,420	Saipem SpA, (2)	324,280
	Equity Real Estate Investment Trust – 11.2%
5,085	Aedifica SA, (2)	585,935
35,800	alstria office REIT-AG	535,145
20,800	Canadian Apartment Properties REIT	754,232
148,500	Charter Hall Long Wale REIT, (2)	488,915
447,500	Mapletree Logistics Trust, (2)	697,056
80,000	Safestore Holdings PLC, (2)	804,180
30,200	UNITE Group PLC, (2)	370,655
346,050	Waypoint REIT, (2)	623,248
	Total Equity Real Estate Investment Trust	4,859,366
	Food Products – 1.0%
15,500	Fuji Oil Holdings Inc, (2)	415,116
	Health Care Equipment & Supplies – 1.0%
18,059	Fisher & Paykel Healthcare Corp Ltd, (2)	432,593
	Health Care Providers & Services – 1.7%
16,800	Green Hospital Supply, Inc, (2)	723,278
	Hotels, Restaurants & Leisure – 1.6%
17,400	Tokyotokeiba Co Ltd, (2)	681,564
	Household Durables – 3.4%
35,600	Haseko Corp, (2)	420,614
13,896	Kaufman & Broad SA, (2)	599,946
40,700	Sumitomo Forestry Co Ltd, (2)	455,044
	Total Household Durables	1,475,604
	Independent Power & Renewable Electricity Producers – 1.4%
29,300	Capital Power Corp	619,709
	Industrial Conglomerates – 1.6%
7,173	Rheinmetall AG, (2)	678,182
	Insurance – 3.0%
130,300	Beazley PLC, (2)	709,799
13,709	Topdanmark A/S, (2)	586,281
	Total Insurance	1,296,080
23

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Interactive Media & Services – 1.0%
60,820	Rightmove PLC, (2)	$ 438,928
	Internet Software & Services – 1.6%
52,700	carsales.com Ltd, (2)	688,952
	IT Services – 5.3%
19,600	DTS Corp, (2)	375,059
22,100	Nihon Unisys Ltd, (2)	668,768
38,400	Solutions 30 SE, (2), (3)	648,364
27,800	TIS Inc, (2)	595,353
	Total IT Services	2,287,544
	Machinery – 7.3%
4,400	Daifuku Co Ltd, (2)	400,955
3,210	Kardex Holding AG, (2), (3)	559,666
6,500	KION Group AG, (2)	496,769
11,600	METAWATER Co Ltd, (2)	504,415
5,152	Spirax-Sarco Engineering PLC, (2)	688,487
63,400	Tadano Ltd, (2)	508,230
	Total Machinery	3,158,522
	Marine – 0.9%
56,700	Atlas Corp	403,137
	Metals & Mining – 4.4%
19,050	APERAM, (2)	542,631
297,000	Nippon Light Metal Holdings Co Ltd, (2)	489,371
358,200	St Barbara Ltd, (2)	880,033
	Total Metals & Mining	1,912,035
	Multiline Retail – 5.2%
124,700	Europris ASA,144A, (2)	613,045
16,400	Seria Co Ltd, (2)	656,178
53,675	Tokmanni Group Corp, (2)	1,007,009
	Total Multiline Retail	2,276,232
	Oil, Gas & Consumable Fuels – 2.0%
22,500	Parkland Corp/Canada	592,463
384,641	Saras SpA, (2)	285,259
	Total Oil, Gas & Consumable Fuels	877,722
	Pharmaceuticals – 3.7%
19,102	Dechra Pharmaceuticals PLC, (2)	710,848
16,887	Recordati SpA, (2)	907,004
	Total Pharmaceuticals	1,617,852
	Real Estate Management & Development – 2.9%
34,876	Castellum AB, (2)	750,061
24

Shares	Description (1)	Value
	Real Estate Management & Development (continued)
19,424	TAG Immobilien AG, (2)	$ 510,742
	Total Real Estate Management & Development	1,260,803
	Road & Rail – 0.7%
9,500	Sankyu Inc, (2)	327,552
	Semiconductors & Semiconductor Equipment – 1.7%
33,700	Tower Semiconductor Ltd, (3)	724,550
	Software – 2.9%
32,201	Altium Ltd, (2)	752,351
68,000	Avast PLC,144A, (2)	509,845
	Total Software	1,262,196
	Specialty Retail – 1.3%
58,375	Bilia AB, (2)	564,836
	Thrifts & Mortgage Finance – 1.1%
157,190	OneSavings Bank PLC, (2)	485,952
	Trading Companies & Distributors – 6.1%
69,100	BOC Aviation Ltd,144A, (2)	399,982
87,765	Howden Joinery Group PLC, (2)	560,069
22,800	Nishio Rent All Co Ltd, (2)	434,176
50,600	Russel Metals Inc	677,714
10,600	Toromont Industries Ltd	577,858
	Total Trading Companies & Distributors	2,649,799
	Transportation Infrastructure – 1.0%
700,000	Yuexiu Transport Infrastructure Ltd, (2)	444,737
	Total Long-Term Investments (cost $41,428,355)	42,932,680

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 1.2%
	REPURCHASE AGREEMENTS – 1.2%
$ 514	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $514,021, collateralized by $389,900 U.S. Treasury Bonds, 2.750%, due 8/15/42, value $524,370	0.000%	8/03/20	$ 514,021
	Total Short-Term Investments (cost $514,021)			514,021
	Total Investments (cost $41,942,376) – 99.8%			43,446,701
	Other Assets Less Liabilities – 0.2%			75,036
	Net Assets – 100%			$ 43,521,737
25

Nuveen Winslow International Small Cap Fund (continued)
Portfolio of Investments    July 31, 2020
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
REIT	Real Estate Investment Trust
See accompanying notes to financial statements.
26

Nuveen Winslow Large-Cap Growth ESG Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 99.6%
	COMMON STOCKS – 99.6%
	Automobiles – 1.5%
73,650	Ferrari NV	$ 13,382,205
	Biotechnology – 1.1%
77,500	BioMarin Pharmaceutical Inc, (2)	9,285,275
	Capital Markets – 3.1%
52,650	Moody's Corp	14,810,445
31,900	MSCI Inc	11,993,762
	Total Capital Markets	26,804,207
	Chemicals – 1.1%
39,050	Linde PLC	9,571,546
	Containers & Packaging – 1.3%
151,500	Ball Corp	11,154,945
	Diversified Consumer Services – 0.7%
59,600	Bright Horizons Family Solutions Inc, (2)	6,391,504
	Equity Real Estate Investment Trust – 3.2%
50,800	American Tower Corp	13,278,612
18,510	Equinix Inc	14,539,235
	Total Equity Real Estate Investment Trust	27,817,847
	Food & Staples Retailing – 0.9%
23,300	Costco Wholesale Corp	7,584,849
	Health Care Equipment & Supplies – 1.1%
96,650	Abbott Laboratories	9,726,856
	Health Care Providers & Services – 2.9%
84,100	UnitedHealth Group Inc	25,463,798
	Health Care Technology – 1.4%
47,000	Veeva Systems Inc., Class A, (2)	12,434,790
	Hotels, Restaurants & Leisure – 1.2%
8,800	Chipotle Mexican Grill Inc, (2)	10,165,408
	Interactive Media & Services – 10.7%
17,010	Alphabet Inc., Class A, (2)	25,310,030
17,370	Alphabet Inc., Class C, (2)	25,759,015
27

Nuveen Winslow Large-Cap Growth ESG Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Interactive Media & Services (continued)
163,500	Facebook Inc., Class A, (2)	$ 41,475,045
	Total Interactive Media & Services	92,544,090
	Internet & Direct Marketing Retail – 10.9%
36,600	Alibaba Group Holding Ltd, Sponsored ADR, (2)	9,187,332
27,070	Amazon.com Inc, (2)	85,667,888
	Total Internet & Direct Marketing Retail	94,855,220
	IT Services – 13.2%
96,250	Fiserv Inc, (2)	9,604,788
82,750	Mastercard Inc., Class A	25,530,857
142,150	PayPal Holdings Inc, (2)	27,871,350
7,850	Shopify Inc., Class A, (2)	8,038,400
181,500	Visa Inc., Class A	34,557,600
30,350	Wixcom Ltd, (2)	8,816,068
	Total IT Services	114,419,063
	Life Sciences Tools & Services – 2.9%
132,000	Agilent Technologies Inc	12,715,560
81,300	IQVIA Holdings Inc, (2)	12,877,107
	Total Life Sciences Tools & Services	25,592,667
	Personal Products – 1.2%
54,000	Estee Lauder Cos Inc., Class A	10,667,160
	Pharmaceuticals – 5.9%
345,300	AstraZeneca PLC, Sponsored ADR	19,260,834
124,000	Eli Lilly and Co	18,635,960
89,100	Zoetis Inc	13,514,688
	Total Pharmaceuticals	51,411,482
	Semiconductors & Semiconductor Equipment – 3.2%
27,500	ASML Holding NV	9,727,300
42,850	NVIDIA Corp	18,193,681
	Total Semiconductors & Semiconductor Equipment	27,920,981
	Software – 23.1%
76,250	Adobe Inc, (2)	33,879,400
43,850	Atlassian Corp PLC, Class A, (2)	7,746,103
35,200	Autodesk Inc, (2)	8,322,336
71,400	Intuit Inc	21,874,818
395,750	Microsoft Corp	81,132,707
192,800	salesforce.com Inc, (2)	37,567,080
22,350	ServiceNow Inc, (2)	9,816,120
	Total Software	200,338,564
28

Shares	Description (1)	Value
	Specialty Retail – 0.9%
30,100	Home Depot Inc	$ 7,991,249
	Technology Hardware, Storage & Peripherals – 5.9%
120,500	Apple Inc	51,217,320
	Textiles, Apparel & Luxury Goods – 2.2%
192,400	NIKE Inc., Class B	18,780,164
	Total Long-Term Investments (cost $427,143,363)	865,521,190

Principal Amount (000)	Description (1)	Coupon	Maturity	Value
	SHORT-TERM INVESTMENTS – 0.5%
	REPURCHASE AGREEMENTS – 0.5%
$ 4,450	Repurchase Agreement with Fixed Income Clearing Corporation, dated 7/31/20, repurchase price $4,449,797, collateralized by $4,305,300 U.S. Treasury Notes, 0.125%, due 4/15/25, value $4,538,879	0.000%	8/03/20	$ 4,449,797
	Total Short-Term Investments (cost $4,449,797)			4,449,797
	Total Investments (cost $431,593,160) – 100.1%			869,970,987
	Other Assets Less Liabilities – (0.1)%			(1,204,410)
	Net Assets – 100%			$ 868,766,577
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.
ADR	American Depositary Receipt
See accompanying notes to financial statements.
29

Statement of Assets and Liabilities
July 31, 2020
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Assets
Long-term investments, at value (cost $41,428,355 and $427,143,363, respectively)	$42,932,680	$865,521,190
Short-term investments, at value (cost approximates value)	514,021	4,449,797
Cash denominated in foreign currencies (cost $8,893 and $—, respectively)	8,929	—
Receivable for:
Dividends	50,119	103,156
From Adviser	7,773	—
Reclaims	26,586	9,873
Shares sold	—	260,450
Other assets	36,405	132,693
Total assets	43,576,513	870,477,159
Liabilities
Payable for shares redeemed	—	741,769
Accrued expenses:
Custodian fees	18,649	26,934
Management fees	—	316,810
Professional fees	25,602	27,232
Shareholder reporting expenses	6,079	27,566
Shareholder servicing agent fees	3,663	470,298
Trustees fees	412	83,430
12b-1 distribution and service fees	117	13,056
Other	254	3,487
Total liabilities	54,776	1,710,582
Net assets	$43,521,737	$868,766,577

See accompanying notes to financial statements.
30

Statement of Assets and Liabilities (continued)
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Class A Shares
Net assets	$ 459,147	$ 35,663,174
Shares outstanding	23,184	762,328
Net asset value ("NAV") per share	$ 19.80	$ 46.78
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 21.01	$ 49.63
Class C Shares
Net assets	$ 24,506	$ 7,154,210
Shares outstanding	1,250	181,095
NAV and offering price per share	$ 19.60	$ 39.51
Class R3 Shares
Net assets	$ —	$ 512,552
Shares outstanding	—	11,555
NAV and offering price per share	$ —	$ 44.36
Class R6 Shares
Net assets	$31,637,089	$ 92,219,629
Shares outstanding	1,594,669	1,855,363
NAV and offering price per share	$ 19.84	$ 49.70
Class I Shares
Net assets	$11,400,995	$733,217,012
Shares outstanding	575,040	15,013,898
NAV and offering price per share	$ 19.83	$ 48.84
Fund level net assets consist of:
Capital paid-in	$44,558,259	$409,862,643
Total distributable earnings	(1,036,522)	458,903,934
Fund level net assets	$43,521,737	$868,766,577
Authorized shares - per class	Unlimited	Unlimited
Par value per share	$ 0.01	$ 0.01
See accompanying notes to financial statements.
31

Statement of Operations
Year Ended July 31, 2020
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Dividends	$ 1,045,659	$ 5,382,045
Foreign tax withheld on dividend income	(108,978)	(9,647)
Investment Income	$ 936,681	$ 5,372,398
Expenses
Management fees	370,078	5,068,460
12b-1 service fees - Class A Shares	1,113	61,116
12b-1 distribution and service fees - Class C Shares	246	43,517
12b-1 distribution and service fees - Class R3 Shares	—	2,004
Shareholder servicing agent fees	6,076	1,354,011
Custodian fees	72,030	92,391
Professional fees	49,182	148,846
Trustees fees	1,170	20,618
Shareholder reporting expenses	17,949	40,165
Federal and state registration fees	64,718	96,754
Other	6,385	21,237
Total expenses before fee waiver/expense reimbursement	588,947	6,949,119
Fee waiver/expense reimbursement	(192,767)	(1,629,329)
Net expenses	396,180	5,319,790
Net investment income (loss)	540,501	52,608
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(1,707,611)	41,959,410
Change in net unrealized appreciation (depreciation) of investments and foreign currency	581,755	145,449,624
Net realized and unrealized gain (loss)	(1,125,856)	187,409,034
Net increase (decrease) in net assets from operations	$ (585,355)	$187,461,642
See accompanying notes to financial statements.
32

Statement of Changes in Net Assets
	Winslow International Small Cap		Winslow Large-Cap Growth ESG
	Year Ended 7/31/20	Year Ended 7/31/19	Year Ended 7/31/20	Year Ended 7/31/19
Operations
Net investment income (loss)	$ 540,501	$ 736,769	$ 52,608	$ 450,171
Net realized gain (loss) from investments and foreign currency	(1,707,611)	(799,708)	41,959,410	58,725,193
Change in net unrealized appreciation (depreciation) of investments and foreign currency	581,755	959,770	145,449,624	10,916,331
Net increase (decrease) in net assets from operations	(585,355)	896,831	187,461,642	70,091,695
Distributions to Shareholders
Dividends:
Class A Shares	(10,039)	(1,031)	(1,890,108)	(2,621,671)
Class C Shares	(364)	—	(376,254)	(327,902)
Class R3 Shares	—	—	(34,223)	(76,986)
Class R6 Shares	(796,514)	(159,677)	(7,434,275)	(13,388,301)
Class I Shares	(265,418)	(34,810)	(51,356,225)	(72,679,657)
Decrease in net assets from distributions to shareholders	(1,072,335)	(195,518)	(61,091,085)	(89,094,517)
Fund Share Transactions
Proceeds from sale of shares	2,000,239	36,918,123	237,092,114	218,329,035
Proceeds from shares issued to shareholders due to reinvestment of distributions	284,669	32,533	60,079,316	86,985,819
	2,284,908	36,950,656	297,171,430	305,314,854
Cost of shares redeemed	(790,596)	(1,437,248)	(290,796,500)	(257,909,671)
Net increase (decrease) in net assets from Fund share transactions	1,494,312	35,513,408	6,374,930	47,405,183
Net increase (decrease) in net assets	(163,378)	36,214,721	132,745,487	28,402,361
Net assets at the beginning of period	43,685,115	7,470,394	736,021,090	707,618,729
Net assets at the end of period	$43,521,737	$43,685,115	$ 868,766,577	$ 736,021,090
See accompanying notes to financial statements.
33

Financial Highlights
Winslow International Small Cap
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/17)
2020	$20.48	$0.19	$(0.42)	$(0.23)	$(0.45)	$ —	$(0.45)	$19.80
2019	20.17	0.34	0.02	0.36	(0.05)	—	(0.05)	20.48
2018(e)	20.00	0.23	(0.06)	0.17	—	—	—	20.17
Class C (12/17)
2020	20.28	0.04	(0.43)	(0.39)	(0.29)	—	(0.29)	19.60
2019	20.07	0.17	0.04	0.21	—	—	—	20.28
2018(e)	20.00	0.08	(0.01)	0.07	—	—	—	20.07
Class R6 (12/17)
2020	20.50	0.25	(0.41)	(0.16)	(0.50)	—	(0.50)	19.84
2019	20.20	0.41	(0.01)	0.40	(0.10)	—	(0.10)	20.50
2018(e)	20.00	0.21	(0.01)	0.20	—	—	—	20.20
Class I (12/17)
2020	20.50	0.25	(0.42)	(0.17)	(0.50)	—	(0.50)	19.83
2019	20.20	0.42	(0.02)	0.40	(0.10)	—	(0.10)	20.50
2018(e)	20.00	0.24	(0.04)	0.20	—	—	—	20.20
34

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(1.35)%	$ 459	1.64%	0.52%	1.20%	0.97%	43%
1.83	471	1.73	1.18	1.20	1.72	26
0.85	234	4.49*	(1.47)*	1.20*	1.82*	44

(2.07)	25	2.39	(0.23)	1.94	0.22	43
1.05	25	2.49	0.35	1.95	0.88	26
0.35	25	5.12*	(2.54)*	1.95*	0.63*	44

(1.01)	31,637	1.35	0.81	0.90	1.26	43
2.07	32,539	1.45	1.58	0.92	2.11	26
1.00	2,076	4.19*	(1.61)*	0.94*	1.64*	44

(1.07)	11,401	1.39	0.80	0.95	1.24	43
2.07	10,649	1.48	1.61	0.95	2.14	26
1.00	5,135	4.47*	(1.63)*	0.95*	1.89*	44
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the period December 18, 2017 (commencement of operations) through July 31, 2018.
*	Annualized.
See accompanying notes to financial statements.
35

Financial Highlights (continued)
Winslow Large-Cap Growth ESG
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (05/09)
2020	$39.94	$(0.11)	$10.46	$10.35	$ —	$(3.51)	$(3.51)	$46.78
2019	43.15	(0.08)	3.11	3.03	—	(6.24)	(6.24)	39.94
2018	40.73	(0.10)	9.57	9.47	—	(7.05)	(7.05)	43.15
2017	40.08	(0.04)	6.49	6.45	—	(5.80)	(5.80)	40.73
2016	47.26	(0.08)	(0.93)	(1.01)	—	(6.17)	(6.17)	40.08
Class C (05/09)
2020	34.50	(0.35)	8.87	8.52	—	(3.51)	(3.51)	39.51
2019	38.48	(0.32)	2.58	2.26	—	(6.24)	(6.24)	34.50
2018	37.27	(0.37)	8.63	8.26	—	(7.05)	(7.05)	38.48
2017	37.42	(0.31)	5.96	5.65	—	(5.80)	(5.80)	37.27
2016	44.86	(0.36)	(0.91)	(1.27)	—	(6.17)	(6.17)	37.42
Class R3 (05/09)
2020	38.14	(0.18)	9.91	9.73	—	(3.51)	(3.51)	44.36
2019	41.61	(0.17)	2.94	2.77	—	(6.24)	(6.24)	38.14
2018	39.60	(0.20)	9.26	9.06	—	(7.05)	(7.05)	41.61
2017	39.22	(0.14)	6.32	6.18	—	(5.80)	(5.80)	39.60
2016	46.49	(0.18)	(0.92)	(1.10)	—	(6.17)	(6.17)	39.22
Class R6 (03/13)
2020	42.14	0.09	11.09	11.18	(0.11)	(3.51)	(3.62)	49.70
2019	45.00	0.09	3.31	3.40	(0.02)	(6.24)	(6.26)	42.14
2018	42.12	0.08	9.94	10.02	(0.09)	(7.05)	(7.14)	45.00
2017	41.11	0.11	6.73	6.84	(0.03)	(5.80)	(5.83)	42.12
2016	48.15	0.09	(0.96)	(0.87)	( —)**	(6.17)	(6.17)	41.11
Class I (05/09)
2020	41.48	—	10.90	10.90	(0.03)	(3.51)	(3.54)	48.84
2019	44.47	0.02	3.25	3.27	(0.02)	(6.24)	(6.26)	41.48
2018	41.76	—*	9.85	9.85	(0.09)	(7.05)	(7.14)	44.47
2017	40.88	0.05	6.66	6.71	(0.03)	(5.80)	(5.83)	41.76
2016	47.98	0.02	(0.95)	(0.93)	( —)**	(6.17)	(6.17)	40.88
36

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

27.68%	$ 35,663	1.20%	(0.49)%	0.98%	(0.27)%	59%
10.59	20,564	1.16	(0.37)	0.98	(0.19)	70
25.97	17,709	1.18	(0.44)	0.98	(0.24)	56
19.08	17,526	1.16	(0.29)	0.98	(0.12)	65
(2.08)	21,065	1.15	(0.37)	0.98	(0.21)	88

26.72	7,154	1.95	(1.25)	1.73	(1.03)	59
9.78	3,256	1.90	(1.14)	1.73	(0.96)	70
25.01	1,460	1.93	(1.18)	1.73	(0.99)	56
18.21	1,557	1.91	(1.04)	1.73	(0.87)	65
(2.82)	1,852	1.89	(1.11)	1.73	(0.95)	88

27.38	513	1.45	(0.70)	1.23	(0.48)	59
10.33	600	1.41	(0.62)	1.23	(0.44)	70
25.62	510	1.43	(0.69)	1.23	(0.49)	56
18.78	474	1.41	(0.55)	1.23	(0.38)	65
(2.31)	2,276	1.40	(0.61)	1.23	(0.45)	88

28.27	92,220	0.74	—***	0.52	0.22	59
11.07	97,922	0.74	0.03	0.57	0.21	70
26.50	81,125	0.75	(0.02)	0.55	0.18	56
19.59	63,065	0.74	0.11	0.57	0.29	65
(1.69)	48,757	0.74	0.05	0.58	0.21	88

28.02	733,217	0.95	(0.22)	0.73	—***	59
10.88	613,680	0.91	(0.12)	0.73	0.06	70
26.27	606,814	0.93	(0.19)	0.73	—***	56
19.39	584,995	0.91	(0.04)	0.73	0.13	65
(1.83)	707,304	0.89	(0.11)	0.73	0.05	88

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, when applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
*	Rounds to less than $.01 per share.
**	Rounds to more than $(.01) per share.
***	Rounds to less than 0.01%.
See accompanying notes to financial statements.
37

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Trust is comprised of Nuveen Winslow International Small Cap Fund ("Winslow International Small Cap") and Nuveen Winslow Large-Cap Growth ESG Fund ("Winslow Large-Cap Growth ESG") (formerly known as Nuveen Winslow Large-Cap Fund) (each a “Fund” and collectively the "Funds"), as diversified funds, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Funds is July 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2020 (the "current fiscal period").
Investment Adviser and Sub-Adviser
The Funds' investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Funds, oversees the management of the Funds' portfolios, manages the Funds' business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into sub-advisory agreements with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolios of the Funds.
Fund Mergers
During May 2020, the Funds’ Board of Trustees (the "Board") approved the merger of Nuveen Large Cap Growth Bond Fund (the “Target Fund”) into Winslow Large-Cap Growth ESG (the “Acquiring Fund”) (the “Reorganization”). In order for the Reorganization to occur, it must be approved by shareholders of the Target Fund.
Upon the closing of the Reorganization, the Target Fund will transfer its assets to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Target Fund. The Target Fund will then be liquidated, dissolved and terminated in accordance with its Declaration of Trust. Shareholders of its Target Fund will become shareholders of the Acquiring Fund. Each Target Fund shareholder will receive shares of the Acquiring Fund, the aggregate NAV of which is equal to the aggregate NAV of the shares of the Target Fund held immediately prior to the Reorganization (including for this purpose fractional Acquiring Fund shares to which shareholders would be entitled).
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R3, R6 and I Shares are sold without an upfront sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Funds’ normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. Each Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services  –  Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Funds.
38

Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
Foreign currency transactions and translation
The books and records of the Funds are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at each prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with(i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, Winslow International Small Cap's investments in non-U.S. securities were as follows:
Winslow International Small Cap	Value	% of Net Assets
Country:
Japan	$11,898,247	27.3%
United Kingdom	7,053,689	16.2
Canada	3,611,223	8.3
Australia	3,433,499	7.9
Germany	2,220,838	5.1
Finland	1,534,152	3.5
Italy	1,516,543	3.5
Sweden	1,314,897	3.0
Denmark	1,258,237	2.9
France	1,248,310	2.9
Other	7,439,908	17.1
Total non-U.S. securities	$42,529,543	97.7%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Non-cash dividends received in the form of stock, if any, are recognized on the ex-dividend date and recorded at fair value. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.
39

Notes to Financial Statements (continued)
Multiclass Operations and Allocations
Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.
Netting Agreements
In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.
The Funds' investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Funds' financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Funds may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Funds' financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Funds' investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR con-
40

version ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund’s NAV is determined, or if under the Fund’s procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service ("pricing service") is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:
Winslow International Small Cap	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$4,884,808	$38,047,872**	$ —	$42,932,680
Short-Term Investments:
Repurchase Agreements	—	514,021	—	514,021
Total	$4,884,808	$38,561,893	$ —	$43,446,701

Winslow Large-Cap Growth ESG	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$865,521,190	$ —	$ —	$865,521,190
Short-Term Investments:
Repurchase Agreements	—	4,449,797	—	4,449,797
Total	$865,521,190	$4,449,797	$ —	$869,970,987

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Repurchase Agreements
In connection with transactions in repurchase agreements, it is each Fund's policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.
41

Notes to Financial Statements (continued)
The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.
Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Winslow International Small Cap	Fixed Income Clearing Corporation	$ 514,021	$ (514,021)	$ —
Winslow Large-Cap Growth ESG	Fixed Income Clearing Corporation	4,449,797	(4,449,797)	—
* As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.
Investment Transactions
Long-term purchases and sales during the current fiscal period were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Purchases	$19,965,350	$440,366,399
Sales	18,176,907	493,977,456
Investments in Derivatives
Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Funds are authorized to invest in derivative instruments, and may do so in the future, they did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
42

5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal period were as follows:
	Year Ended 7/31/20		Year Ended 7/31/19
Winslow International Small Cap	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,109	$ 61,101	18,644	$ 374,200
Class C	—	—	—	—
Class R6	7,314	149,577	1,484,101	30,207,155
Class I	82,812	1,789,561	329,213	6,336,768
Shares issued to shareholders due to reinvestment of distributions:
Class A	431	9,480	55	967
Class C	—	—	—	—
Class R6	473	10,394	83	1,448
Class I	12,053	264,795	1,716	30,118
	106,192	2,284,908	1,833,812	36,950,656
Shares redeemed:
Class A	(3,361)	(69,981)	(7,293)	(141,620)
Class C	—	—	—	—
Class R6	(98)	(1,975)	—	—
Class I	(39,353)	(718,640)	(65,664)	(1,295,628)
	(42,812)	(790,596)	(72,957)	(1,437,248)
Net increase (decrease)	63,380	$1,494,312	1,760,855	$35,513,408

	Year Ended 7/31/20		Year Ended 7/31/19
Winslow Large-Cap Growth ESG	Shares	Amount	Shares	Amount
Shares sold:
Class A	420,371	$ 16,709,848	218,741	$ 8,171,276
Class C	119,628	4,050,029	65,494	2,202,244
Class R3	1,705	68,663	3,246	117,519
Class R6	1,215,585	51,246,868	1,144,831	49,725,448
Class I	3,867,093	165,016,706	4,038,706	158,112,548
Shares issued to shareholders due to reinvestment of distributions:
Class A	29,061	1,122,908	33,352	1,071,279
Class C	11,289	370,046	11,527	321,262
Class R3	933	34,223	2,507	76,986
Class R6	181,143	7,434,275	395,889	13,388,300
Class I	1,268,301	51,117,864	2,164,167	72,127,992
	7,115,109	297,171,430	8,078,460	305,314,854
Shares redeemed:
Class A	(201,914)	(7,994,507)	(147,663)	(5,735,930)
Class C	(44,197)	(1,483,820)	(20,590)	(675,443)
Class R3	(6,806)	(248,992)	(2,297)	(79,355)
Class R6	(1,864,926)	(77,384,574)	(1,019,940)	(42,679,302)
Class I	(4,915,092)	(203,684,607)	(5,054,788)	(208,739,641)
	(7,032,935)	(290,796,500)	(6,245,278)	(257,909,671)
Net increase (decrease)	82,174	$ 6,374,930	1,833,182	$ 47,405,183
6.  Income Tax Information
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are
43

Notes to Financial Statements (continued)
permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.
The table below presents the cost and unrealized appreciation (depreciation) of each Fund's investment portfolio, as determined on a federal income tax basis, as of July 31, 2020:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Tax cost of investments	$42,297,131	$433,430,863
Gross unrealized:
Appreciation	$ 5,462,179	$439,921,808
Depreciation	(4,312,609)	(3,381,684)
Net unrealized appreciation (depreciation) of investments	$ 1,149,570	$436,540,124
Permanent differences, primarily due to tax equalization, distribution reallocations, investments in passive foreign investment companies and foreign currency transactions, resulted in reclassifications among the Funds' components of net assets as of July 31, 2020, the Funds' tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Funds' tax year end, were as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Undistributed net ordinary income[1]	$365,087	$ —
Undistributed net long-term capital gains	—	31,817,155

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
The tax character of distributions paid during the Funds’ tax years ended July 31, 2020 and July 31, 2019 was designated for purposes of the dividends paid deduction as follows:
2020	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$1,072,335	$ 1,306,895
Distributions from net long-term capital gains	—	59,784,190

2019	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Distributions from net ordinary income[1]	$195,518	$ 3,276,244
Distributions from net long-term capital gains	—	85,818,273

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.
Winslow International Small Cap
Not subject to expiration:
Short-term	$1,360,324
Long-term	1,193,298
Total	$2,553,622
The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer losses as follows:
44

Winslow Large-Cap Growth ESG
Post-October capital losses[2]	$9,277,962
Late-year ordinary losses[3]	175,383

[2]	Capital losses incurred from November 1, 2019 through July 31, 2020, the Funds' tax year end.
[3]	Ordinary losses incurred from January 1, 2020 through July 31, 2020 and/or specified losses incurred from November 1, 2019 through July 31, 2020.
7.  Management Fees and Other Transactions with Affiliates
Management Fees
Each Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.
Each Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:
Average Daily Net Assets	Winslow International Small Cap	Winslow Large-Cap Growth ESG
For the first $125 million	0.7000%	0.5500%
For the next $125 million	0.6875	0.5375
For the next $250 million	0.6750	0.5250
For the next $500 million	0.6625	0.5125
For the next $1 billion	0.6500	0.5000
For the next $3 billion	0.6250	0.4750
For the next $2.5 billion	0.6000	0.4500
For the next $2.5 billion	0.5875	0.4375
For net assets over $10 billion	0.5750	0.4250
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*     The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2020, the complex-level fee rate for each Fund was 0.1578%.
The Adviser has agreed to waive fees and/or reimburse expenses (“Expense Cap”) of each Fund so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing
45

Notes to Financial Statements (continued)
of portfolio securities and extraordinary expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual Fund operating expense for the Class R6 Shares will be less than the expense limitation. The temporary expense limitations may be terminated or modified prior to expiration date only with the approval of the Board. The expense limitations in effect thereafter may be terminated or modified only with the approval of shareholders of the Funds.
Fund	Temporary Expense Cap	Temporary Expense Cap Expiration Date	Permanent Expense Cap
Winslow International Small Cap	0.99%	July 31, 2022	1.00%
Winslow Large-Cap Growth ESG	0.77%	July 31, 2022	1.25%
Distribution and Service Fees
Each Fund has adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R3 Shares incur a 0.25% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Funds and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
During the current fiscal period, the Distributor, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Sales charges collected (Unaudited)	$ —	$134,369
Paid to financial intermediaries (Unaudited)	—	121,030
The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
Commission advances (Unaudited)	$ —	$34,036
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
12b-1 fees retained (Unaudited)	$247	$11,206
The remaining 12b-1 fees charged to each Fund were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.
The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
CDSC retained (Unaudited)	$ —	$9,770
As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:
46

Winslow International Small Cap
TIAA owned shares	72%
8.  Borrowing Arrangements
Committed Line of Credit
The Funds, along with certain other funds managed by the Adviser (“Participating Funds”), have established a 364-day, $2.405 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. Each Participating Fund is allocated a designated proportion of the facility’s capacity (and its associated costs, as described below) based upon a multi-factor assessment of the likelihood and frequency of its need to draw on the facility, the size of the Fund and its anticipated draws, and the potentia limportance of such draws to the operations and well-being of the Fund, relative to those of the other Funds. A Fund may effect draws on the facility in excess of its designated capacity if and to the extent that other Participating Funds have undrawn capacity. The credit facility expires in June 2021 unless extended or renewed.
The credit facility has the following terms: a 0.10% upfront fee, 0.15% per annum on unused commitment amounts and a drawn interest rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% (1.00% prior to June 24, 2020) per annum or (b) the Fed Funds rate plus 1.25% (1.00% prior to June 24, 2020) per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.
During the current fiscal period, none of the Funds utilized this facility.
47

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: Winslow International Small Cap Fund paid qualifying foreign taxes of $93,072 and earned $1,040,192 of foreign source income, during the fiscal year ended July 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, Winslow International Small Cap hereby designates $0.04 per share as foreign taxes paid and $0.47 per share as income earned from foreign sources, for the fiscal year ended July 31, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Long-Term Capital Gain Distributions: The following Fund hereby designates as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended July 31, 2020:
Winslow Large-Cap Growth ESG
Long-term capital gain dividends	$63,847,853
Distribution Information: The Funds hereby designate their percentages of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and their percentages of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
	Winslow International Small Cap	Winslow Large-Cap Growth ESG
% of QDI	90.3%	100.0%
% of DRD	0.0%	100.0%
Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
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Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
49

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
Lipper International Small/Mid-Cap Classification Average: Represents the average annualized returns for all reporting funds in the Lipper International Small/Mid-Cap Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
Lipper Large-Cap Growth Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Large-Cap Growth Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.
MSCI World ex USA Small Cap Index: A free-float adjusted market capitalization-weighted index that is designed to measure the equity market performance of smaller capital stocks in developed markets, excluding the U.S. market. The index returns assume reinvestment of dividends, but do not include the effects of any sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Russell 1000® Growth Index: An index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
50

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Funds, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved, for each Fund, the renewal of the management agreement (each, an “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to such Fund and the sub-advisory agreement (each, a “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to such Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of each Investment Management Agreement and Sub-Advisory Agreement on behalf of the applicable Fund on an annual basis. The Investment Management Agreements and Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
51

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the respective Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreements and the Sub-Advisory Agreements separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Funds.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
52

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of each Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreements.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement.
B. The Investment Performance of the Funds and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter, one-, three- and five-year periods ending December 31, 2019 (or for shorter periods available to the extent a Fund was not in existence during such periods). The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) as well as differences in the composition of the Performance Peer Group over time will necessarily contribute to differences in performance results and limit the value of the comparative information. To assist the Board in its review of the comparability of the relative performance, the Adviser has ranked the relevancy of the peer group to the funds as low, medium or high.
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ significantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board’s determinations with respect to each Fund are summarized below.
For Nuveen Winslow International Small Cap Fund (the “International Small Cap Fund”), the Board noted that the Fund ranked in the second quartile of its Performance Peer Group and outperformed its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the second quartile of its Performance Peer Group and outperformed its benchmark for the one-year period ended March 31, 2020. Although the Fund was relatively new with limited performance available, the Board was satisfied with the Fund’s overall performance.
For Nuveen Winslow Large-Cap Growth ESG Fund (the “Large-Cap Growth ESG Fund”), the Board noted that the Fund ranked in the third quartile of its Performance Peer Group for the one-year period ended December 31, 2019, the first quartile of its Performance Peer Group for the three-year period ended December 31, 2019 and the second quartile of its Performance Peer Group for the five-year period ended December 31, 2019. Although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended December 31, 2019, the Fund outperformed its benchmark for the three-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund ranked in the second quartile of its Performance Peer Group for the one-year period ended March 31, 2020 and the first quartile of its Performance Peer Group for the three- and five-year periods ended March 31, 2020. Although the Fund’s performance was below the performance of its benchmark for the one- and five-year periods ended March 31, 2020, the Fund outperformed its benchmark for the three-year period ended March 31, 2020. The Board recognized that the Fund implemented a strategy change incorporating environmental, social and governance factors into its strategy effective in February 2020. The Board noted that the performance data would not reflect such strategy change prior to such time. The Board was satisfied with the Fund’s overall performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they
54

were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the respective Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Funds.
The Board noted that each Fund had a net management fee and a net expense ratio that were below the respective peer averages.
Based on its review of the information provided, the Board determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that each Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Indepen-
55

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
dent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its relationships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary and permanent expense caps applicable to each Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
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Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
58

Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155
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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
62

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
63

Notes
64

Notes
65

Notes
66

Notes

67

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
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To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
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Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINSL-0720P1316929-INV-Y-09/21

Mutual Funds
31 July
2020
Nuveen Equity Funds
Fund Name
Nuveen Winslow International Large Cap Fund
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website (www.nuveen.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you have already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting the financial intermediary (such as a broker-dealer or bank) through which you hold your Fund shares or, if you are a direct investor, by enrolling at www.nuveen.com/e-reports.
You may elect to receive all future shareholder reports in paper free of charge at any time by contacting your financial intermediary or, if you are a direct investor, by calling 800-257-8787 and selecting option #1. Your election to receive reports in paper will apply to all funds held in your account with your financial intermediary or, if you are a direct investor, to all your directly held Nuveen Funds and any other directly held funds within the same group of related investment companies.
Annual Report

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Must be preceded by or accompanied by a prospectus.
NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Table
of Contents

3

Chair’s Letter to Shareholders
Dear Shareholders,
The COVID-19 crisis is taking an unprecedented toll on our health, societies, economies and financial markets. Our thoughts are with you during this time of significant disruption caused by the disease and its economic fallout. With many regions of the world suppressing the initial spread of the virus, governments and public health officials face the extraordinary challenge of balancing the resumption of economic activity with public safety. New clusters of infection emerged in the U.S. and other countries following their reopening this summer while a new school year and Northern Hemisphere flu season have added new concerns. Nevertheless, an economic recovery has gained traction, as jobs, consumer spending, manufacturing and other indicators have begun to rebound from their weakest levels. Additionally, progress toward a vaccine has been promising, while the timeline is unknown. Markets have recently taken an optimistic view, bouts of elevated volatility are likely to continue, with economic data, coronavirus infection rates and the upcoming U.S. presidential election under scrutiny.
While we do not want to understate the dampening effect on the global economy, it is important to differentiate short-term interruptions from the longer-lasting implications to the economy. Prior to the COVID-19 crisis, some areas of the global economy were showing signs of improvement after trade tensions had weighed on economic activity for much of 2019. More recently, countries that have reopened have seen marked improvement in some near-term economic indicators. Central banks and governments around the world have announced economic stimulus measures and pledged to continue doing what it takes to support their economies. In the U.S., the Federal Reserve has cut its benchmark interest rate to near zero and introduced similar programs that helped revive the U.S. economy after the 2008 financial crisis. The U.S. Government has approved three relief packages, including a $2 trillion-dollar package directly supporting businesses and individuals. The Coronavirus Aid, Relief and Economic Security Act, called the CARES Act, has provided direct payments and expanded unemployment benefits to individuals, loans and grants to small businesses, loans and other money to large corporations and funding for hospitals, public health, education and state and local governments. In the European Union, the European Central Bank recently increased the size of its Pandemic Emergency Purchase Program, known as PEPP, to $1.6 trillion from $878 billion and extended its duration to June 2021.
In the meantime, patience and a long-term perspective are key for investors. When market fluctuations are the leading headlines day after day, it’s tempting to “do something.” However, your long-term goals can’t be met with short-term thinking. We encourage you to talk to your financial professional, who can review your time horizon, risk tolerance and investment goals. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.
Sincerely,
Terence J. Toth
Chair of the Board
September 22, 2020

4

Portfolio Managers’
Comments
Nuveen Winslow International Large Cap Fund
The Nuveen Winslow International Large Cap Fund features portfolio management by Winslow Capital Management, LLC (Winslow Capital), an affiliate of Nuveen, LLC. The Fund’s portfolio is managed by Adam J. Kuhlmann and Dean G. DuMonthier, CFA.
Here they discuss the U.S. economy, domestic and global markets, their management strategies and the performance of the Fund during the twelve-month reporting period ended July 31, 2020.
What factors affected the U.S. economy and domestic and global markets during the twelve-month reporting period ended July 31, 2020?
The longest economic expansion in U.S. history came to an abrupt halt in early 2020 amid the COVID-19 coronavirus pandemic. To slow the spread of the virus, large portions of the economy were shut down, with companies closing either temporarily or permanently and most of the U.S. population under stay-at-home orders during March and April 2020. A phased reopening began toward the end of May 2020, but the disruption to the economy has been swift and severe. In June 2020, the National Bureau of Economic Research announced that the economic expansion that began in June 2009 officially ended in February 2020, marking the start of a recession (a several months’ long contraction across the broad economy). As expected, the U.S. economy suffered a sharp contraction in the second quarter of 2020, with gross domestic product (GDP) down 32.9% on an annualized basis according to the Bureau of Economic Analysis “advance” estimate. GDP measures the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes. In the second quarter, steep declines in consumer spending, business investment and exports weighed on economic activity, offsetting increased government spending. By comparison, the annualized GDP growth rate shrank 5% in the first quarter of 2020, after expanding 2.4% in the fourth quarter of 2019 and 2.2% in 2019 overall.
Consumer spending, the largest driver of the economy, was well supported earlier in this reporting period by low unemployment, wage gains and tax cuts. However, the COVID-19 crisis containment measures drove a significant drop in consumer spending and a sharp rise in unemployment starting in March 2020. The Bureau of Labor Statistics said the unemployment rate rose to 10.2% in July 2020 from 3.7% in July 2019. The economy added 1.8 million jobs in July, but non-farm employment remained 12.9 million below the February 2020 level. The average hourly earnings rate appeared to soar, growing at an annualized rate of 4.8% in July 2020, despite the spike in unemployment. Earnings data were skewed by the concentration of job losses in lower-wage work, which effectively eliminated most of the low-wage data, resulting in an average of mostly higher numbers. The overall trend of inflation weakened considerably, which was attributed to large decreases in gasoline, apparel, air travel and lodging prices offsetting an increase in food prices. The Bureau of Labor Statistics said the Consumer Price Index (CPI) increased 1.0% over the twelve-month reporting period ended July 31, 2020 before seasonal adjustment.
Low mortgage rates and low inventory drove home prices moderately higher in this reporting period, although the period measured only partially reflects the shutdown. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, was up 4.3% year-over-year in June 2020 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 2.8% and 3.5%, respectively.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy, sell or hold a security or an investment strategy, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.
Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.
Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.
5

Portfolio Managers’ Comments (continued)
With economic momentum slowing in 2019 from 2018’s stronger pace, the U.S. Federal Reserve (Fed) cut its benchmark interest rate by 0.25% at each of the July 2019, September 2019 and October 2019 policy committee meetings. Markets registered disappointment with the Fed’s explanation that the rate cuts were a “mid-cycle adjustment,” rather than a prolonged easing period, and its signal that there would be no additional rate cuts in 2019. Also in the latter half of 2019, the Fed announced it would stop shrinking its bond portfolio sooner than scheduled, as well as began buying short-term Treasury bills to help money markets operate smoothly and maintain short-term borrowing rates at low levels. Fed Chairman Powell emphasized that the Treasury bill purchases were not a form of quantitative easing. The Fed continued its Treasury bill buying in January 2020, as well as left its benchmark interest rate unchanged, while noting the emerging COVID-19 risks.
As the outbreak spread to the U.S. and significant restrictions on social and economic activity were imposed starting in March 2020, the Fed enacted an array of emergency measures to stabilize the financial system and support the markets, including cutting its main interest rate to near zero, offering lending programs to aid small and large companies and allowing unlimited bond purchases, known as quantitative easing. There were no policy changes at the Fed’s April, June and July 2020 meetings, where Chairman Powell reiterated a commitment to keep rates near zero until the economy recovers and continued to issue a cautious outlook for the U.S. economy. Also at the July meeting, the Fed extended some of its pandemic funding facilities by another three months to December 2020.
Meanwhile, the U.S. government approved three aid packages, totaling more than $100 billion in funding to health agencies and employers offering paid leave and $2 trillion allocated across direct payments to Americans, an expansion of unemployment insurance, loans to large and small businesses, funding to hospitals and health agencies and support to state and local governments.
While trade and tariff policy drove market sentiment for most of the twelve-month reporting period, the outbreak of the novel coronavirus and its associated disease COVID-19 rapidly dwarfed all other market concerns starting in late February 2020. Equity and commodity markets sold-off and safe-haven assets rallied in March 2020 as China, other countries and then the United States initiated quarantines, restricted travel and shuttered factories and businesses. The potential economic shock was particularly difficult to assess, which amplified market volatility. An ill-timed oil price war between the Organization of the Petroleum Exporting Countries (OPEC) and non-OPEC member Russia, which caused oil prices to plunge in March 2020, exacerbated the market sell-off.
Outside the U.S., many countries implemented lockdowns and restrictions on business activity to reduce infection rates, with a deep impact to their economies. Pandemic responses included central bank monetary easing and quantitative easing, fiscal relief programs, the loosening of fiscal rules and, in the case of emerging markets, emergency financing and debt relief from bilateral creditors and international organizations such as the International Monetary Fund and World Bank. The U.K. formally exited the European Union (EU) at the end of January 2020, triggering the one-year transition period, but Brexit talks were temporarily paused during the virus lockdown. When negotiations resumed, the U.K. continued to indicate it would not seek an extension. Italy’s prime minister unexpectedly resigned in August 2019, and the newly formed coalition government appeared to take a less antagonistic stance towards the EU. To help relieve the COVID-19 crisis impact on Italy and other more indebted Southern European countries, the European Commission proposed a €750 billion aid program to be funded by all member states, which was unanimously approved in July 2020. In Asia, northern countries were among the first to successfully reduce infection rates and relax COVID-19 crisis restrictions, but pockets of the disease re-emerged. The widespread anti-government protests roiling Hong Kong throughout 2019 had dissipated amid the lockdown, but tensions flared in late May 2020 when China unexpectedly announced a national security law perceived as a threat to Hong Kong’s sovereignty. India took stringent lockdown steps in March 2020 but still saw a rapid increase in cases. Latin American countries entered the health crisis in already weakened positions, with high government debt and widespread civil unrest. Venezuela’s economic and political crisis continued to deepen. Argentina surprised the market with the return of a less market-friendly administration but continued to pursue a restructuring of its debt. Brazil’s Bolsonaro administration achieved a legislative win on pension reform but had not fully delivered on reviving economic growth. As COVID-19 spread to Latin America, the inconsistent government responses, reduced testing capabilities, weaker health care systems, food shortages and public protests contributed to accelerating infection and death rates.
Prior to the COVID-19 crisis, global markets had become more bullish on the outlook for 2020 as trade policy and Brexit appeared to make progress at the end of 2019. The U.S. and China agreed on a partial trade deal, which included rolling back some tariffs, increasing China’s purchases of U.S. agriculture products and the consideration of intellectual property, technology and financial services
6

rights. The “phase one” deal was signed on January 15, 2020. While much of the focus remained on the U.S.-China relationship, trade spats between the U.S. and Mexico, the EU, Brazil and Argentina also arose throughout the reporting period. In January 2020, the U.S. Congress fully approved the U.S., Mexico and Canada Agreement (USMCA), which replaces the North American Free Trade Agreement. With more clarity on trade deals, the trade-related deterioration in global manufacturing and export data was expected to improve. However, the COVID-19 crisis has since upended those assumptions. Furthermore, tensions between the U.S. and China escalated amid the COVID-19 crisis, with both sides stoking resentment about the management of the health crisis, Hong Kong’s sovereignty, trade policy and technology issues.
The MSCI World ex USA Index depreciated 1.7% during the reporting period, after having declined by more than 23% at one point within the reporting period. From a regional perspective, Europe Non-Eurozone outperformed given its more defensive characteristics along with Canada as the materials exposure drove the regional performance. The United Kingdom lagged as Brexit uncertainty continues to weigh on investor’s minds as well as the fact that the COVID-19 crisis impacted the region a bit more severely. While regional performance varied, the sector impacts during the reporting period were very pronounced. Information technology led the sector performance given secular drivers like the 5G rollout and the increase in online activity as a result of the COVID-19 crisis. The health care and utilities sectors also performed well, while the energy, real estate and financials sectors lagged as they reflected the impacts of the COVID-19 crisis.
How did the Fund perform during the twelve-month reporting period ended July 31, 2020?
The table in the Fund Performance and Expense Ratios section of this report also provides total returns for the Nuveen Winslow International Large Cap Fund from its one-year and since inception periods ended July 31, 2020. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). During the twelve-month reporting period, the Fund’s Class A Shares at NAV underperformed the MSCI World Index ex USA Index.
What strategies were used to manage the Fund during the twelve-month reporting period ended July 31, 2020 and how did these strategies influence performance?
The Fund is designed to provide the potential for long-term capital appreciation. We seek to achieve this by investing a substantial portion of the Fund’s assets in equity securities of large-capitalization companies, which are companies having a market capitalization in excess of $4 billion at the time of purchase, and invests at least 80% of its net assets in securities of non-U.S. companies. The Fund may invest up to 15% of its net assets in equity securities of companies located in emerging market countries.
We seek to invest in companies with improving fundamental profiles as well as sustainable, above-average earnings growth, high or rising returns on invested capital and reasonable relative valuations. In selecting securities, we initially narrow the investable universe using a quantitative screen that evaluates and ranks equity securities within regional peer groups. We conduct a regular review of the remaining securities’ fundamental characteristics, including revenue and earnings growth, positive earnings revisions, earnings consistency, high or improving returns on invested capital and free cash flow, reasonable financial leverage and attractive relative valuation, to further narrow the list of investable securities. Finally, we conduct a qualitative fundamental review of the remaining securities in order to select securities for the Fund’s portfolio.
The Fund will sell an equity security for any of the following reasons: the company’s business fundamentals are deteriorating; there has been a decline in investor sentiment; the security has become significantly overvalued; to maintain portfolio construction and risk control guidelines; or to replace the security with that of a company with better performance potential.
During the reporting period, international equity investors spent equal time alternating between recession fears and recovery hope, twice. Early in the reporting period, European recession fears dominated as the Chinese trade wars, Brexit concerns and populist rhetoric dominated the headlines. Some level of clarity on Brexit, Chinese stimulus announcements and anticipated bottoming in economic data, drove market appreciation in the fourth quarter of calendar year 2019. After closing out 2019 with a strong rally in equities globally, the global economy was exposed to a voluntary shock in an effort to save lives and slow the spread of COVID-19. As the first
7

Portfolio Managers’ Comments (continued)
quarter 2020 progressed, COVID-19 spread globally from east to west as did the rolling blackout of economic activity resulting in recession in global GDP not seen since WWII. After significant market declines in the first quarter of 2020, the reporting period ended with a substantial rally in response to the unprecedented level of fiscal programs and monetary stimulus announced across Europe, Asia and the U.S.
The COVID-19 crisis impacted the market in a few different ways within the international equity markets. First, it served as an unprecedented shock to the economy as an accelerated, voluntary slowdown decreasing GDP levels. Second, the market needed to take into account the impacts of the unprecedented global fiscal and monetary programs announced in an effort to cushion the virus mitigation efforts on jobs and wages. Central banks and governments including the U.S., Europe and Japan announced dramatic fiscal programs and monetary stimulus prompting a dramatic reversal in the markets direction late in the reporting period. Finally, while no region was spared the impacts of the COVID-19 crisis, not all sectors were impacted equally, making sector and specific stock impacts vary dramatically. Consumer discretionary stocks were impacted, while online retailers and gaming thrived, restaurants and travel/leisure stocks were disrupted significantly. The energy and financials sectors lagged the information technology and health care sectors by extremely wide margins as a result. While the Fund was able to protect and preserve capital well during the down periods, the performance lagged the strong cyclical recovery as a few holdings related to travel and leisure were impacted negatively.
In order to manage the Fund through the volatility, we will continue to use our systematic approach to discover companies undergoing fundamental change with attractive valuations, combined with fundamental research to identify the competitive advantage and sustainability of the investment opportunity. Our proven approach to investing in international large cap markets using our investment process to discover, discern and decide supports our primary focus on building a portfolio of quality companies with improving fundamentals and high performance potential, while minimizing unintended risks.
Relative to the Index, the Fund benefited from allocations slightly overweighting in the information technology and health care sectors. An underweight position in the materials sector detracted after the sector, particularly metals & mining, appreciated during the reporting period. Stock selection within the energy, real estate and information technology sectors added value, but was offset by underperformance among industrial and consumer discretionary stocks. Finally, the Fund had a few core holdings that were severely impacted by the significant disruptions to the travel and leisure industry as a result of the COVID-19 crisis.
Individual holdings that contributed most to performance included health care sector holding Lonza Group AG. Based in Basel, Switzerland, the company engages in the manufacture of customized active pharmaceutical ingredients and biopharmaceuticals, as well as formulation services and delivery systems supply of pharmaceutical, health care and life science products. The company is in the process of spinning off its specialty ingredients division and the stock is benefiting from anticipation of the opportunity for COVID-19 treatments in its collaboration with Moderna. The Fund maintains the position. In addition, energy sector holding, Neste Oyj contributed to performance. Based in Finland, the company is the leading manufacturer of renewable diesel globally, a market that is growing strongly as mandates within the EU, U.S. and elsewhere enforce more blending with conventional diesel and countries look for ways to decarbonize their road transport. The company reported strong growth during the reporting period despite a difficult refining environment as a result of their renewable focus. The Fund maintains the position. Lastly, information technology holding, Tokyo Electron contributed to performance. Based in Japan, the company is a global leader in the development, manufacture and sale of semiconductor production equipment and industrial electronics products for flat panel display manufacturing equipment. The company’s sales benefited from increased capital spending for foundry and DRAM memory equipment with the increased product development in phones, tablets and smaller internet devices. The Fund maintains the position.
The individual holdings that detracted most from performance included the transportation sector holding Japan Airlines Co Ltd. The large Japanese airline caters to business and leisure passengers in Asia. The company’s operations have been significantly impacted as a result of the travel restriction imposed by the Japanese State of Emergency declared to battle the COVID-19 crisis. The company is cutting costs and has improved its financial liquidity profile. We anticipate travel to start to return in the second half of 2020. The Fund maintains the position. In addition, transportation sector holding West Japan Railway Co. detracted from performance. Based in Osaka, the company is Japan`s third-largest passenger railway company and also operates in real estate and retail businesses. The company’s primary customers include commuter traffic as well as inbound tourists. Railway traffic has been severely cut in the wake of the COVID-19 crisis and commuter patterns may be impacted for a prolonged period. The Fund exited the position during the reporting period. Lastly, consumer discretionary holding InterContinental Hotels Group PLC detracted from performance. Based in the U.K.,
8

the company owns and operates hotels, including InterContinental, Crowne Plaza, Hotel Indigo, Holiday Inn, Holiday Inn Express, Staybridge Suites, Candlewood Suites, EVEN Hotels, IHG Rewards Club, Kimpton and HUALUXE Hotels and Resorts. The lockdowns related to the COVID-19 crisis severely impacted travel and canceled most business and leisure gatherings. The Fund exited the position during the reporting period.
9

Risk Considerations
Nuveen Winslow International Large Cap Fund
Mutual fund investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Prices of equity securities may decline significantly over short or extended periods of time. Non-U.S. investments involve risks such as currency fluctuation, political and economic instability, lack of liquidity and differing legal and accounting standards. These risks are magnified in emerging markets. These and other risk considerations, such as currency and growth stock risks, are described in detail in the Fund’s prospectus.
10

Fund Performance and Expense Ratios
The Fund Performance and Expense Ratios for the Fund are shown within this section of the report.
Fund Performance
Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown.
Total returns for a period of less than one year are not annualized (i.e. cumulative returns). Since inception returns are shown for share classes that have less than 10-years of performance. Returns at net asset value (NAV) would be lower if the sales charge were included. Returns assume reinvestment of dividends and capital gains. For performance, current to the most recent month-end visit nuveen.com or call (800) 257-8787.
Returns do not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares.
Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information.
Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.
Comparative index and Lipper return information is provided for Class A Shares at NAV only.
Expense Ratios
The expense ratios shown are as of the Fund's most recent prospectus. The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursement, if any). The expense ratios include management fees and other fees and expenses.
11

Fund Performance and Expense Ratios (continued)
Nuveen Winslow International Large Cap Fund
Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.
Fund Performance and Expense Ratios
	Total Returns as of July 31, 2020*
		Average Annual		Expense Ratios**
	Inception Date	1-Year	Since Inception	Gross	Net
Class A Shares at NAV	12/12/18	(2.31)%	5.82%	2.68%	1.15%
Class A Shares at maximum Offering Price	12/12/18	(7.93)%	2.06%	-	-
MSCI ACWI ex USA Index	-	(1.72)%	4.65%	-	-
Class C Shares	12/12/18	(3.02)%	5.04%	3.43%	1.90%
Class R6 Shares	12/12/18	(2.08)%	6.07%	2.43%	0.90%
Class I Shares	12/12/18	(2.08)%	6.07%	2.42%	0.90%
*       Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC) of 1% if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the total returns. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.
**     The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through July 31, 2022 so that the total annual operating expenses of the Fund (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 shares are not subject to sub-transfer agent and similar fees, the total annual operating expenses for the Class R6 shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund.
Growth of an Assumed $10,000 Investment as of July 31, 2020  –  Class A Shares
The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.
12

Holding Summaries    as of July 31, 2020
This data relates to the securities held in the Fund's portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.
Nuveen Winslow International Large Cap Fund
Fund Allocation (% of net assets)
Common Stocks	98.2%
Common Stock Rights	0.1%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Top Five Common Stock Holdings (% of net assets)
Neste Oyj	2.3%
BHP Group Ltd	2.2%
Constellation Software Inc.	2.2%
Bandai Namco Holdings Inc	2.2%
Toyota Motor Corp	1.9%

Portfolio Composition (% of net assets)
Pharmaceuticals	8.4%
Banks	6.2%
Software	5.3%
Insurance	5.2%
Capital Markets	5.1%
Health Care Equipment & Supplies	5.0%
IT Services	4.8%
Oil, Gas & Consumable Fuels	3.9%
Commercial Services & Supplies	3.5%
Beverages	3.4%
Semiconductors & Semiconductor Equipment	3.3%
Chemicals	3.0%
Multi-Utilities	2.7%
Building Products	2.7%
Equity Real Estate Investment Trust	2.6%
Construction & Engineering	2.4%
Metals & Mining	2.2%
Leisure Products	2.2%
Automobiles	1.9%
Food Products	1.9%
Health Care Providers & Services	1.7%
Life Sciences Tools & Services	1.6%
Other [1]	19.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%

Country Allocation[2] (% of net assets)
Japan	17.7%
Switzerland	12.3%
Australia	11.0%
United Kingdom	9.3%
Germany	8.7%
Netherlands	6.1%
Canada	5.7%
France	5.3%
Israel	4.1%
Italy	3.8%
Other	14.3%
Other Assets Less Liabilities	1.7%
Net Assets	100%
1	See Portfolio of Investments for details on "other" Portfolio Composition.
2	Includes 1.7% (as a percentage of net assets) in emerging market countries.
13

Expense Examples
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended July 31, 2020.
The beginning of the period is February 1, 2020.
The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.
The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.
Nuveen Winslow International Large Cap Fund
	Share Class
	Class A	Class C	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$ 926.90	$ 923.34	$ 927.80	$ 927.80
Expenses Incurred During the Period	$ 5.46	$ 9.04	$ 4.27	$ 4.31
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.19	$1,015.47	$1,020.44	$1,020.39
Expenses Incurred During the Period	$ 5.72	$ 9.47	$ 4.47	$ 4.52
For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of 1.14%, 1.89%, 0.89%, and 0.90% for Classes A, C, R6, and I, respectively, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
14

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Nuveen Investment Trust II and Shareholders of
Nuveen Winslow International Large Cap Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Nuveen Winslow International Large Cap Fund (one of the Funds constituting Nuveen Investment Trust II, referred to hereafter as the "Fund") as of July 31, 2020, the related statement of operations for the year ended July 31, 2020, the statements of changes in net assets for the period December 12, 2018 (commencement of operations) through July 31, 2019 and then the year ended July 31, 2020, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of July 31, 2020, the results of operations for the year then ended, the changes in net assets for the period December 12, 2018 (commencement of operations) through July 31, 2019 and then the year ended July 31, 2020, and the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of July 31, 2020 by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Chicago, Illinois
September 25, 2020
We have served as the auditor of one or more investment companies in Nuveen Funds since 2002.
15

Nuveen Winslow International Large Cap Fund
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	LONG-TERM INVESTMENTS – 98.3%
	COMMON STOCKS – 98.2%
	Aerospace & Defense – 1.3%
11,045	BAE Systems PLC, (2)	$ 70,786
	Air Freight & Logistics – 1.6%
2,108	Deutsche Post AG, (2)	85,564
	Airlines – 0.9%
2,925	Japan Airlines Co Ltd, (2)	47,348
	Auto Components – 1.2%
639	Cie Generale des Etablissements Michelin SCA, (2)	66,179
	Automobiles – 1.9%
1,740	Toyota Motor Corp, (2)	103,293
	Banks – 6.2%
10,500	Bank Leumi Le-Israel BM, (2)	53,229
18,750	BOC Hong Kong Holdings Ltd, (2)	52,276
4,340	DBS Group Holdings Ltd, (2)	62,694
875	KBC Group NV, (2)	49,889
875	Royal Bank of Canada	60,361
3,237	Swedbank AB, (2)	52,563
	Total Banks	331,012
	Beverages – 3.4%
2,309	Coca-Cola HBC AG, (2)	60,112
3,220	Kirin Holdings Co Ltd, (2)	62,045
7,910	Treasury Wine Estates Ltd, (2)	60,731
	Total Beverages	182,888
	Building Products – 2.7%
1,815	AGC Inc/Japan, (2)	51,021
1,312	Kingspan Group PLC, (2)	94,123
	Total Building Products	145,144
	Capital Markets – 5.1%
6,155	3i Group PLC, (2)	70,847
330	Deutsche Boerse AG, (2)	60,041
550	Euronext NV,144A, (2)	63,535
870	Macquarie Group Ltd, (2)	76,457
	Total Capital Markets	270,880
16

Shares	Description (1)	Value
	Chemicals – 3.0%
436	Sika AG, (2)	$95,803
4,750	Tosoh Corp, (2)	63,755
	Total Chemicals	159,558
	Commercial Services & Supplies – 3.5%
11,510	Brambles Ltd, (2)	88,866
1,120	Secom Co Ltd, (2)	96,857
	Total Commercial Services & Supplies	185,723
	Construction & Engineering – 2.4%
2,002	ACS Actividades de Construccion y Servicios SA, (2), (3)	46,440
950	Eiffage SA, (2)	83,023
	Total Construction & Engineering	129,463
	Construction Materials – 1.0%
1,145	LafargeHolcim Ltd, (2)	54,170
	Diversified Telecommunication Services – 1.3%
1,102	Cellnex Telecom SA,144A, (2), (3)	69,354
	Electric Utilities – 1.2%
7,161	Enel SpA, (2)	65,599
	Equity Real Estate Investment Trust – 2.6%
7,720	Goodman Group, (2)	93,864
3,720	UNITE Group PLC, (2)	45,657
	Total Equity Real Estate Investment Trust	139,521
	Food & Staples Retailing – 1.3%
2,020	Alimentation Couche-Tard Inc	70,201
	Food Products – 1.9%
851	Nestle SA, (2)	101,202
	Gas Utilities – 1.0%
10,549	Snam SpA, (2)	56,157
	Health Care Equipment & Supplies – 5.0%
1,000	GN Store Nord A/S, (2)	61,495
705	Hoya Corp, (2)	69,527
3,079	Smith & Nephew PLC, (2)	60,771
75	Straumann Holding AG, (2)	74,295
	Total Health Care Equipment & Supplies	266,088
	Health Care Providers & Services – 1.7%
3,995	Sonic Healthcare Ltd, (2)	91,464
	Hotels, Restaurants & Leisure – 1.1%
3,055	Aristocrat Leisure Ltd, (2)	57,280
17

Nuveen Winslow International Large Cap Fund (continued)
Portfolio of Investments    July 31, 2020
Shares	Description (1)	Value
	Insurance – 5.2%
307	Allianz SE, (2)	$63,695
2,725	AXA SA, (2)	54,674
325	Hannover Rueck SE, (2)	54,980
145	Swiss Life Holding AG, (2)	52,989
147	Zurich Insurance Group AG, (2)	54,361
	Total Insurance	280,699
	IT Services – 4.8%
55	Adyen NV,144A, (3)	91,804
3,280	Brother Industries Ltd, (2)	51,051
775	CGI Inc, (3)	55,354
2,775	TIS Inc, (2)	59,428
	Total IT Services	257,637
	Leisure Products – 2.2%
2,100	Bandai Namco Holdings Inc, (2)	115,967
	Life Sciences Tools & Services – 1.6%
138	Lonza Group AG, (2)	86,296
	Metals & Mining – 2.2%
4,535	BHP Group Ltd, (2)	119,401
	Multiline Retail – 1.6%
3,710	Pan Pacific International Holdings Corp, (2)	84,087
	Multi-Utilities – 2.7%
5,989	Engie SA, (2)	79,781
1,782	RWE AG, (2)	67,171
	Total Multi-Utilities	146,952
	Oil, Gas & Consumable Fuels – 3.9%
13,380	BP PLC, (2)	48,456
2,632	Neste Oyj, (2)	120,892
4,796	Repsol SA, (2)	37,820
	Total Oil, Gas & Consumable Fuels	207,168
	Personal Products – 1.0%
888	Unilever PLC, (2)	52,876
	Pharmaceuticals – 8.4%
800	AstraZeneca PLC, (2)	88,384
549	Novartis AG, (2)	45,220
1,169	Novo Nordisk A/S, (2)	76,701
1,555	Recordati SpA, (2)	83,519
282	Roche Holding AG, (2)	97,673
18

Shares	Description (1)	Value
	Pharmaceuticals (continued)
1,015	Shionogi & Co Ltd, (2)	$ 60,383
	Total Pharmaceuticals	451,880
	Professional Services – 1.5%
1,005	Wolters Kluwer NV	79,152
	Real Estate Management & Development – 1.1%
10,180	Aroundtown SA, (2)	61,300
	Semiconductors & Semiconductor Equipment – 3.3%
259	ASML Holding NV, (2)	92,084
307	Tokyo Electron Ltd, (2)	84,952
	Total Semiconductors & Semiconductor Equipment	177,036
	Software – 5.3%
642	Check Point Software Technologies Ltd, (3)	80,475
100	Constellation Software Inc.	118,285
426	Nice Ltd, (2)	87,494
	Total Software	286,254
	Textiles, Apparel & Luxury Goods – 1.4%
279	adidas AG, (2)	76,942
	Trading Companies & Distributors – 0.7%
6,650	BOC Aviation Ltd,144A, (2)	38,493
	Total Common Stocks (cost $4,671,959)	5,271,014

Shares	Description (1)	Value
	COMMON STOCK RIGHTS – 0.1%
1,102	Cellnex Telecom SA	$ 4,608
	Total Common Stock Rights (cost $-)	4,608
	Total Long-Term Investments (cost $4,671,959)	5,275,622
	Other Assets Less Liabilities – 1.7%	91,918
	Net Assets – 100%	$ 5,367,540
For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.
(1)	All percentages shown in the Portfolio of Investments are based on net assets.
(2)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 3 - Investment Valuation and Fair Value Measurements for more information.
(3)	Non-income producing; issuer has not declared a dividend within the past twelve months.
144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.
See accompanying notes to financial statements.
19

Statement of Assets and Liabilities
July 31, 2020

Assets
Long-term investments, at value (cost $4,671,959)	$5,275,622
Cash	69,573
Cash denominated in foreign currencies (cost $115)	116
Receivable for:
Dividends	1,943
Investments sold	48,092
From Adviser	1,501
Reclaims	10,446
Other assets	2,651
Total assets	5,409,944
Liabilities
Accrued expenses:
Custodian fees	16,655
Professional fees	24,401
Trustees fees	50
12b-1 distribution and service fees	28
Other	1,270
Total liabilities	42,404
Net assets	$5,367,540

Class A Shares
Net assets	$ 26,793
Shares outstanding	1,250
Net asset value ("NAV") per share	$ 21.43
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$ 22.74
Class C Shares
Net assets	$ 26,654
Shares outstanding	1,250
NAV and offering price per share	$ 21.32
Class R6 Shares
Net assets	$5,287,255
Shares outstanding	246,250
NAV and offering price per share	$ 21.47
Class I Shares
Net assets	$ 26,838
Shares outstanding	1,250
NAV and offering price per share	$ 21.47
Fund level net assets consist of:
Capital paid-in	$4,999,836
Total distributable earnings	367,704
Fund level net assets	$5,367,540
Authorized shares - per class	Unlimited
Par value per share	$ 0.01
See accompanying notes to financial statements.
20

Statement of Operations
Year Ended July 31, 2020

Investment Income
Dividends	$ 145,496
Foreign tax withheld on dividend income	(13,451)
Total investment income	132,045
Expenses
Management fees	40,804
12b-1 service fees - Class A Shares	67
12b-1 distribution and service fees - Class C Shares	268
Shareholder servicing agent fees	135
Custodian fees	49,755
Professional fees	51,104
Trustees fees	146
Shareholder reporting expenses	2,657
Federal and state registration fees	43
Other	819
Total expenses before fee waiver/expense reimbursement	145,798
Fee waiver/expense reimbursement	(97,152)
Net expenses	48,646
Net investment income (loss)	83,399
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments and foreign currency	(231,376)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	44,667
Net realized and unrealized gain (loss)	(186,709)
Net increase (decrease) in net assets from operations	$(103,310)
See accompanying notes to financial statements.
21

Statement of Changes in Net Assets

	Year Ended 7/31/20	For the Period 12/12/18 (commencement of operations) through 7/31/19
Operations
Net investment income (loss)	$ 83,399	$ 94,965
Net realized gain (loss) from investments and foreign currency	(231,376)	(31,769)
Change in net unrealized appreciation (depreciation) of investments and foreign currency	44,667	559,953
Net increase (decrease) in net assets from operations	(103,310)	623,149
Distributions to Shareholders
Dividends:
Class A Shares	(693)	—
Class C Shares	(483)	—
Class R6 Shares	(150,360)	—
Class I Shares	(763)	—
Decrease in net assets from distributions to shareholders	(152,299)	—
Fund Share Transactions
Proceeds from sale of shares	—	5,000,000
Net increase (decrease) in net assets from Fund share transactions	—	5,000,000
Net increase (decrease) in net assets	(255,609)	5,623,149
Net assets at the beginning of period	5,623,149	—
Net assets at the end of period	$5,367,540	$5,623,149
See accompanying notes to financial statements.
22

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23

Financial Highlights
Nuveen Winslow International Large Cap Fund
Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
Class (Commencement Date) Year Ended July 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/18)
2020	$22.46	$0.28	$(0.76)	$(0.48)	$(0.55)	$ —	$(0.55)	$21.43
2019(e)	20.00	0.35	2.11	2.46	—	—	—	22.46
Class C (12/18)
2020	22.35	0.12	(0.76)	(0.64)	(0.39)	—	(0.39)	21.32
2019(e)	20.00	0.24	2.11	2.35	—	—	—	22.35
Class R6 (12/18)
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
Class I (12/18)
2020	22.49	0.33	(0.74)	(0.41)	(0.61)	—	(0.61)	21.47
2019(e)	20.00	0.38	2.11	2.49	—	—	—	22.49
24

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement		Ratios to Average Net Assets After Waiver/Reimbursement(c)
Total Return(b)	Ending Net Assets (000)	Expenses	Net Investment Income (Loss)	Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(d)

(2.31)%	$ 27	2.95%	(0.50)%	1.15%	1.30%	38%
12.30	28	2.68*	1.00*	1.15*	2.53*	18

(3.02)	27	3.70	(1.25)	1.90	0.55	38
11.75	28	3.43*	0.24*	1.90*	1.77*	18

(2.08)	5,287	2.70	(0.25)	0.90	1.55	38
12.45	5,539	2.43*	1.25*	0.90*	2.77*	18

(2.08)	27	2.70	(0.25)	0.90	1.55	38
12.45	28	2.42*	1.25*	0.90*	2.77*	18
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable. See Note 7 – Management Fees and Other Transactions with Affiliates for more information.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 4 – Portfolio Securities and Investments in Derivatives) divided by the average long-term market value during the period.
(e)	For the period December 12, 2018 (commencement of operations) through January 31, 2019.
*	Annualized.
See accompanying notes to financial statements.
25

Notes to Financial Statements
1.  General Information
Trust and Fund Information
The Nuveen Investment Trust II (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”), as amended. The Trust is comprised of Nuveen Winslow International Large Cap Fund (the "Fund"), as a diversified fund, among others. The Trust was organized as a Massachusetts business trust on June 27, 1997.
The end of the reporting period for the Fund is July 31, 2020, and the period covered by these Notes to Financial Statements is the fiscal year ended July 31, 2020 (the “current fiscal period”).
Investment Adviser and Sub-Adviser
The Fund's investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund's portfolio, manages the Fund's business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Winslow Capital Management, LLC, (the “Sub-Adviser”), an affiliate of Nuveen, under which the Sub-Adviser manages the investment portfolio of the Fund.
Share Classes and Sales Charges
Class A Shares are generally sold with an up-front sales charge. Class A shares purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) of 1% if redeemed within eighteen months of purchase. Class C Shares are sold without an up-front sales charge but are subject to CDSC of 1% if redeemed within twelve months of purchase. Class C Shares automatically convert to Class A Shares ten years after purchase. Class R6 and I shares are sold without an up-front sales charge.
Other Matters
The outbreak of the novel coronavirus (“COVID-19”) and subsequent global pandemic began significantly impacting the U.S. and global financial markets and economies during the calendar quarter ended March 31, 2020. The worldwide spread of COVID-19 has created significant uncertainty in the global economy. The duration and extent of COVID-19 over the long-term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Fund's normal course of business, results of operations, investments, and cash flows will depend on future developments, which are highly uncertain and difficult to predict. Management continues to monitor and evaluate this situation.
2.  Significant Accounting Policies
The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require the use of estimates made by management and the evaluation of subsequent events. Actual results may differ from those estimates. The Fund is an investment company and follows accounting guidance in the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification 946, Financial Services  –  Investment Companies. The NAV for financial reporting purposes may differ from the NAV for processing security and shareholder transactions. The NAV for financial reporting purposes includes security and shareholder transactions through the date of the report. Total return is computed based on the NAV used for processing security and shareholder transactions. The following is a summary of the significant accounting policies consistently followed by the Fund.
Compensation
The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Fund's Board of Trustees (the "Board") has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.
Distributions to Shareholders
Distributions to shareholders are recorded on the ex-dividend date. The amount, character and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
26

Foreign Currency Transactions and Translation
The books and records of the Fund are maintained in U.S. dollars. Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollars at the end of each day. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized foreign currency gains and losses resulting from changes in exchange rates associated with (i) foreign currency, (ii) investments and (iii) derivatives include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received are recognized as a component of “Net realized gain (loss) from investments and foreign currency” on the Statement of Operations, when applicable.
The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in net unrealized appreciation (depreciation) of investments and foreign currency” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.
As of the end of the reporting period, the Fund's investments in non-U.S. securities were as follows:
	Value	% of Net Assets
Country:
Japan	$ 949,714	17.7%
Switzerland	662,009	12.3
Australia	588,063	11.0
United Kingdom	497,889	9.3
Germany	469,693	8.7
Netherlands	326,575	6.1
Canada	304,201	5.7
France	283,657	5.3
Israel	221,198	4.1
Italy	205,275	3.8
Other	767,348	14.3
Total non-U.S. securities	$5,275,622	98.3%
Indemnifications
Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.
Investments and Investment Income
Securities transactions are accounted for as of the trade date for financial reporting purposes. Realized gains and losses on securities transactions are based upon the specific identification method. Dividend income is recorded on ex-dividend date or for foreign securities, when information is available. Non-cash dividends received in the form of stock if any, are recognized on the ex-dividend date and recorded at fair value. Interest income is recorded on an accrual basis.
Multiclass Operations and Allocations
Income and expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares are recorded to the specific class. 12b-1 distribution and service fees are allocated on a class-specific basis.
Sub-transfer agent fees and similar fees, which are recognized as a component of “Shareholder servicing agent fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.
Realized and unrealized capital gains and losses of the Fund are prorated among the classes based on the relative net assets of each class.
27

Notes to Financial Statements (continued)
Netting Agreements
In the ordinary course of business, the Fund may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.
The Fund's investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 4  –  Portfolio Securities and Investments in Derivatives.
New Accounting Pronouncements and Rule Issuances
Fair Value Measurement: Disclosure Framework
During August 2018, the FASB issued Accounting Standards Update ("ASU") 2018-13 (“ASU 2018-13”), Fair Value Measurement: Disclosure Framework  –  Changes to the Disclosure Requirements for Fair Value Measurements. ASU 2018-13 modifies the disclosures required by Topic 820, Fair Value Measurements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Management has early implemented this guidance and it did not have a material impact on the Fund's financial statements.
Reference Rate Reform
In March 2020, FASB issued ASU 2020-04, Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The main objective of the new guidance is to provide relief to companies that will be impacted by the expected change in benchmark interest rates at the end of 2021, when participating banks will no longer be required to submit London Interbank Offered Rate (LIBOR) quotes by the UK Financial Conduct Authority (FCA). The new guidance allows companies to, provided the only changes to existing contracts are a change to an approved benchmark interest rate, account for modifications as a continuance of the existing contract without additional analysis. For new and existing contracts, the Fund may elect to apply the optional expedients as of March 12, 2020 through December 31, 2022. Management has not yet elected to apply the optional expedients, but is currently assessing the impact of the ASU’s adoption to the Fund's financial statements and various filings.
3.  Investment Valuation and Fair Value Measurements
The fair valuation input levels as described below are for fair value measurement purposes.
The Fund's investments in securities are recorded at their estimated fair value. Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.
Level 1  –     Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2  –     Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, credit spreads, etc.).
Level 3  –     Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).
Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the Nasdaq National Market (“Nasdaq”) are valued at the Nasdaq Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or Nasdaq for which there were no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Fund that trade in the United States are valued based on the last traded price, official closing price or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to- ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.
Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from an independent pricing service ("pricing service"). As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Fund's NAV is determined, or if under
28

the Fund's procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.
Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.
The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:
	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Common Stocks	$555,632	$4,715,382**	$ —	$5,271,014
Common Stock Rights	4,608	—	—	4,608
Total	$560,240	$4,715,382	$ —	$5,275,622

*	Refer to the Fund's Portfolio of Investments for industry classifications.
**	Refer to the Fund's Portfolio of Investments for securities classified as Level 2.
4.  Portfolio Securities and Investments in Derivatives
Portfolio Securities
Investment Transactions
Long-term purchases and sales during the current fiscal period aggregated $1,997,678 and $2,088,311, respectively.
The Fund may purchase securities on a when-issued or delayed-delivery basis. Securities purchased on a when-issued or delayed-delivery basis may have extended settlement periods; interest income is not accrued until settlement date. Any securities so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. If the Fund has outstanding when-issued/delayed-delivery purchases commitments as of the end of the reporting period, such amounts are recognized on the Statement of Assets and Liabilities.
Investments in Derivatives
The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund's investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.
Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.
Market and Counterparty Credit Risk
In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.
29

Notes to Financial Statements (continued)
The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.
5.  Fund Shares
Transactions in Fund shares during the current and prior fiscal periods were as follows:
	Year Ended 7/31/20		For the Period 12/12/18 (commencement of operations) through 7/31/19
	Shares	Amount	Shares	Amount
Shares sold:
Class A	—	$ —	1,250	$ 25,000
Class C	—	—	1,250	25,000
Class R6	—	—	246,250	4,925,000
Class I	—	—	1,250	25,000
Net increase (decrease)	—	$ —	250,000	$5,000,000
6.  Income Tax Information
The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.
For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.
The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.
The table below presents the cost and unrealized appreciation (depreciation) of the Fund's investment portfolio, as determined on a federal income tax basis as of July 31, 2020.

Tax cost of investments	$4,683,658
Gross unrealized:
Appreciation	$ 886,516
Depreciation	(294,552)
Net unrealized appreciation (depreciation) of investments	$ 591,964
Permanent differences, primarily due to foreign currency transactions and investments in passive foreign investment companies, resulted in reclassifications among the Fund's components of net assets as of July 31, 2020, the Fund's tax year end.
The tax components of undistributed net ordinary income and net long-term capital gains as of July 31, 2020, the Fund's tax year end, were as follows:

Undistributed net ordinary income[1]	$31,482
Undistributed net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
30

The tax character of distributions paid during the Fund's tax year ended July 31, 2020 was designated for purposes of the dividends paid deduction as follows:
2020
Distributions from net ordinary income[1]	$152,299
Distributions from net long-term capital gains	—

[1]	Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.
As of July 31, 2020, the Fund's tax year end, the Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Not subject to expiration:
Short-term	$154,810
Long-term	101,889
Total	$256,699
7.  Management Fees and Other Transactions with Affiliates
Management Fees
The Fund’s management fee compensates the Adviser for the overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.
The Fund’s management fee consists of two components  –  a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables the Fund’s shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.
The annual fund-level fee, payable monthly, is calculated according to the following schedule:
Average Daily Net Assets	Fund-Level Fee
For the first $125 million	0.6000%
For the next $125 million	0.5875
For the next $250 million	0.5750
For the next $500 million	0.5625
For the next $1 billion	0.5500
For the next $3 billion	0.5250
For the next $2.5 billion	0.5000
For the next $2.5 billion	0.4875
For net assets over $10 billion	0.4750
The annual complex-level fee, payable monthly, is calculated according to the following schedule:
Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
* The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen open-end and closed-end funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011, but do not include certain assets of certain Nuveen funds that were reorganized into funds advised by an affiliate of the Adviser during the 2019 calendar year. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of
31

Notes to Financial Statements (continued)
preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of July 31, 2020, the complex-level fee for each Fund was 0.1578%.
The Adviser has agreed to waive fees and/or reimburse expenses through July 31, 2022 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.94% of the average daily net assets of any class of Fund shares. However, because Class R6 Shares are not subject to sub-transfer agent and similar fees, the total annual fund operating expenses for the Class R6 Shares will be less than the expense limitation. This expense limitation may be terminated or modified prior to that date only with the approval of the Board.
Distribution and Service Fees
The Fund have adopted a distribution and service plan under rule 12b-1 under the 1940 Act. Class A Shares incur a 0.25% annual 12b-1 service fee. Class C Shares incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to 12b-1 distribution or service fees. The fees under this plan compensate Nuveen Securities, LLC, (the “Distributor”), a wholly-owned subsidiary of Nuveen, for services provided and expenses incurred in distributing shares of the Fund and establishing and maintaining shareholder accounts.
Other Transactions with Affiliates
To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

12b-1 fees retained (Unaudited)	$249
As of the end of the reporting period, the percentage of Fund shares owned by TIAA are as follows:

TIAA owned shares	100%
32

Additional Fund Information
(Unaudited)
Investment Adviser
Nuveen Fund Advisors, LLC
333 West Wacker Drive
Chicago, IL 60606
Sub-Adviser
Winslow Capital Management, LLC
80 South Eighth Street
Minneapolis, MN 55402
Independent Registered
Public Accounting Firm
PricewaterhouseCoopers LLP
One North Wacker Drive
Chicago, IL 60606
Legal Counsel
Chapman and Cutler LLP
Chicago, IL 60603
Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111
Transfer Agent and
Shareholder Services
DST Asset Manager
Solutions, Inc. (DST)
P.O. Box 219140
Kansas City, MO 64121-9140
(800) 257-8787

Foreign Taxes: The Fund paid qualifying foreign taxes of $12,992 and earned $145,297 of foreign source income during the fiscal year ended July 31, 2020. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.05 per share as foreign taxes paid and $0.58 per share as income earned from foreign sources, for the fiscal year ended July 31, 2020. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.
Distribution Information: The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying for the dividends received deduction (“DRD”) for corporations and its percentage of qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

% of QDI	100.0%
% of DRD	0.0%
Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT. You may obtain this information on the SEC's website at http://www.sec.gov.
Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.
FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.
33

Glossary of Terms Used in this Report
(Unaudited)
Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.
Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.
MSCI ACWI (All Country World Index) ex USA Index: An unmanaged index that captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the U.S.) and 23 Emerging Markets (EM) countries. With 1,853 constituents, the index covers approximately 85% of the global equity opportunity set outside the U.S. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.
Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.
Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.
34

Annual Investment Management Agreement Approval Process
(Unaudited)
At a meeting held on May 19-21, 2020 (the “May Meeting”), the Board of Trustees (the “Board” and each Trustee, a “Board Member”) of the Fund, which is comprised entirely of Board Members who are not “interested persons” (as defined under the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Board Members”), approved the renewal of the management agreement (the “Investment Management Agreement”) with Nuveen Fund Advisors, LLC (the “Adviser”) pursuant to which the Adviser serves as investment adviser to the Fund and the sub-advisory agreement (the “Sub-Advisory Agreement”) with Winslow Capital Management, LLC (the “Sub-Adviser”) pursuant to which the Sub-Adviser serves as the investment sub-adviser to the Fund. Although the 1940 Act requires that continuances of the Advisory Agreements (as defined below) be approved by the in-person vote of a majority of the Independent Board Members, the May Meeting was held virtually through the internet in view of the health risks associated with holding an in-person meeting during the COVID-19 pandemic and governmental restrictions on gatherings. The May Meeting was held in reliance on an order issued by the Securities and Exchange Commission on March 13, 2020, as extended on March 25, 2020, which provided registered investment companies temporary relief from the in-person voting requirements of the 1940 Act with respect to the approval of a fund's advisory agreement in response to the challenges arising in connection with the COVID-19 pandemic.
Following up to an initial two-year period, the Board considers the renewal of the Investment Management Agreement and Sub-Advisory Agreement on an annual basis. The Investment Management Agreement and Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements” and the Adviser and the Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser.” Throughout the year, the Board and its committees meet regularly and, at these meetings, review an extensive array of topics and information that are relevant to its annual consideration of the renewal of the advisory agreements for the Nuveen funds. Such information may address, among other things, fund performance; the Adviser’s strategic plans; the review of the funds and investment teams; compliance, regulatory and risk management matters; the trading practices of the various sub-advisers to the funds; valuation of securities; fund expenses; payments to financial intermediaries, including 12b-1 fees and sub-transfer agency fees, if applicable; and overall market and regulatory developments.
In addition to the information and materials received during the year, the Board, in response to a request made on its behalf by independent legal counsel, received extensive materials and information prepared specifically for its annual consideration of the renewal of the advisory agreements for the Nuveen funds by the Adviser and by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data. The materials cover a wide range of topics including, but not limited to, a description of the nature, extent and quality of services provided by the Fund Advisers; a review of each sub-adviser to the Nuveen funds and the applicable investment teams; an analysis of fund performance in absolute terms and as compared to the performance of certain peer funds (if available) and benchmarks with a focus on any performance outliers; an analysis of the fees and expense ratios of the Nuveen funds in absolute terms and as compared to those of certain peer funds with a focus on any expense outliers; a description of portfolio manager compensation; a review of the performance of various service providers; a description of various initiatives Nuveen had undertaken or continued during the year for the benefit of particular fund(s) and/or the complex; a description of the profitability or financial data of Nuveen and the sub-advisers to the Nuveen funds; and a description of indirect benefits received by the Adviser and the sub-advisers as a result of their relationships with the Nuveen funds.
In continuing its practice, the Board met prior to the May Meeting to begin its considerations of the renewal of the Advisory Agreements. Accordingly, on April 27-28, 2020 (the “April Meeting”), the Board met to review and discuss, in part, the performance of the Nuveen funds and the Adviser’s evaluation of each sub-adviser to the Nuveen funds. In its review, the Board recognized the volatile market conditions occurring during the first half of 2020 arising, in part, from the public health crisis caused by the novel coronavirus known as COVID-19 and the resulting impact on fund performance. Accordingly, the Board reviewed, among other things, fund performance reflecting the more volatile periods, including for various time periods ended the first quarter of 2020 and for various time periods ended April 17, 2020. At the April Meeting, the Board Members asked questions and requested additional information that was provided for the May Meeting. In continuing its review of the Nuveen funds in light of the extraordinary market conditions experienced in early 2020, the Board received updated fund performance data reflecting various time periods ended May 8, 2020 for its May Meeting. The Board also continued its practice of seeking to meet periodically with the various sub-advisers to the Nuveen funds and their investment teams, when feasible.
The Independent Board Members considered the review of the advisory agreements for the Nuveen funds to be an ongoing process and employed the accumulated information, knowledge, and experience the Board Members had gained during their tenure on the boards governing the Nuveen funds and working with the Adviser and sub-advisers in their review of the advisory agreements. The contractual arrangements are a result of multiple years of review, negotiation and information provided in connection with the boards’ annual review of the Nuveen funds’ advisory arrangements and oversight of the Nuveen funds.
35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
The Independent Board Members were advised by independent legal counsel during the annual review process as well as throughout the year, including meeting in executive sessions with such counsel at which no representatives from the Adviser or the Sub-Adviser were present. In connection with their annual review, the Independent Board Members also received a memorandum from independent legal counsel outlining their fiduciary duties and legal standards in reviewing the Advisory Agreements.
The Board’s decision to renew the Advisory Agreements was not based on a single identified factor, but rather the decision reflected the comprehensive consideration of all the information provided throughout the year and at the April and May Meetings, and each Board Member may have attributed different levels of importance to the various factors and information considered in connection with the approval process. The following summarizes the principal factors and information, but not all the factors, the Board considered in deciding to renew the Advisory Agreements and its conclusions.
A. Nature, Extent and Quality of Services
In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to the Fund with particular focus on the services and enhancements to such services provided during the last year. The Independent Board Members considered the Investment Management Agreement and the Sub-Advisory Agreement separately in the course of their review. With this approach, they considered the respective roles of the Adviser and the Sub-Adviser in providing services to the Fund.
With respect to the Adviser, the Board recognized that the Adviser has provided a vast array of services the scope of which has expanded over the years in light of regulatory, market and other developments, such as the development of a liquidity management program and expanded compliance programs for the Nuveen funds. The Board also noted the extensive resources, tools and capabilities the Adviser and its affiliates devoted to the various operations of the Nuveen funds. These services include, but are not limited to: investment oversight, risk management and securities valuation services (such as analyzing investment performance and risk data; overseeing and reviewing the various sub-advisers to the Nuveen funds and their investment teams; overseeing trade execution, soft dollar practices and securities lending activities; providing daily valuation services and developing related valuation policies, procedures and methodologies; overseeing risk disclosure; periodic testing of investment and liquidity risks; participating in financial statement and marketing disclosures; participating in product development; and participating in leverage management and liquidity monitoring); product management (such as analyzing a fund’s position in the marketplace, setting dividends, preparing shareholder and intermediary communications and other due diligence support); fund administration (such as preparing fund tax returns and other tax compliance services, overseeing the funds’ independent public accountants and other service providers; managing fund budgets and expenses; and helping to fulfill the funds’ regulatory filing requirements); oversight of shareholder services and transfer agency functions (such as overseeing transfer agent service providers which include registered shareholder customer service and transaction processing; and overseeing proxy solicitation and tabulation services); Board relations services (such as organizing and administering Board and committee meetings, preparing various reports to the Board and committees and providing other support services); compliance and regulatory oversight services (such as devising compliance programs; managing compliance policies; monitoring compliance with applicable fund policies and laws and regulations; and evaluating the compliance programs of the various sub-advisers to the Nuveen funds and certain other service providers); and legal support and oversight of outside law firms (such as helping to prepare and file registration statements and proxy statements; overseeing fund activities and providing legal interpretations regarding such activities; and negotiating agreements with other fund service providers).
The Board also recognized that the Adviser and its affiliates have undertaken a number of initiatives over the previous year that benefited the complex and/or particular Nuveen funds including, but not limited to:
•	Fund Improvements and Product Management Initiatives – continuing to proactively manage the Nuveen fund complex as a whole and at the individual fund level with an aim to enhance the shareholder outcomes through, among other things, rationalizing the product line and gaining efficiencies through mergers, repositionings and liquidations; launching new share classes; reviewing and updating investment policies and benchmarks; closing funds to new investments; rebranding the exchange-traded fund (“ETF”) product line; and integrating certain investment teams and changing the portfolio managers serving various funds;
•	Capital Initiatives – continuing to invest capital to support new Nuveen funds with initial capital as well as to facilitate modifications to the strategies or structure of existing funds;
•	Liquidity Management – implementing the liquidity risk management program which was designed to assess and manage the liquidity risk of the Nuveen funds. The Board noted that this program was particularly helpful in addressing the high volatility and liquidity challenges that arose in the market, particularly for the high yield municipal sector, during the first half of 2020;
•	Compliance Program Initiatives – continuing efforts to mitigate compliance risk, increase operating efficiencies, strengthen key compliance program elements and support international business growth and other objectives through, among other things, integrating various investment teams across affiliates, consolidating marketing review functions, enhancing compliance related technologies and establishing and maintaining shared broad-based compliance policies throughout the organization and its affiliates;
36

•	Risk Management and Valuation Services – continuing efforts to provide Nuveen with a more disciplined and consistent approach to identifying and mitigating the firm’s operational risks through, among other things, enhancing the interaction and reporting between the investment risk management team and various affiliates and adopting a risk operational framework across the complex;
•	Regulatory Matters – continuing efforts to monitor regulatory trends and advocate on behalf of the Nuveen funds, to implement and comply with new or revised rules and mandates and to respond to regulatory inquiries and exams;
•	Government Relations – continuing efforts of various Nuveen teams and affiliates to develop policy positions on a broad range of issues that may impact the Nuveen funds, advocate and communicate these positions to lawmakers and other regulatory authorities and work with trade associations to ensure these positions are represented;
•	Business Continuity, Disaster Recovery and Information Services – continuing to periodically test business continuity and disaster recovery plans, maintain an information security program designed to identify and manage information security risks, and provide reports to the Board, at least annually, addressing, among other things, management’s security risk assessment, cyber risk profile, potential impact of new or revised laws and regulations, incident tracking and other relevant information technology risk-related reports; and
•	Expanded Dividend Management Services – continuing to manage the dividends among the varying types of Nuveen funds within the Nuveen complex to be consistent with the respective fund’s product design and investing resources to develop systems to assist in the process for newer products such as target term funds and ETFs.
The Board also noted the benefits to shareholders of investing in a Nuveen fund, as each Nuveen fund is a part of a large fund complex with a variety of investment disciplines, capabilities, expertise and resources available to navigate and support the funds including during stressed times as occurred in the market in the first half of 2020. In addition to the services provided by the Adviser, the Board also considered the risks borne by the Adviser and its affiliates in managing the Nuveen funds, including entrepreneurial, operational, reputational, regulatory and litigation risks.
The Board further considered the division of responsibilities between the Adviser and the Sub-Adviser and recognized that the Sub-Adviser and its investment personnel generally are responsible for the management of the Fund’s portfolio under the oversight of the Adviser and the Board. The Board considered an analysis of the Sub-Adviser provided by the Adviser which included, among other things, the Sub-Adviser’s assets under management and changes thereto, a summary of the applicable investment team and changes thereto, the investment approach of the team and the performance of the funds sub-advised by the Sub-Adviser over various periods. The Board further considered at the May Meeting or prior meetings evaluations of the Sub-Adviser’s compliance program and trade execution. The Board also considered the structure of investment personnel compensation programs and whether this structure provides appropriate incentives to act in the best interests of the respective Nuveen funds. The Board noted that the Adviser recommended the renewal of the Sub-Advisory Agreement.
Based on its review, the Board determined, in the exercise of its reasonable business judgment, that it was satisfied with the nature, extent and quality of services provided to the Fund under each Advisory Agreement.
B. The Investment Performance of the Fund and Fund Advisers
In evaluating the quality of the services provided by the Fund Advisers, the Board also received and considered a variety of investment performance data of the Nuveen funds they advise. In this regard, the Board reviewed, among other things, Fund performance over the quarter and one-year periods ending December 31, 2019. The performance data was based on Class A shares; however, the performance of other classes should be substantially similar as they invest in the same portfolio of securities and differences in performance among the classes would be principally attributed to the variations in the expense structures of the classes. Unless otherwise indicated, the performance data referenced below reflects the periods ended December 31, 2019. In general, the year 2019 was a period of strong market performance. However, as noted above, the Board recognized the unprecedented market volatility and decline that occurred in early 2020 and the significant impact it would have on fund performance. As a result, the Board reviewed performance data capturing more recent time periods, including performance data reflecting the first quarter of 2020 as well as performance data for various periods ended April 17, 2020 for its April Meeting and May 8, 2020 for its May Meeting.
The Board reviewed both absolute and relative fund performance during the annual review over the various time periods. With respect to the latter, the Board considered fund performance in comparison to the performance of peer funds (the “Performance Peer Group”) (if available) and recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks). For funds that had changes in portfolio managers, the Board considered performance data of such funds before and after such changes. In considering performance data, the Board is aware of certain inherent limitations with such data, including that differences between the objective(s), strategies and other characteristics of the Nuveen funds compared to the respective Performance Peer Group and/or benchmark(s) (such as differences in the use of leverage) will necessarily contribute to differences in performance results and limit the value of the comparative information.
As noted above, the Board reviewed fund performance over various periods ended December 31, 2019 as well as the first quarter of 2020 and various time periods ended April 17, 2020 and May 8, 2020. In light of the significant market decline in the early part of 2020, the Board noted that a shorter period of underperformance may significantly impact longer term performance. Further, the Board recognized that performance data may differ signifi-
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Annual Investment Management Agreement Approval Process (Unaudited) (continued)
cantly depending on the ending date selected and accordingly, performance results for periods ended at the year-end of 2019 may vary significantly from performance results for periods ended in the first quarter of 2020, particularly given the extraordinary market conditions at that time as the impact of COVID-19 and other market developments unfolded. The Board considered a fund’s performance in light of the overall financial market conditions. In addition, the Board recognized that shareholders may evaluate performance based on their own holding periods which may differ from the periods reviewed by the Board and lead to differing results.
In addition to the performance data prepared in connection with the annual review of the advisory agreements of the Nuveen funds, the Board reviewed fund performance throughout the year at its quarterly meetings representing differing time periods and took into account the discussions that occurred at these Board meetings in evaluating a fund’s overall performance. The Board also considered, among other things, the Adviser’s analysis of each Nuveen fund’s performance, with particular focus on funds that were considered performance outliers (both overperformance and underperformance), the factors contributing to the performance and any steps taken to address any performance concerns. Given the volatile market conditions of early 2020, the Board considered the Adviser’s analysis of the impact of such conditions on the Nuveen funds’ performance.
The Board evaluated performance in light of various factors, including general market conditions, issuer-specific information, asset class information, fund cash flows and other factors. Accordingly, depending on the facts and circumstances, the Board may be satisfied with a fund’s performance notwithstanding that its performance may be below its benchmark or peer group for certain periods. However, with respect to any Nuveen funds for which the Board had identified performance issues, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers whether any steps are necessary or appropriate to address such issues, and reviews the results of any efforts undertaken.
The Board noted that the Fund’s performance was below the performance of its benchmark for the one-year period ended December 31, 2019. With the market decline in the first quarter of 2020, the Fund’s performance continued to be below the performance of its benchmark for the one-year period ended March 31, 2020. The Board noted that the Fund was new with a performance history too limited to make a meaningful assessment of performance.
C. Fees, Expenses and Profitability
1. Fees and Expenses
As part of its annual review, the Board considered the contractual management fee and net management fee (the management fee after taking into consideration fee waivers and/or expense reimbursements, if any) paid by a Nuveen fund to the Adviser in light of the nature, extent and quality of the services provided. The Board also considered the total operating expense ratio of each Nuveen fund before and after any fee waivers and/or expense reimbursements. More specifically, the Independent Board Members reviewed, among other things, each fund’s gross and net management fee rates (i.e., before and after expense reimbursements and/or fee waivers, if any) and net total expense ratio in relation to those of a comparable universe of funds (the “Peer Universe”) and to a more focused subset of comparable funds (the “Peer Group”) established by Broadridge. The Independent Board Members reviewed the methodology Broadridge employed to establish its Peer Universe and Peer Group and recognized that differences between the applicable fund and its respective Peer Universe and/or Peer Group as well as changes to the composition of the Peer Group and/or Peer Universe from year to year may limit some of the value of the comparative data. The Independent Board Members also considered a fund’s operating expense ratio as it more directly reflected the shareholder’s costs in investing in the respective fund.
In their review, the Independent Board Members considered, in particular, each Nuveen fund with a net expense ratio of six basis points or higher compared to that of its peer average (each, an “Expense Outlier Fund”) and an analysis as to the factors contributing to each such fund’s higher relative net expense ratio. Accordingly, in reviewing the comparative data between a fund and its peers, the Board generally considered the fund’s net expense ratio and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. The Independent Board Members also considered, in relevant part, a fund’s net management fee and net total expense ratio in light of its performance history.
In their review of the fee arrangements for the Nuveen funds, the Independent Board Members considered the management fee schedules, including the complex-wide and fund-level breakpoint schedules, and the expense reimbursements and/or fee waivers provided by Nuveen for each fund, as applicable. The Board noted that across the Nuveen fund complex, the complex-wide fee breakpoints reduced fees by $56.6 million and fund-level breakpoints reduced fees by $66.8 million in 2019. Further, fee caps and waivers for all applicable Nuveen funds saved approximately an additional $13.7 million in fees for shareholders in 2019.
With respect to the Sub-Adviser, the Board also considered the sub-advisory fee schedule paid to the Sub-Adviser in light of the sub-advisory services provided to the Fund, the breakpoint schedule and comparative data of the fees the Sub-Adviser charges to other clients, if any. In its review, the Board recognized that the compensation paid to the Sub-Adviser is the responsibility of the Adviser, not the Fund.
The Board noted that the Fund had a net management fee and a net expense ratio that were below the respective peer averages. In addition, the Board noted that the Fund did not incur a management fee after fee waivers and expense reimbursements for the last fiscal year.
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Based on its review of the information provided, the Board determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.
2. Comparisons with the Fees of Other Clients
In determining the appropriateness of fees, the Board also considered information regarding the fee rates the respective Fund Advisers charged to certain other types of clients and the type of services provided to these other clients. With respect to the Adviser and/or the Sub-Adviser, such other clients may include retail and institutional managed accounts advised by the Sub-Adviser; investment companies offered outside the Nuveen family and sub-advised by the Sub-Adviser; foreign investment companies offered by Nuveen and sub-advised by the Sub-Adviser; and collective investment trusts sub-advised by the Sub-Adviser. The Board further noted that the Adviser also advised certain ETFs sponsored by Nuveen.
The Board recognized that the Fund had an affiliated sub-adviser and, with respect to affiliated sub-advisers, reviewed, among other things, the range of fees assessed for managed accounts and foreign investment companies offered by Nuveen. The Board also reviewed the fee range and average fee rate of certain selected investment strategies offered in retail and institutional managed accounts advised by the Sub-Adviser and non-Nuveen investment companies sub-advised by certain affiliated sub-advisers.
In considering the fee data of other clients, the Board considered, among other things, the differences in the amount, type and level of services provided to the Nuveen funds relative to other clients as well as the differences in portfolio investment policies, investor profiles, account sizes and regulatory requirements, all of which contribute to the variations in the fee schedules. The Board recognized the complexity and myriad of services the Adviser had provided to the Nuveen funds compared to the other types of clients as the Adviser is principally responsible for all aspects of operating the funds, including complying with the increased regulatory requirements required when managing the funds as well as the increased entrepreneurial, legal and regulatory risks that the Adviser incurs in sponsoring and managing the funds. Further, with respect to ETFs, the Board considered that Nuveen ETFs are passively managed compared to the active management of the other Nuveen funds which contributed to the differences in fee levels between the Nuveen ETFs and other Nuveen funds. In general, higher fee levels reflect higher levels of service provided by the Adviser, increased investment management complexity, greater product management requirements, and higher levels of business risk or some combination of these factors. The Board further considered that the Sub-Adviser’s fee is essentially for portfolio management services and therefore more comparable to the fees it receives for retail wrap accounts and other external sub-advisory mandates. The Board concluded the varying levels of fees were justified given, among other things, the inherent differences in the products and the level of services provided to the Nuveen funds versus other clients, the differing regulatory requirements and legal liabilities and the entrepreneurial, legal and regulatory risks incurred in sponsoring and advising a registered investment company.
3. Profitability of Fund Advisers
In their review, the Independent Board Members considered information regarding Nuveen’s level of profitability for its advisory services to the Nuveen funds for the calendar years 2019 and 2018. The Board reviewed, among other things, Nuveen’s net margins (pre-tax) (both including and excluding distribution expenses); gross and net revenue margins (pre- and post-tax); revenues, expenses, and net income (pre-tax and after-tax and before distribution) of Nuveen for fund advisory services; and comparative profitability data comparing the margins of Nuveen compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) for each of the last two calendar years. The Board also reviewed the revenues and expenses the Adviser derived from its ETF product line for the 2018 and 2019 calendar years.
In reviewing the profitability data, the Independent Board Members recognized the subjective nature of calculating profitability as the information is not audited and is dependent on cost allocation methodologies to allocate expenses of Nuveen and its affiliates between the fund and non-fund businesses. The expenses to be allocated include direct expenses in servicing the Nuveen funds as well as indirect and/or shared costs (such as overhead, legal and compliance) some of which are attributed to the Nuveen funds pursuant to the cost allocation methodologies. The Independent Board Members reviewed a description of the cost allocation methodologies employed to develop the financial information and a summary of the history of changes to the methodology over the eleven-year period from 2008 to 2019. The Board had also appointed three Independent Board Members, along with the assistance of independent counsel, to serve as the Board’s liaisons to review the development of the profitability data and any proposed changes to the cost allocation methodology prior to incorporating any such changes and to report to the full Board. The Board recognized that other reasonable and valid allocation methodologies could be employed and could lead to significantly different results. Based on the data, the Independent Board Members noted that Nuveen’s net margins were higher in 2019 than the previous year and considered the key drivers behind the revenue and expense changes that impacted Nuveen’s net margins between the years. The Board also noted the reinvestments of some of the profits into the business through, among other things, the investment of seed capital in certain funds and continued investments in enhancements to information technology, internal infrastructure and data management improvements and global investment and innovation projects.
As noted above, the Independent Board Members also considered Nuveen’s margins from its relationship to the Nuveen funds compared to the adjusted margins of certain peers with publicly available data and with the most comparable assets under management (based on asset size and asset composition) to Nuveen for the calendar years 2019 and 2018. The Independent Board Members noted that Nuveen’s margins from its rela-
39

Annual Investment Management Agreement Approval Process (Unaudited) (continued)
tionships with the Nuveen funds were on the low range compared to the adjusted margins of the peers. The Independent Board Members, however, recognized that it is difficult to make comparisons of profitability with other investment adviser peers given that comparative data is not generally public and the calculation of profitability is subjective and affected by numerous factors (such as types of funds a peer manages, its business mix, its cost of capital, the numerous assumptions underlying the methodology used to allocate expenses and other factors) which can have a significant impact on the results.
Aside from Nuveen’s profitability, the Board recognized that the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). As such, the Board also reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2019 and 2018 calendar years to consider the financial strength of TIAA. The Board recognized the benefit of having an investment adviser and its parent with significant resources, particularly during periods of market stress.
In addition to Nuveen, the Independent Board Members also considered the profitability of the Sub-Adviser from its relationships with the Nuveen funds. In this regard, the Independent Board Members reviewed, among other things, the Sub-Adviser’s revenues, expenses and net revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2019 as well as its pre-tax and after-tax net revenue margins for 2019 compared to such margins for 2018.
In evaluating the reasonableness of the compensation, the Independent Board Members also considered any other ancillary benefits derived by the respective Fund Adviser from its relationship with the Nuveen funds as discussed in further detail below.
Based on a consideration of all the information provided, the Board noted that Nuveen’s and the Sub-Adviser’s level of profitability was acceptable and not unreasonable in light of the services provided.
D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale
The Board considered whether there have been economies of scale with respect to the management of the Nuveen funds and whether these economies of scale have been appropriately shared with the funds. The Board recognized that although economies of scale are difficult to measure, there are several methods to help share the benefits of economies of scale, including breakpoints in the management fee schedule, fee waivers and/or expense limitations, the pricing of Nuveen funds at scale at inception and investments in Nuveen’s business which can enhance the services provided to the funds for the fees paid. The Board noted that Nuveen generally has employed these various methods. In this regard, the Board noted that the management fee of the Adviser is generally comprised of a fund-level component and a complex-level component each with its own breakpoint schedule, subject to certain exceptions. The Board reviewed the fund-level and complex-level fee schedules. The Board considered that the fund-level breakpoint schedules are designed to share economies of scale with shareholders if the particular fund grows, and the complex-level breakpoint schedule is designed to deliver the benefits of economies of scale to shareholders when the eligible assets in the complex pass certain thresholds even if the assets of a particular fund are unchanged or have declined. In the calculation of the complex-level component, the Board noted that it had approved the acquisition of several Nuveen funds by similar TIAA-CREF funds in 2019. However, to mitigate the loss of the assets of these Nuveen funds deemed eligible to be included in the calculation of the complex-wide fee when these Nuveen funds left the complex upon acquisition, Nuveen agreed to credit approximately $460 million to assets under management to the Nuveen complex in calculating the complex-wide component.
In addition to the fund-level and complex-level fee schedules, the Independent Board Members considered the temporary and/or permanent expense caps applicable to certain Nuveen funds (including the amounts of fees waived or amounts reimbursed to the respective funds in 2018 and 2019), including the temporary expense cap applicable to the Fund.
The Independent Board Members also recognized the Adviser’s continued reinvestment in its business through, among other things, investments in its business infrastructure and information technology, portfolio accounting system and other systems and platforms that will, among other things, support growth, simplify and enhance information sharing, and enhance the investment process to the benefit of all of the Nuveen funds.
Based on its review, the Board concluded that the current fee arrangements together with the Adviser’s reinvestment in its business appropriately shared any economies of scale with shareholders.
E. Indirect Benefits
The Independent Board Members received and considered information regarding other benefits the respective Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds. The Independent Board Members recognized that an affiliate of the Adviser serves as principal underwriter providing distribution and/or shareholder services to the open-end funds. The Independent Board Members further noted that subject to certain exceptions, the Nuveen open-end funds pay 12b-1 fees and while a majority of such fees were paid to third party broker-dealers, the Board reviewed the amount retained by the Adviser’s affiliate. In addition, the Independent Board Members also noted that various sub-advisers (including the Sub-Adviser) may engage in soft dollar transactions pursuant to which they may receive the benefit of research products and other services provided by broker-dealers executing portfolio transactions on behalf of the applicable Nuveen funds, although the Board recognized that certain sub-advisers may be phasing out the use of soft dollars over time.
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The Board, however, noted that the benefits for the Sub-Adviser when transacting in fixed-income securities may be more limited as such securities generally trade on a principal basis and therefore do not generate brokerage commissions. Further, the Board considered that although the Sub-Adviser may benefit from the receipt of research and other services that it may otherwise have to pay for out of its own resources, the research may also benefit the Nuveen funds to the extent it enhances the ability of the Sub-Adviser to manage such funds or is acquired through the commissions paid on portfolio transactions of other clients.
Based on its review, the Board concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.
F. Other Considerations
The Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to the Fund and that the Advisory Agreements be renewed.
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Liquidity Risk Management Program
(Unaudited)
Discussion of the operation and effectiveness of the Funds’ liquidity risk management program
In compliance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”), each Fund covered in this Report (the “Funds”) has adopted and implemented a liquidity risk management program (the “Program”), which is designed to manage the Fund’s liquidity risk. The Program consists of various protocols for assessing and managing each Fund’s liquidity risk. The Funds’ Board of Trustees previously designated Nuveen Fund Advisors, LLC, the Funds’ investment adviser, as the Administrator of the Program. The adviser’s Liquidity Monitoring and Analysis Team (“LMAT”) carries out day-to-day Program management with oversight by the adviser’s Liquidity Oversight Sub-Committee (the LOSC”). The LOSC is composed of personnel from the adviser and Teachers Advisors, LLC, an affiliate of the adviser.
At a May 20, 2020 meeting of the Board, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for calendar year 2019 (the “Review Period”), as required under the Liquidity Rule. The report noted that the Program has been and continues to be adequately and effectively implemented to monitor and (as applicable) respond to each Fund’s liquidity developments.
In accordance with the Program, the LMAT assesses each Fund’s liquidity risk no less frequently than annually based on various factors, such as (i) the Fund’s investment strategy and the liquidity of portfolio investments, (ii) cash flow projections, and (iii) holdings of cash and cash equivalents, borrowing arrangements, and other funding sources. Certain factors are considered under both normal and reasonably foreseeable stressed conditions.
Each Fund portfolio investment is classified into one of four liquidity categories (including the most liquid, “Highly Liquid”, and the least liquid, “Illiquid”, discussed below). The classification is based on a determination of how long it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Liquidity classification determinations take into account various market, trading, and investment-specific considerations, as well as market depth, and use third-party vendor data.
Any Fund that does not primarily hold highly liquid investments must, among other things, determine a minimum percentage of Fund assets that must be invested in highly liquid investments (a “Highly Liquid Investment Minimum”). During the Review Period, each Fund primarily held Highly Liquid investments and therefore was exempt from the requirement to adopt a Highly Liquid Investment Minimum and to comply with the related requirements under the Liquidity Rule.
The Liquidity Rule also limits a Fund’s investments in Illiquid investments. Specifically, the Liquidity Rule prohibits a Fund from acquiring Illiquid investments if doing so would result in the Fund holding more than 15% of its net assets in Illiquid investments, and requires certain reporting to the Fund Board and the Securities and Exchange Commission any time a Fund’s holdings of Illiquid investments exceeds 15% of net assets. During the Review Period, no Fund exceeded the 15% limit on Illiquid investments.
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Trustees and Officers
(Unaudited)
The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. None of the Trustees who are not “interested” persons of the Funds (referred to herein as “Independent Trustees”) has ever been a Trustee or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the Trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each Trustee oversees and other directorships they hold are set forth below.
The Funds’ Statement of Additional Information (“SAI”) includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Independent Trustees (2):
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Fulcrum IT Services LLC (2010-2019); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	155
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	Chairman (since 2019), formerly, President (1996-2019), The Hall-Perrine Foundation, a private philanthropic corporation; Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	155
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Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Director (2004-2018) of Xerox Corporation; Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	155
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); formerly, Chairman (2019), and Director (2012-2019), USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions; formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions (1991-1996) and Chief Executive Officer (1995-1996) of Zenith Electronics Corporation.	155
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC. (since 2008), a private firm which develops branding, marketing and communications strategies for clients; served The President's Council of Fordham University (2010-2019) and previously a Director of the Curran Center for Catholic American Studies (2009-2018); formerly, senior external advisor to the Financial Services practice of Deloitte Consulting LLP. (2012-2014); former Chair of the Board of Trustees of Marian University (2010-2014 as trustee, 2011-2014 as Chair); formerly Chief Executive Officer of ABN AMRO Bank N.V., North America, and Global Head of the Financial Markets Division (2007-2008), with various executive leadership roles in ABN AMRO Bank N.V. between 1996 and 2007.	155
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013); formerly, Board Member, U.S. Endowment for Forestry and Communities (2013-2019); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	155
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017), and C2 Options Exchange, Incorporated (2009-2017); former Director, Cboe Global Markets, Inc., formerly, CBOE Holdings, Inc. (2010-May 2020); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	155
44

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	155
Robert L. Young 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	155

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Officers of the Funds:
Greg A. Bottjer 1971 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2016	Senior (since 2017) Managing Director (since 2011), formerly, Senior Vice President (2007-2010) of Nuveen; Senior (since 2017) Managing Director (since 2016) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Mark J. Czarniecki 1979 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2013	Vice President and Assistant Secretary of Nuveen Securities, LLC (since 2016) and Nuveen Fund Advisors (since 2017); Vice President and Associate General Counsel of Nuveen (since 2013) and Vice President, Assistant Secretary and Associate General Counsel of Nuveen Asset Management (since 2018).
Diana R. Gonzalez 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2017	Vice President and Assistant Secretary of Nuveen Fund Advisors, LLC (since 2017); Vice President and Associate General Counsel of Nuveen (since 2017); Associate General Counsel of Jackson National Asset Management (2012-2017).
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Managing Director (since 2015) of Nuveen Fund Advisors, LLC; Chartered Financial Analyst.
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
Brian J. Lockhart 1974 333 W. Wacker Drive Chicago, IL 60606	Vice President	2019	Managing Director (since 2019) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Vice President (2010-2017) of Nuveen; Head of Investment Oversight (since 2017), formerly, Team Leader of Manager Oversight (2015-2017); Chartered Financial Analyst and Certified Financial Risk Manager.
45

Trustees and Officers (Unaudited) (continued)
Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Jacques M. Longerstaey 1963 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Senior Managing Director, Chief Risk Officer, Nuveen, LLC (since May 2019); Senior Managing Director (since May 2019) of Nuveen Fund Advisors, LLC; formerly, Chief Investment and Model Risk Officer, Wealth & Investment Management Division, Wells Fargo Bank (NA) (from 2013-2019).
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007	Senior Managing Director (since 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management, LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010). Senior Managing Director (since 2017) and Secretary (since 2016) of Nuveen Alternative Investments, LLC.
Jon Scott Meissner 1973 8500 Andrew Carnegie Blvd. Charlotte, NC 28262	Vice President	2019	Managing Director of Mutual Fund Tax and Financial Reporting groups at Nuveen (since 2017); Managing Director of Nuveen Fund Advisors, LLC (since 2019); Senior Director of Teachers Advisors, LLC and TIAA-CREF Investment Management, LLC (since 2016); Senior Director (since 2015) Mutual Fund Taxation to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the CREF Accounts; has held various positions with TIAA since 2004.
Deann D. Morgan 1969 100 Park Avenue New York, NY 10016	Vice President	2020	Executive Vice President, Global Head of Product at Nuveen (since November 2019); Co-Chief Executive Officer of Nuveen Securities, LLC (since March 2020); Managing Member MDR Collaboratory LLC (since 2018); Managing Director, Head of Wealth Management Product Structuring & COO Multi Asset Investing. The Blackstone Group (2013-2017).
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2008	Managing Director (since 2017) and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2017), formerly, Senior Vice President (2016-2017), Co-General Counsel (since 2019) and Assistant Secretary (since 2016) of Nuveen Fund Advisors, LLC; Managing Director (since 2017), formerly, Senior Vice President (2012-2017) and Associate General Counsel (since 2016), formerly, Assistant General Counsel (2008-2016) of Nuveen.
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (since 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
E. Scott Wickerham 1973 TIAA 730 Third Avenue New York, NY 10017	Vice President and Controller	2019	Senior Managing Director, Head of Fund Administration at Nuveen, LLC (since 2019), formerly, Managing Director; Senior Managing Director (since 2019), Nuveen Fund Advisors, LLC; Principal Financial Officer, Principal Accounting Officer and Treasurer (since 2017) to the TIAA-CREF Funds, the TIAA-CREF Life Funds, the TIAA Separate Account VA-1 and the Treasurer (since 2017) to the CREF Accounts; Senior Director, TIAA-CREF Fund Administration (2014-2015); has held various positions with TIAA since 2006.
46

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(3)	Principal Occupation(s) During Past 5 Years
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
(1)         Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen fund complex.
(2)         Matthew Thornton III has been nominated for election to the Board of Trustees of the Funds and the boards of all other funds in the Nuveen complex, each such appointment effective as of November 16, 2020. If Mr. Thornton is elected to the board of each such fund for which he has been nominated and assuming his appointments become effective, Mr. Thornton will oversee all the portfolios in the Nuveen fund complex. Mr. Thornton's principal occupation and other directorships during the past five years are as follows:
              Formerly, Executive Vice President and Chief Operating Officer (2018-2019), FedEx Freight Corporation, a subsidiary of FedEx Corporation ("FedEx") (provider of transportation, e-commerce and business services through its portfolio of companies); formerly, Senior Vice President, U.S. Operations (2006-2018), Federal Express Corporation, a subsidiary of FedEx; formerly, Member of the Board of Directors (2012-2018), Safe Kids Worldwide® (a non-profit organization dedicated to preventing childhood injuries); member of the Board of Directors (since 2014), The Sherwin-Williams Company (develops, manufactures, distributes and sells paints, coatings and related products).
(3)         Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen fund complex.
47

Nuveen:
Serving Investors for Generations
Since 1898, financial professionals and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.
Focused on meeting investor needs.
Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.
Find out how we can help you.
To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial professional, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.
Learn more about Nuveen Funds at: www.nuveen.com/mutual-funds
Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com    MAN-WINLC-0720P1316931-INV-Y-09/21

ITEM 2.	CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/fund-governance. (To view the code, click on Code of Conduct.)

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone, Jack B. Evans and William C. Hunter, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

Mr. Hunter was formerly a Senior Vice President at the Federal Reserve Bank of Chicago. As part of his role as Senior Vice President, Mr. Hunter was the senior officer responsible for all operations of each of the Economic Research, Statistics, and Community and Consumer Affairs units at the Federal Reserve Bank of Chicago. In such capacity, Mr. Hunter oversaw the subunits of the Statistics and Community and Consumer Affairs divisions responsible for the analysis and evaluation of bank and bank holding company financial statements and financial filings. Prior to serving as Senior Vice President at the Federal Reserve Bank of Chicago, Mr. Hunter was the Vice President of the Financial Markets unit at the Federal Reserve Bank of Atlanta where he supervised financial staff and bank holding company analysts who analyzed and evaluated bank and bank holding company financial statements. Mr. Hunter also currently serves on the Boards of Directors of Xerox Corporation and Wellmark, Inc. as well as on the Audit Committees of such Boards. As an Audit Committee member, Mr. Hunter’s responsibilities include, among other things, reviewing financial statements, internal audits and internal controls over financial reporting. Mr. Hunter also formerly was a Professor of Finance at the University of Connecticut School of Business and has authored numerous scholarly articles on the topics of finance, accounting and economics.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP, provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chair (or, in her absence, any other member of the Audit Committee).

Fiscal Year Ended July 31, 2020	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	28,910	0	7,360	0
Nuveen Emerging Markets Equity Fund	18,995	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	19,030	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	18,970	0	0	0
Nuveen Winslow International Large Cap Fund	18,975	0	0	0
Nuveen Winslow International Small Cap Fund	19,105	0	0	0
Nuveen International Growth Fund	20,030	0	5,356	0
Nuveen Winslow Large-Cap Growth ESG Fund	21,475	4,500	5,000	0

Total	$165,490	$4,500	$17,716	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Emerging Markets Equity Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Large Cap Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	31,975	0	2,970	0
Nuveen Emerging Markets Equity Fund	18,415	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	18,600	0	3,020	0
Nuveen Santa Barbara International Dividend Growth Fund	18,535	0	2,970	0
Nuveen Winslow International Large Cap Fund	18,535	0	0	0
Nuveen Winslow International Small Cap Fund	18,685	0	3,020	0
Nuveen International Growth Fund	20,160	0	16,857	0
Nuveen Winslow Large-Cap Growth ESG Fund	21,450	0	2,970	0

Total	$166,355	$0	$31,807	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	0%	0%	0%	0%
Nuveen Emerging Markets Equity Fund	0%	0%	0%	0%
Nuveen Santa Barbara Global Dividend Growth Fund	0%	0%	0%	0%
Nuveen Santa Barbara International Dividend Growth Fund	0%	0%	0%	0%
Nuveen Winslow International Large Cap Fund	0%	0%	0%	0%
Nuveen Winslow International Small Cap Fund	0%	0%	0%	0%
Nuveen International Growth Fund	0%	0%	0%	0%
Nuveen Winslow Large-Cap Growth ESG Fund	0%	0%	0%	0%

Fiscal Year Ended July 31, 2020	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2019	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Trust II	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended July 31, 2020	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	7,360	0	0	7,360
Nuveen Emerging Markets Equity Fund	0	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	0	0	0	0
Nuveen Santa Barbara International Dividend Growth Fund	0	0	0	0
Nuveen Winslow International Large Cap Fund	0	0	0	0
Nuveen Winslow International Small Cap Fund	0	0	0	0
Nuveen International Growth Fund	5,356	0	0	5,356
Nuveen Winslow Large-Cap Growth ESG Fund	5,000	0	0	5,000

Total	$17,716	$0	$0	$17,716

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended July 31, 2019	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Santa Barbara Dividend Growth Fund	2,970	0	0	2,970
Nuveen Emerging Markets Equity Fund	0	0	0	0
Nuveen Santa Barbara Global Dividend Growth Fund	3,020	0	0	3,020
Nuveen Santa Barbara International Dividend Growth Fund	2,970	0	0	2,970
Nuveen Winslow International Large Cap Fund	0	0	0	0
Nuveen Winslow International Small Cap Fund	3,020	0	0	3,020
Nuveen International Growth Fund	16,857	0	0	16,857
Nuveen Winslow Large-Cap Growth ESG Fund	2,970	0	0	2,970

Total	$31,807	$0	$0	$31,807

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chair for her verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.

ITEM 13.	EXHIBITS.

File the exhibits listed below as part of this Form.

(a	)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/fund-governance and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a	)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a	)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(a	)(4)	Change in the registrant’s independent public accountant. Not applicable.

(b	)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Trust II

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: October 7, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Greg A. Bottjer
Greg A. Bottjer
Chief Administrative Officer
(principal executive officer)

Date: October 7, 2020

By (Signature and Title)	/s/ E. Scott Wickerham
E. Scott Wickerham
Vice President and Controller
(principal financial officer)

Date: October 7, 2020